UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a‑6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

Inogen, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

☒ No fee required.

☐ Fee paid previously with preliminary materials

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Dear Stockholder:

I am pleased to invite you to attend the Annual Meeting of Stockholders of Inogen, Inc. (“Inogen”), which will be held on May 31, 2023 at 10:00 a.m. Pacific Time as a virtual meeting. The Annual Meeting of Stockholders (together with any postponements, adjournments or continuations thereof, the “Annual Meeting”) will be held in a virtual meeting format only. You will be able to attend the meeting, vote and submit your questions via the Internet at www.virtualshareholdermeeting.com/INGN2023. You will not be able to attend the virtual Annual Meeting physically in person.

At the Annual Meeting, we will ask you to consider the following proposals:

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To elect two Class III directors from the nominees described in this proxy statement;
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To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year ending December 31, 2023;
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To approve, on an advisory and non-binding basis, executive compensation as described in this proxy statement;
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To approve, on an advisory and non-binding basis, the frequency of votes on executive compensation;
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To approve the Inogen, Inc. 2023 Equity Incentive Plan; and
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To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Our Board of Directors has fixed the close of business on April 3, 2023 as the record date for the Annual Meeting. Only stockholders of record on April 3, 2023 are entitled to notice of and to vote at the Annual Meeting. Further information regarding voting rights and the matters to be voted upon is presented in the accompanying proxy statement.

We are pleased to be furnishing proxy materials to stockholders primarily over the Internet for our Annual Meeting. Consequently, most stockholders will not receive paper copies of our proxy materials. We will instead send to our stockholders a Notice of Internet Availability of Proxy Materials. We believe that this process expedites stockholders’ receipt of proxy materials, lowers the costs of our Annual Meeting, and conserves natural resources.

On or about April 18, 2023 we expect to mail to our stockholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy statement for our Annual Meeting and our annual report to stockholders (“Annual Report”). The Notice of Internet Availability of Proxy Materials also includes instructions on how you can vote using the Internet, and how you can request and receive, free of charge, a printed copy of our proxy materials. Our proxy statement and our 2022 Annual Report can be accessed directly at the following Internet address: http://www.proxyvote.com. All you have to do is enter the control number located on your proxy card. All stockholders who do not receive a Notice of Internet Availability of Proxy Materials will receive a paper copy of the proxy materials by mail.

YOUR VOTE IS IMPORTANT. Whether or not you plan to attend the Annual Meeting of Stockholders, we urge you to submit your vote via the Internet, telephone or mail.

On behalf of the Board of Directors, I would like to express our appreciation for your interest in Inogen.

Sincerely,

Nabil Shabshab

Chief Executive Officer and President

Goleta, California

April 18, 2023

The Notice of Internet Availability of Proxy Materials is first being mailed to our stockholders on or about April 18, 2023. The proxy materials are first being posted on http://www.proxyvote.com on or about April 18, 2023.

INOGEN, INC.

301 Coromar Drive Goleta, CA 93117

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held Virtually on May 31, 2023 at 10:00 a.m. Pacific Time

Time and Date	Wednesday, May 31, 2023 at 10:00 a.m. Pacific Time.

Place

The Annual Meeting will be held as a virtual meeting via live webcast on the Internet. Because the meeting is completely virtual and being conducted via the Internet, stockholders will not be able to attend the meeting in person. You will be able to attend the meeting, vote and submit your questions on the day of the meeting via the Internet at www.virtualshareholdermeeting.com/INGN2023. If you have difficulty accessing the virtual meeting during the check-in or meeting time, a technical assistance phone number will be made available on the virtual meeting registration page 15 minutes prior to the start time of the meeting.

Items of Business	•	To elect two Class III directors from the nominees described in the proxy statement (Proposal No. 1);
	•	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year ending December 31, 2023 (Proposal No. 2);
	•	To approve, on an advisory and non-binding basis, executive compensation as described in this proxy statement (Proposal No. 3);
	•	To approve, on an advisory and non-binding basis, the frequency of future stockholder advisory votes on the compensation of our named executive officers (Proposal No. 4);
	•	To approve the Inogen, Inc. 2023 Equity Incentive Plan (Proposal No. 5); and
	•	To transact other business that may properly come before the Annual Meeting, or any adjournments or postponements thereof.

Record Date	April 3, 2023 (the “Record Date”). Only stockholders of record at the close of business on the Record Date are entitled to receive notice of, and to vote at, the Annual Meeting.
Notice of Internet Availability of Proxy Materials

On or about April 18, 2023 we expect to mail to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our proxy statement for our annual meeting and our annual report to stockholders (“Annual Report”). This Notice provides instructions on how to vote online or by telephone and includes instructions on how to receive a paper copy of proxy materials by mail. The proxy statement and our Annual Report can be accessed directly at the following Internet address: http://www.proxyvote.com. All you have to do is enter the control number located on your proxy card.

Voting

IMPORTANT

Your vote is very important. Whether or not you plan to attend the Annual Meeting, we encourage you to read the proxy statement and submit your proxy or voting instructions as soon as possible. For specific instructions on how to vote your shares, please refer to the instructions in the section entitled “Questions and Answers About the Annual Meeting” beginning on page 1 of the proxy statement.

Important Notice Regarding the Availability of Proxy Materials for the virtual Annual Meeting to Be Held on May 31, 2023. The notice of annual meeting, proxy statement, proxy card, and Annual Report are available by visiting http://www.proxyvote.com. All you have to do is enter the control number located on your proxy card.

By order of the Board of Directors,

Jason Somer

Corporate Secretary

Goleta, California

April 18, 2023

The Notice of Internet Availability of Proxy Materials is first being mailed to our stockholders on or about April 18, 2023. The proxy materials are first being posted on http://www.proxyvote.com on or about April 18, 2023.

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INOGEN, INC.

301 Coromar Drive

Goleta, California 93117

PROXY STATEMENT

FOR 2023 ANNUAL MEETING OF STOCKHOLDERS

To Be Held Virtually at 10:00 a.m. Pacific Time on May 31, 2023

This proxy statement and the accompanying form of proxy are furnished in connection with the solicitation of proxies by our Board of Directors (the “Board”) of Inogen, Inc. (“Inogen” or the “Company”) for use at our 2023 Annual Meeting of Stockholders, and any postponements, adjournments or continuations thereof (the “Annual Meeting”). The Annual Meeting will be held virtually via live webcast on the Internet at www.virtualshareholdermeeting.com/INGN2023 on Wednesday May 31, 2023 at 10:00 a.m. Pacific Time as a virtual meeting. The Annual Meeting will be held in a virtual meeting format only. You will not be able to attend the Annual Meeting physically in person. The live webcast of the Annual Meeting can be accessed by stockholders on the day of the meeting at www.virtualshareholdermeeting.com/INGN2023. If you have difficulty accessing the virtual meeting during the check-in or meeting time, a technical assistance phone number will be made available on the virtual meeting registration page 15 minutes prior to the start time of the meeting. On or about April 18, 2023, we expect to mail to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our proxy statement for our Annual Meeting and our annual report to stockholders (“Annual Report”). Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this proxy statement and references to our website address in this proxy statement are inactive textual references only.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

The information provided in the “question and answer” format below addresses certain frequently asked questions but is not intended to be a summary of all matters contained in this proxy statement. Please read the entire proxy statement carefully before voting your shares.

What is a proxy?

A proxy is your legal designation of another person to vote the stock you own. The person you designate is your “proxy,” and you give the proxy authority to vote your shares by submitting the accompanying proxy card or voting by telephone or over the Internet. We have designated our Chief Executive Officer and President, Nabil Shabshab, and our Executive Vice President, General Counsel and Corporate Secretary, Jason Somer, to serve as proxies for the Annual Meeting.

Why am I receiving these materials?

The Board of Inogen is providing these proxy materials to you in connection with the Board’s solicitation of proxies for use at the virtual Annual Meeting (and at any adjournment or postponement of such meeting), which will take place virtually via the Internet on May 31, 2023. Stockholders are invited to attend the virtual Annual Meeting and are requested to vote on the proposals described in this proxy statement. This proxy statement and the accompanying proxy card are being made available on or about April 18, 2023 in connection with the solicitation of proxies on behalf of the Board.

How do I get electronic access to the proxy materials?

The notice of annual meeting, proxy statement, and Annual Report are available by visiting www.proxyvote.com and typing in the control number as set forth (i) on the proxy card (for stockholders of record), or (ii) on the voting instruction form (for individuals who hold shares through a broker, bank, trustee, or nominee).

What information is contained in these materials?

The information included in this proxy statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of our most highly paid executive officers and our directors, and certain other required information. Inogen’s Annual Report, which includes our audited financial statements, is being made available along with this proxy statement.

What proposals will be voted on at the Annual Meeting?

The proposals scheduled to be voted on at the Annual Meeting include:

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the election of two Class III directors to hold office until the 2026 Annual Meeting of Stockholders or until their successors are duly elected and qualified;
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a proposal to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2023;
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a proposal to approve, on an advisory and non-binding basis, executive compensation for our fiscal year ended December 31, 2022 as described in this proxy statement;
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a proposal to approve, on an advisory and non-binding basis, the frequency of future stockholder advisory votes on the compensation of our named executive officers;
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a proposal to approve the Inogen, Inc. 2023 Equity Incentive Plan; and
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any other business that may properly come before the meeting.

How does our Board recommend that I vote?

Our Board recommends that you vote:

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FOR the election of each of the two directors nominated by our Board and named in this proxy statement as Class III directors to serve for a three-year term;
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FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2023;
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FOR the approval, on an advisory and non-binding basis, of executive compensation for our fiscal year ended December 31, 2022 as described in this proxy statement;
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to hold future stockholder advisory votes on the compensation of our named executive officers every “ONE YEAR”; and
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FOR the approval of the Inogen, Inc. 2023 Equity Incentive Plan.

Will there be any other items of business on the agenda?

If any other items of business or other matters are properly brought before the Annual Meeting, your proxy gives discretionary authority to the persons named on the proxy card with respect to those items of business or other matters. The persons named on the proxy card intend to vote the proxy in accordance with their best judgment. Our Board does not intend to bring any other matters to be voted on at the Annual Meeting, and we are not currently aware of any matters that may be properly presented by others for consideration at the Annual Meeting.

Who is entitled to vote at the Annual Meeting?

Holders of our common stock at the close of business on April 3, 2023, the record date for the Annual Meeting (the “Record Date”), are entitled to notice of and to vote at the Annual Meeting. Each stockholder is entitled to one vote for each share of our common stock held as of the Record Date. As of the Record Date, there were 23,120,786 shares of common stock outstanding and entitled to vote. Stockholders are not permitted to cumulate votes with respect to the election of directors. The shares you are entitled to vote include shares that are (1) held of record directly in your name, and (2) held for you as the beneficial owner through a stockbroker, bank or other nominee.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Stockholder of Record: Shares Registered in Your Name. If, at the close of business on the Record Date, your shares were registered directly in your name with Computershare Trust Company, N.A., our transfer agent, then you are considered the stockholder of record with respect to those shares. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote virtually at the Annual Meeting.

Beneficial Owners: Shares Registered in the Name of a Broker, Bank or Other Nominee. If, at the close of business on the Record Date, your shares were held, not in your name, but rather in a stock brokerage account or by a bank or other nominee on your behalf, then you are considered the beneficial owner of shares held in “street name.” As the beneficial owner, you have the right to direct your broker, bank or other nominee how to vote your shares by following the voting instructions your broker, bank or other nominee provides. If you do not provide your broker, bank or other nominee with instructions on how to vote your shares, your broker, bank or other nominee may, in its discretion, vote your shares with respect to routine matters but may not vote your shares with respect to any non-routine matters. Please see “What if I do not specify how my shares are to be voted?” below for additional information.

Do I have to do anything in advance if I plan to attend the virtual Annual Meeting?

Stockholder of Record: Shares Registered in Your Name. If you were a stockholder of record at the close of business on the Record Date, you do not need to do anything in advance to attend and/or vote your shares at the virtual Annual Meeting.

Beneficial Owners: Shares Registered in the Name of a Broker, Bank or Other Nominee. If you were a beneficial owner at the close of business on the Record Date, you may not vote your shares at the virtual Annual Meeting unless you obtain a “legal proxy” from your broker, bank or other nominee who is the stockholder of record with respect to your shares. You may still attend the Annual Meeting even if you do not have a legal proxy.

To access, participate in, and vote at the virtual Annual Meeting at www.virtualshareholdermeeting.com/INGN2023, you must enter the 16-digit control number found on your proxy card, voting instruction form or notice that you previously received or, if you were a beneficial owner at the close of business on the Record Date, located in the proxy materials you receive from your broker. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the login page for the Annual Meeting. After successfully entering your 16-digit control number, you may vote during the Annual Meeting and submit questions by following the instructions available on the meeting website.

How can I contact Inogen’s transfer agent?

You may contact our transfer agent by writing Computershare Investor Services, P.O. Box 43078, Providence, RI 02940-3078, by telephoning (877) 373-6374 or (781) 575-3100 (International), or via its Investor Center at www.computershare.com/investor.

Why is the Annual Meeting being held virtually?

We have decided to conduct the Annual Meeting on a virtual basis because we believe it will be more beneficial than holding a live meeting as we are able to embrace the latest technology to provide ease of access and real-time communication, while reducing the environmental impact and costs associated with an in-person meeting. We believe that by hosting our Annual Meeting virtually, our stockholders will be provided the same rights and opportunities to participate as they would at an in-person meeting, while offering a greater level of flexibility for many of our stockholders who may not be able to attend the Annual Meeting in person.

The 2023 Annual Meeting will be held as a virtual meeting format only. You will not be able to attend the Annual Meeting physically in person. The live webcast of the Annual Meeting can be accessed by stockholders on the day of the meeting at www.virtualshareholdermeeting.com/INGN2023. If you have difficulty accessing the virtual meeting during the check-in or meeting time, a technical assistance phone number will be made available on the virtual meeting registration page 15 minutes prior to the start time of the meeting.

How do I vote and what are the voting deadlines?

Stockholder of Record: Shares Registered in Your Name. If you are a stockholder of record, you can vote in one of the following ways:

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by Internet at www.proxyvote.com, 24 hours a day, seven days a week, until 11:59 P.M., Eastern Time, on May 30, 2023 (have your proxy card in hand when you visit the website);
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by toll-free telephone at 1-800-690-6903, 24 hours a day, seven days a week, until 11:59 P.M., Eastern Time, on May 30, 2023 (have your proxy card in hand when you call);
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by completing and mailing your proxy card in the postage-paid envelope we have provided or returning it to Vote Processing c/o Broadridge 51 Mercedes Way, Edgewood, NY 11717, which must be received by us no later than the start of the Annual Meeting (if you received printed proxy materials); or
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by attending and voting virtually via the Internet during the Annual Meeting.

Beneficial Owners: Shares Registered in the Name of a Broker, Bank or Other Nominee. If you are the beneficial owner of shares held of record by a broker, bank or other nominee, you will receive voting instructions from your broker, bank or other nominee. You must follow the voting instructions provided by your broker, bank or other nominee in order to instruct your broker, bank or other nominee how to vote your shares. The availability of Internet and telephone voting options will depend on the voting process of your broker, bank or other nominee. As discussed above, if you are a beneficial owner, you may not vote your shares virtually at the Annual Meeting unless you obtain a legal proxy from your broker, bank or other nominee.

Can I change my vote or revoke my proxy?

Stockholder of Record: Shares Registered in Your Name. If you are a stockholder of record, you may revoke your proxy or change your proxy instructions at any time before the Annual Meeting by:

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entering a new vote by Internet or telephone;
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signing and returning a new proxy card with a later date;
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delivering a written revocation to our Corporate Secretary at Inogen, Inc., 301 Coromar Drive, Goleta, CA 93117, at any time prior to the Annual Meeting; or
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attending the Annual Meeting and voting virtually.

Attendance at the Annual Meeting will not cause your previously granted proxy to be revoked unless you specifically so request or vote virtually at the Annual Meeting.

Beneficial Owners: Shares Registered in the Name of a Broker, Bank or Other Nominee. If you are the beneficial owner of your shares, you must contact the broker, bank or other nominee holding your shares and follow their instructions to change your vote or revoke your proxy.

Is there a list of stockholders entitled to vote at the Annual Meeting?

The names of stockholders of record entitled to vote at the Annual Meeting will be available for ten days prior to the meeting for any purpose germane to the meeting, between the hours of 9:00 a.m. and 4:30 p.m., at our corporate headquarters at 301 Coromar Drive, Goleta, CA 93117.

What is the effect of giving a proxy?

Proxies are solicited by and on behalf of our Board. The persons named in the proxy have been designated as proxy holders by our Board. When a proxy is properly dated, executed and returned, the shares represented by the proxy will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our Board. If any matters not described in this proxy statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote your shares. If the Annual Meeting is postponed or adjourned, the proxy holders can vote your shares on the new meeting date, unless you have properly revoked your proxy, as described above.

What if I do not specify how my shares are to be voted?

Stockholder of Record: Shares Registered in Your Name. If you are a stockholder of record and you submit a proxy but you do not provide voting instructions, your shares will be voted:

FOR the election of each of the two directors nominated by our Board and named in this proxy statement as Class III directors to serve for a three-year term (Proposal No. 1);

FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2023 (Proposal No. 2);

FOR the approval, on an advisory and non-binding basis, of executive compensation for our fiscal year ended December 31, 2022 as described in this proxy statement (Proposal No. 3);

For ONE YEAR as the approval, on an advisory and non-binding basis, for the frequency of future advisory votes on executive compensation (Proposal No. 4);

FOR the approval of the Inogen, Inc. 2023 Equity Incentive Plan (Proposal No. 5); and

In the discretion of the named proxy holders regarding any other matters properly presented for a vote at the Annual Meeting.

Beneficial Owners: Shares Registered in the Name of a Broker, Bank or Other Nominee. If you are a beneficial owner and you do not provide your broker, bank or other nominee that holds your shares with voting instructions, then your broker, bank or other nominee will determine if it has discretion to vote on each matter. Brokers do not have discretion to vote on non-routine matters. Proposal No. 1 (election of directors), Proposal No. 3 (advisory vote to approve Named Executive Officer (“NEO”) compensation), Proposal No. 4 (advisory vote to approve frequency of future advisory votes on NEO compensation) and Proposal No. 5 (Inogen, Inc. 2023 Equity Incentive Plan) are non-routine matters, while Proposal No. 2 (ratification of appointment of independent registered public accounting firm) is a routine matter. As a result, if you do not provide voting instructions to your broker, bank or other nominee, then your broker, bank or other nominee may not vote your shares with respect to Proposal No. 1, Proposal No. 3, Proposal No. 4 or Proposal No. 5, which would result in a “broker non-vote” on each such proposal, but may, in its discretion, vote your shares with respect to Proposal No. 2. For additional information regarding broker non-votes, see “What are the effects of abstentions and broker non-votes?” below.

What is a quorum?

A quorum is the minimum number of shares required to be present at the Annual Meeting for the meeting to be properly held under our amended and restated bylaws and Delaware law. The holders of a majority of the common stock issued and outstanding and entitled to vote, present virtually or represented by proxy, constitutes a quorum for the transaction of business at the Annual Meeting. As noted above, as of the Record Date, there were a total of 23,120,786 shares of common stock outstanding, which means that 11,560,394 shares of common stock must be represented virtually or by proxy at the Annual Meeting to have a quorum. If there is no quorum, (i) the chairperson of the Annual Meeting or (ii) the stockholders entitled to vote at the Annual Meeting, present virtually in person or represented by proxy, may adjourn the meeting to a later date. Additionally, pursuant to the Company’s bylaws, the chairperson of the Annual

Meeting has the power to adjourn the meeting to another place, if any, date or time, whether or not a quorum is present and without a vote of stockholders.

What are the effects of abstentions and broker non-votes?

An abstention represents a stockholder’s affirmative choice to decline to vote on a proposal. If a stockholder indicates on its proxy card that it wishes to abstain from voting its shares, or if a broker, bank or other nominee holding its customers’ shares of record causes abstentions to be recorded for shares, these shares will be considered present and entitled to vote at the Annual Meeting. As a result, abstentions will be counted for purposes of determining the presence or absence of a quorum and will also count as votes against a proposal in cases where approval of the proposal requires the affirmative vote of a majority of the shares present virtually in person or represented by proxy and entitled to vote at the Annual Meeting (e.g., Proposal No. 2, Proposal No. 3, and Proposal No. 5). However, because the outcome of Proposal No. 1 (election of directors) and Proposal No. 4 (advisory vote to approve frequency of future advisory votes on NEO compensation) will be determined by a plurality vote, abstentions will have no impact on the outcome of such proposals as long as a quorum exists.

A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the broker, bank or other nominee does not have discretionary voting power with respect to such proposal and has not received voting instructions from the beneficial owner of the shares. Broker non-votes will be counted for purposes of calculating whether a quorum is present at the Annual Meeting but will not be counted for purposes of determining the number of votes cast. Therefore, a broker non-vote will make a quorum more readily attainable but will not otherwise affect the outcome of the vote on any proposal.

How many votes are needed for approval of each proposal?

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Proposal No. 1: The election of Class III directors requires a plurality of the shares of common stock present virtually in person or represented by proxy at the Annual Meeting and entitled to vote thereon to be approved. This means that the two nominees who receive the most FOR votes will be elected. You may (i) vote FOR all nominees, (ii) WITHHOLD your vote as to all nominees, or (iii) vote FOR all nominees except for those specific nominees from whom you WITHHOLD your vote. Any shares not voted FOR a particular nominee (whether as a result of voting withheld or a broker non-vote) will not be counted in such nominee’s favor and will have no effect on the outcome of the election. If you WITHHOLD your vote as to all nominees, you will be deemed to have abstained from voting on Proposal No. 1, and such abstention will have no effect on the outcome of the proposal.
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Proposal No. 2: The ratification of the appointment of Deloitte & Touche LLP requires the affirmative vote of a majority of the shares of common stock present virtually in person or represented by proxy at the Annual Meeting and entitled to vote thereon to be approved. You may vote FOR, AGAINST or ABSTAIN. If you ABSTAIN from voting on Proposal No. 2, the abstention will have the same effect as a vote AGAINST the proposal.
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Proposal No. 3: The approval on an advisory and non-binding basis of NEO compensation requires the affirmative vote of a majority of the shares of common stock present virtually in person or represented by proxy at the Annual Meeting and entitled to vote thereon. You may vote FOR, AGAINST or ABSTAIN. Abstentions are considered votes present and entitled to vote on this proposal, and thus, will have the same effect as a vote AGAINST the proposal. Broker non-votes will have no effect on the outcome of the vote. However, because this proposal is an advisory vote, the result will not be binding on us or our Board. Our Board and our Compensation Committee will consider the outcome of the vote when establishing or modifying the compensation of our NEOs.
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Proposal No. 4: For the advisory vote regarding the frequency of future stockholder votes on NEO compensation, the option that receives the most votes will be considered the preferred frequency of our stockholders. You may vote for a frequency of every ONE YEAR, TWO YEARS or THREE YEARS, or you may indicate that you wish to ABSTAIN from voting on this proposal. Abstentions will be counted for purposes of determining the presence or absence of a quorum but will have no effect on the outcome of this proposal. Broker non-votes will have no effect on the outcome of the vote. However, because this proposal is an advisory vote, the result will not be binding on us or our Board. Our Board and our Compensation Committee will consider the outcome of the vote when determining how often we should submit to stockholders an advisory vote on the compensation of our named executive officers.
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Proposal No. 5: The approval on the Inogen, Inc. 2023 Equity Incentive Plan requires the affirmative vote of a majority of the shares of common stock present virtually in person or represented by proxy at the Annual Meeting and entitled to vote thereon. You may vote FOR, AGAINST or ABSTAIN. Abstentions are considered votes present and entitled to vote on this proposal, and thus, will have the same effect as a vote AGAINST the proposal. Broker non-votes will have no effect on the outcome of the vote.

How may my brokerage firm or other intermediary vote my shares if I fail to provide timely directions?

Brokerage firms and other intermediaries holding shares of common stock in street name for customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely directions, your broker will have discretion to vote your shares on our sole “routine” matter — the proposal to ratify the appointment of Deloitte & Touche LLP. Absent direction from you, your broker will not have discretion to vote on the election of directors, the advisory vote regarding NEO compensation, the advisory vote on the frequency of future stockholder votes on NEO compensation, or the approval of the Inogen, Inc. 2023 Equity Incentive Plan.

Why did I receive a Notice of Internet Availability of Proxy Materials instead of a full set of proxy materials?

In accordance with the rules of the Securities and Exchange Commission (“SEC”), we have elected to furnish our proxy materials, including this proxy statement and our Annual Report, primarily via the Internet. The Notice containing instructions on how to access our proxy materials is first being mailed on or about April 18, 2023 to all stockholders entitled to vote at the Annual Meeting. Stockholders may request to receive all future proxy materials in printed form by mail or electronically by e-mail by following the instructions contained in the Notice. We encourage stockholders to take advantage of the availability of our proxy materials on the Internet to help reduce the environmental impact of our annual meetings of stockholders.

How are proxies solicited for the Annual Meeting and who is paying for such solicitation?

Our Board is soliciting proxies for use at the Annual Meeting by means of the proxy materials. We will pay the entire cost of preparing, assembling, printing, mailing, and distributing these proxy materials and soliciting votes. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone, or by electronic communication by our directors, officers, and employees, who will not receive any additional compensation for such solicitation activities. We may also reimburse brokerage firms, banks, trustees, and other nominees for the cost of forwarding proxy materials to beneficial owners. We have hired Alliance Advisors, LLC (“Alliance”) to help us solicit proxies. We expect to pay Alliance a base fee of $10,000 plus reimbursement of reasonable out-of-pocket expenses. Proxy solicitations will be made primarily through the mail, but may be supplemented by telephone, facsimile, Internet, or personal solicitation by Alliance.

If you choose to access the proxy materials and/or vote over the Internet, you are responsible for Internet access charges you may incur. If you choose to vote by telephone, you are responsible for telephone charges you may incur.

What does it mean if I received more than one Notice?

If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on each Notice to ensure that all of your shares are voted.

Will members of the Board attend the Annual Meeting?

We encourage, but do not require, the members of our Board to attend the virtual Annual Meeting.

Is my vote confidential?

Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within Inogen or to third parties, except as necessary to meet applicable legal requirements, to allow for the tabulation of votes and certification of the vote, or to facilitate a successful proxy solicitation.

I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

We have adopted an SEC-approved procedure called “householding,” under which we can deliver a single copy of the Notice and, if applicable, the proxy materials to multiple stockholders who share the same address unless we received contrary instructions from one or more of the stockholders. This procedure reduces our printing and mailing costs. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will promptly deliver a separate copy of the Notice and, if applicable, the proxy materials to any stockholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy, or, if you are receiving multiple copies, to request that we only send a single copy of next year’s Notice and, if applicable, proxy materials, you may contact us as follows:

Inogen, Inc.

Attention: Corporate Secretary

301 Coromar Drive

Goleta, CA 93117

(805) 562-0500

Stockholders who hold shares in street name may contact their brokerage firm, bank, broker-dealer or other nominee to request information about householding.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us at that time, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an amendment to the Form 8-K to publish the final results.

What is the deadline to propose actions for consideration at next year’s Annual Meeting of Stockholders or to nominate individuals to serve as directors?

For information regarding stockholder proposals and director nominations, please see the section titled “Proposals of Stockholders for 2024 Annual Meeting".

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Our business affairs are managed under the direction of our Board, which is currently comprised of seven members. Six of our seven directors are independent within the meaning of the independent director requirements of the NASDAQ Global Select Market. Our Board is divided into three classes with staggered three-year terms. At each Annual Meeting of Stockholders, a class of directors will be elected for a three-year term to succeed the same class whose term is then expiring.

The following table sets forth the names and ages as of April 3, 2023 and certain other information for each of the directors with terms expiring at the Annual Meeting (who are also nominees for election as a director at the Annual Meeting) and for each of the continuing directors:

						Expiration
					Current	of term
				Director	term	for which
Name	Class	Age	Position(s)	since	expires	nominated
1. Directors with terms expiring at the Annual Meeting/nominees
Glenn Boehnlein(1)(2)	III	61	Director, Chairperson of the Audit Committee	2022	2023	2026
Thomas A. West (2)(3)	III	59	Director	2023	2023	2026

2. Continuing Directors
Elizabeth Mora(2)(3)	I	62	Director, Chairperson of the Board, Chairperson of the Compliance Committee	2021	2024	—
Heather Rider(3)(4)	I	63	Director, Chairperson of the Nominating and Governance Committee	2014	2024	—
Kevin King(1)(4)	II	66	Director, Chairperson of the Compensation Committee	2022	2025	—
Mary Kay Ladone(1)(4)	II	56	Director	2022	2025	—
Nabil Shabshab	II	57	Director, Chief Executive Officer and President	2021	2025	—

(1)
Member of our Audit Committee
(2)
Member of our Compliance Committee
(3)
Member of our Nominating and Governance Committee
(4)
Member of our Compensation Committee

Nominees for Director

Glenn Boehnlein has served on our Board and as Chairperson of the Audit Committee since March 2022. He has served as Vice President, Chief Financial Officer of Stryker Corporation (NYSE: SYK), a medical devices company since January 2016. Prior to serving as CFO, Mr. Boehnlein served in multiple leadership positions at Stryker, including Chief Financial Officer and Vice President of the MedSurg and Neurotechnology Group from January 2011 until December 2015 and Chief Financial Officer of the Endoscopy Division from January 2003 until December 2010. Prior to Stryker, from 2000 until January 2003, Mr. Boehnlein served as Chief Financial Officer of MyPrimeTime, a media company. Prior to MyPrimeTime, Mr. Boehnlein was a partner and certified public accountant at Arthur Andersen LLP, an accounting firm. Mr. Boehnlein holds a Bachelor’s in Accountancy and Master’s in Professional Accountancy from Mississippi State University. The Board believes that he is qualified to serve as a director of Inogen because of his leadership experience and his extensive experience in finance and accounting.

Thomas A. West has served on our Board since April 1, 2023. He currently serves as the President and Chief Executive Officer and is an executive Director of the Board of Nalu Medical, Inc., a privately held medical device company focused on neurostimulation to treat chronic intractable pain. He joined Nalu in August 2022. Before joining Nalu, Mr. West served from 2019 to 2022 as President, Chief Executive Officer and Director at Intersect ENT, Inc., a publicly traded medical device and drug delivery company in the sinus surgery space. Intersect ENT was acquired by Medtronic in May of 2022. Prior to Intersect, Mr. West served as Worldwide President, Diagnostic Solutions at Hologic, Inc., a medical technology company, from 2015 to 2019. Mr. West began his healthcare career at Johnson & Johnson where he assumed roles of increasing responsibility over a twenty-three-year tenure including Worldwide President of Strategy and Business Development for the Johnson & Johnson Family of Diabetes Solutions Companies, Division President of LifeScan North America and Division President of LifeScan Europe, Middle East and Africa. Mr. West was an independent member of the Board of Directors of Orthofix Medical, Inc. (NASDAQ:OFIX) from 2021 to 2023. He has also previously been a member of the Board of Directors of the medical technology trade associations, AdvaMed and Biocom California. Mr. West received a B.A. in Politics and Economics from Princeton University and an MBA from the University of Pennsylvania, Wharton School. The Board believes that he is qualified to serve as a director of Inogen because of his leadership experience and his extensive medical device experience.

Continuing Directors

Kevin King has served on our Board and as Chairperson of the Compensation Committee and a member of our Audit Committee since March 2022. He has over three decades of experience in the healthcare and IT industries in leadership roles. Mr. King previously served as Chief Executive Officer, President and Director of iRhythm Technologies, Inc. (NASDAQ: IRTC) from 2012 to 2021. Prior to iRhythm, Mr. King was President, Chief Executive Officer and a Director of Affymetrix, Inc.(NASDAQ: AFFX), an innovator in the field of genetic analysis from 2007 to 2011. He served as President and Chief Executive Officer of Thomson Healthcare, an information services business which focused on a range of healthcare-related businesses. Mr. King was a senior executive at GE Healthcare, where he led several business units. Mr. King held leadership roles at HP’s Medical Products Group. Mr. King holds a B.A. in Economics and Biology from the University of Massachusetts and an M.B.A. from New Hampshire College. The Board believes that he is qualified to serve as a director of Inogen because of his leadership experience and his extensive industry experience.

Mary Katherine (Mary Kay) Ladone has served on our Board since March 2022. Ms. Ladone served as Senior Vice President, Corporate Development, Strategy and Investor Relations, of Hill-Rom Holdings, Inc., a medical technology company, from December 2018 until January 2022 and previously served as Vice President, Investor Relations, of Hill-Rom from July 2016 to December 2018. Prior to Hill-Rom, from July 2015 until July 2016, Ms. Ladone served as Senior Vice President, Investor Relations Officer of Baxalta Inc., a biopharmaceutical company. Prior to Baxalta, Ms. Ladone served in a variety of senior finance, business development and investor relations roles for Baxter International, Inc from 1998 until July 2015. Ms. Ladone currently serves on the board of directors of Bioventus, Inc. (NASDAQ: BVS), a biotechnology company, and Kestra Medical Technologies, a privately held medical device company. Ms. Ladone holds a Bachelor’s in Business Administration from University of Notre Dame. The Board believes that she is qualified to serve as a director of Inogen because of her leadership experience and her extensive industry and investor relations experience.

Nabil Shabshab has served as our Chief Executive Officer, President and a member of our Board since February 2021. Prior to joining Inogen, Mr. Shabshab served as Worldwide President of Diabetes Care and Digital Health at Becton Dickinson and Company, a leading medical technology company, from August 2017 to February 2021. Prior to that, since August 2011, Mr. Shabshab served as Becton Dickinson’s Chief Marketing Officer and Executive Vice President of Strategic Planning. Prior to Becton Dickinson, Mr. Shabshab served as EVP, Global Portfolio, Chief Marketing Officer and Head of RD&E of Diversey, Inc., a cleaning and sanitation solutions company from 2006 to 2010. In his previous roles Mr. Shabshab served as Principal with The Zyman Group, as Vice President, Client Solutions and Consulting with Symphony IRI, and in various sales and marketing roles in pharmaceutical and consumer goods companies including Warner Lambert / Pfizer, the Coca-Cola Company, and Fronterra. Mr. Shabshab holds an MBA from Northwestern University Kellogg School of Management and a B.S. in Computer Sciences from American Lebanese University. The Board believes that he is qualified to serve as a director of Inogen due to his extensive industry and leadership experience.

Elizabeth Mora as served as Chairperson of our Board and Chairperson of the Compliance Committee since December 2021 and as a Member of our Board since May 2021. Ms. Mora previously served as Chief Administrative Officer, Vice President for Finance, Administration and Treasurer at the Charles Stark Draper Laboratory from 2008 to 2020. Previously, Ms. Mora served in a variety of leadership roles at Harvard University from 1997 to 2008, including as Chief Financial Officer and Vice President for Finance, Associate Vice President, Research Administration, and Director, Office for Sponsored Research. Prior to that, Ms. Mora served at Coopers and Lybrand LLP (PricewaterhouseCoopers) as Senior Manager, from 1992 to 1997 and as an Audit Senior and Manager, from 1989 to 1992. Since 2017, Ms. Mora has served as an advisory board member for Cambridge Bancorp (NASDAQ: CATC). Ms. Mora currently serves on the board of directors of MKS Instruments (NASDAQ: MKSI), Limoneira Company (NASDAQ: LMNR) and Everest Consolidator LLC. Ms. Mora holds a Bachelor of Arts from the University of California, Berkeley, and an MBA from Simmons College. Ms. Mora holds an active CPA license in the Commonwealth of Massachusetts. The Board believes that she is qualified to serve as Chairperson of Inogen because of her extensive experience in finance and accounting and director of various public and private companies.

Heather Rider has served as a Member of our Board since 2014 and is currently Chairperson of the Nominating and Governance Committee and Member of the Compensation Committee since October 2020. Ms. Rider also served as Chairperson of the Compensation, Nominating and Governance Committee from January 1, 2018 to September 30, 2020 and Chairperson of the Compensation Committee from October 1, 2020 until March 23, 2021. From 2012 to 2013, Ms. Rider served as Vice President, Global Human Resources of Cymer, Inc., a publicly traded supplier of light sources for semiconductor manufacturing that was acquired by ASML Holding NV in 2013. From October 2010 to September 2012, Ms. Rider served as Senior Vice President, Global Human Resources of Alphatec Holdings, Inc., a publicly-traded medical device company focused on surgical treatment of spine disorders, and from 2006 to 2010, she served as Vice President, Human Resources of Intuitive Surgical, Inc., a publicly-traded manufacturer of robotic surgical systems. From 2001 to 2005, Ms. Rider served as Senior Vice President of Global Human Resources of Sunrise Medical, Inc., a global manufacturer and distributor of durable medical equipment. From 1998 to 2001, Ms. Rider served as Vice President of Human Resources of Biosense Webster, a member of the Johnson & Johnson family of companies, and a medical device manufacturer of intracardiac catheters and location technology. Prior to 1998, Ms. Rider served as Head of Human Resources for City of Hope, a leading research and treatment center for cancer, diabetes and other life-threatening diseases, CAP/MPT, a medical malpractice provider for physicians in California and medical malpractice insurance for large physician groups and hospitals, and Environmental Diagnostics International, a bio-diagnostics company with focus on the detection of environmental compounds and diseases using monoclonal antibody technology. Ms. Rider currently serves on the Board of Directors of Intricon Corporation, a medical technology company. Ms. Rider holds a Bachelor of Arts in Psychology from Claremont McKenna College and an M.B.A. from Pepperdine University. The Board believes that she is qualified to serve as a director of Inogen because of her extensive executive-level experience with healthcare and life science companies.

Director Independence

Our common stock is listed on the NASDAQ Global Select Market. Under the rules of the NASDAQ Global Select Market, independent directors must comprise a majority of a listed company’s Board of Directors. In addition, the rules of the NASDAQ Global Select Market require that, subject to specified exceptions, each member of a listed company’s Audit Committee, Compensation Committee, and Nominating and Governance Committee be independent. Under the rules of the NASDAQ Global Select Market, a director will only qualify as an “independent director” if, in the opinion of that company’s Board of Directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

Our Board has undertaken a review of its composition, the composition of its committees and the independence of each of our directors and considered whether any director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our Board has determined that none of Ms. Mora, Ms. Rider, Mr. Boehnlein, Mr. King, Ms. Ladone, and Mr. West, representing six of our seven directors, has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under the rules of the NASDAQ Global Select Market. Our Board also determined that Mr. Boehnlein (Chairperson), Mr. King and Ms. Ladone, who comprise our Audit Committee; Mr. King (Chairperson), Ms. Rider and Ms. Ladone, who comprise our Compensation Committee; Ms. Rider (Chairperson), Mr. West and Ms. Mora, who comprise our Nominating and Governance Committee, satisfy the independence standards for those committees established by applicable SEC, rules and the listing standards of the NASDAQ Global Select Market.

In making this determination, our Board considered the relationships that each non-employee director has with us and all other facts and circumstances our Board deemed relevant in determining independence, including the beneficial ownership of our capital stock by each non-employee director.

Board Leadership Structure

Our corporate governance principles require that the positions of chairperson of the Board and Chief Executive Officer must be held by separate persons and that the chairperson of our Board must be independent, as determined in accordance with the rules of the NASDAQ Global Select Market. Ms. Mora currently serves as the chairperson of our Board. Our Board believes the current board leadership structure provides effective independent oversight of management while allowing our Board and management to benefit from Ms. Mora’s leadership and years of experience in managing large and complex organizations and that Ms. Mora is best positioned to identify strategic priorities, lead critical discussion and execute our strategy and business plans. Ms. Mora possesses detailed in-depth knowledge of the issues, opportunities, and challenges facing us. Independent directors and management sometimes have different perspectives and roles in strategy development. Our Board believes that Ms. Mora’s role enables strong leadership with a focus on diversity and inclusion, creates clear accountability, facilitates information flow between management and our Board, and enhances our ability to communicate our message and strategy clearly and consistently to stockholders.

Board Diversity

Inogen embraces our Board’s diversity of background, experience, culture, and other characteristics that make the Board unique. Diversity at the top sets the expectation for inclusion throughout the organization. As a result, we are disclosing specific diversity-related metrics, including self-identified sex, race, and sexual orientation. The Equal Employment Opportunity Commission (“EEOC”) defines an “underrepresented minority” as an individual who self-identifies in one or more of the following groups: Black or African American, Hispanic or Latinx, Asian, Native American or Alaska Native, Native Hawaiian or Pacific Islander or Two or More Races or Ethnicities. The EEOC defines a “LGBTQ+” as an individual who self-identifies in one or more of the following groups: lesbian, gay, bisexual, transgender, and queer or questioning in regard to their sexual orientation. Four of the seven board directors self-identified with one or more diversity characteristic. The following table sets forth certain self-identified diversity information for our Board:

Board Diversity Matrix (As of April 3, 2023)

Board Size
Total number of directors	7
Part I: Gender Identity	Male	Female	Non-Binary	Did Not Disclose Gender
Number of directors based on gender identity	4	3	—	—
Part II: Demographic Background
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	—	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	4	3	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—	1	—	—
Did Not Disclose Demographic Background	—	—	—	—

Board Meetings and Committees

During 2022, our Board held eleven meetings (including regularly scheduled and special meetings), and each of our current directors attended at least 75% of the aggregate of (i) the total number of meetings of our Board during the periods that he or she served on the Board and (ii) the total number of meetings held by all committees of our Board on which he or she served during the periods that he or she served on such committee.

It is the policy of our Board to regularly have separate meeting times for independent directors without management. Although we do not have a formal policy regarding attendance by members of our Board at Annual Meetings of Stockholders, we encourage, but do not require, our directors to attend. All seven members of our Board at the time of the Annual Meeting attended our 2022 Annual Meeting of Stockholders.

We have established an Audit Committee, a Compensation Committee, a Nominating and Governance Committee, and a Compliance Committee.

We believe that the composition of these committees meets the criteria for independence under, and the functioning of these committees complies with the requirements of, the Sarbanes-Oxley Act of 2002, the rules of the NASDAQ Global Select Market, and SEC rules and regulations. We intend to comply with the requirements of the NASDAQ Global Select Market with respect to committee composition of independent directors. Each committee has the composition and responsibilities described below.

Audit Committee

The members of our Audit Committee are Mr. Boehnlein (Chairperson), Ms. Ladone and Mr. King, each of whom is a non-employee member of our Board. Each of Mr. Boehnlein, Ms. Ladone and Mr. King were appointed to the Audit Committee in connection with their appointment to the Board in March 2022. Prior to the appointment of Mr. Boehnlein, Ms. Ladone and Mr. King to the Audit Committee in March 2022, the members of our Audit Committee were former director Loren McFarland, former director Benjamin Anderson-Ray, and Elizabeth Mora. The composition of our Audit Committee meets the requirements for independence under current NASDAQ Global Select Market listing standards and SEC rules and regulations. Each member of our Audit Committee also meets the financial literacy requirements of the NASDAQ Global Select Market listing standards. Our Audit Committee Chairperson, Mr. Boehnlein, and Audit Committee member Ms. Ladone are our Audit Committee financial experts, as that term is defined under the SEC rules implementing Section 407 of the Sarbanes-Oxley Act of 2002, and each of Mr. Boehnlein and Ms. Ladone possesses financial sophistication, as defined under the listing standards of the NASDAQ Global Select Market. Our Audit

Committee oversees our corporate accounting and financial reporting process and assists our Board in monitoring our financial systems. Our Audit Committee also:

•
approves the hiring, discharging and compensation of our independent auditors;
•
oversees the work of our independent auditors;
•
approves engagements of the independent auditors to render any audit or permissible non-audit services;
•
reviews the qualifications, independence and performance of the independent auditors;
•
reviews our financial statements and our critical accounting policies and estimates;
•
oversees risk management matters, including the adequacy and effectiveness of our policies and practices regarding information technology risk management and internal controls related to cybersecurity;
•
oversees our internal audit function (or other personnel or service providers responsible for the internal audit function (if any));
•
reviews the submission and treatment of complaints to the whistle-blower hotline of suspected violations regarding accounting, internal accounting controls or auditing matters, harassment, fraud and policy violations;
•
reviews our legal and ethical compliance programs (other than healthcare legal and regulatory requirements, which are overseen by our Compliance Committee);
•
reviews the adequacy and effectiveness of our internal controls; and
•
reviews and discusses with management and the independent auditors the results of our annual audit, our annual and quarterly financial statements and our publicly filed reports.

Our Audit Committee operates under a written charter that satisfies the applicable rules and regulations of the SEC and the listing requirements of the NASDAQ Global Select Market. A copy of the charter of our Audit Committee is available on our website at https://investor.inogen.com/corporate-governance/governance-documents. During 2022, our Audit Committee held six meetings.

Compensation Committee

The current members of our Compensation Committee are Mr. King (Chairperson), Ms. Rider and Ms. Ladone. Each of Mr. King and Ms. Ladone were appointed to the Compensation Committee in connection with their appointment to the Board in March 2022. Prior to the appointment of Mr. King and Ms. Ladone to the Compensation Committee in March 2022, the members of our Compensation Committee were Ms. Rider, former director Loren McFarland and former director Heath Lukatch. Mr. McFarland was appointed to the Compensation Committee in January 2022 and served on the committee until his resignation from the Board in March 2022. Former director Kristen Miranda was appointed to the Compensation Committee in connection with her appointment to the Board in March 2021 and served on the Compensation Committee from the time of her appointment until January 2022. The composition of our Compensation Committee meets the requirements for independence under current NASDAQ Global Select Market listing standards and SEC rules and regulations. Each member of the Compensation Committee is also a non-employee director, as defined pursuant to Rule 16b-3 promulgated under the Exchange Act. Our Compensation Committee oversees our compensation policies, plans and benefits programs. Our Compensation Committee also:

•
assists the Board in providing oversight of the Company’s overall compensation plans and benefits programs;

•
reviews and approves, or makes recommendations for approval by the independent members of the Board regarding corporate goals and objectives relevant to compensation of our chief executive officer and other senior officers;
•
evaluates the performance of our officers in light of established goals and objectives;
•
reviews and approves, or makes recommendations regarding compensation of our chief executive officer and other senior officers based on its evaluations;
•
administers the issuance of equity awards under our stock plans;
•
evaluates and makes recommendations regarding the organization, governance and remuneration of our Board and its committees; and
•
seeks to structure our compensation plans, policies and programs in order to attract and retain the best available personnel for positions of substantial responsibility, provide incentives for such persons to perform to the best of their abilities, maintain appropriate levels of risk and reward and promote the success of our business.

Our Compensation Committee operates under a written charter that satisfies the listing standards of NASDAQ Global Select Market. A copy of the charter of our Compensation Committee is available on our website at https://investor.inogen.com/corporate-governance/governance-documents. During 2022, our Compensation Committee held five meetings.

The Compensation Committee regularly reviews the services provided by its outside consultants and believes that Pearl Meyer & Partners, LLC (“Pearl Meyer”) is independent in providing executive compensation consulting services. The Compensation Committee continues to monitor the independence of its compensation consultant on a periodic basis.

Nominating and Governance Committee

The current members of our Nominating and Governance Committee are Ms. Rider (Chairperson), Mr. West and Ms. Mora. Mr. West was appointed to the Nominating and Governance Committee in April 2023. Ms. Miranda was appointed to the Nominating and Governance Committee in January 2022 and served on the committee until her resignation from the Board in March 2023. Ms. Mora was appointed to the Nominating and Governance Committee in March 2022 in connection with the resignation of former director Loren McFarland. Mr. McFarland was appointed to the Nominating and Governance Committee in July 2021 and served on the committee until his resignation from the Board in March 2022. Former director Benjamin Anderson-Ray served on the Nominating and Governance Committee until January 2022. The composition of our Nominating and Governance Committee meets the requirements for independence under current NASDAQ Global Select Market listing standards and SEC rules and regulations. Our Nominating and Governance Committee oversees our plans and benefits programs. Our Nominating and Governance Committee also:

•
assists the Board in identifying prospective director nominees and recommends to the Board the director nominees for each annual meeting of stockholders;
•
evaluates independence of directors and director nominees;
•
recommends to the Board members for each Board committee;
•
ensures that the Board is properly constituted to meet its fiduciary obligations to Inogen and our stockholders;
•
ensures that we follow appropriate governance standards and implements appropriate internal corporate governance policies;
•
develops and recommends to the Board governance principles applicable to us;
•
oversees our Environmental, Social and Governance (“ESG”) programs;
•
oversees the evaluation of the Board and management;

•
oversees director orientation and continuing education; and
•
reviews the Company’s succession planning process.

Our Nominating and Governance Committee operates under a written charter that satisfies the listing standards of the NASDAQ Global Select Market. A copy of the charter of our Nominating and Governance Committee is available on our website at https://investor.inogen.com/corporate-governance/governance-documents. During 2022, our Nominating and Governance Committee held five meetings.

Compliance Committee

The current members of our Compliance Committee are Ms. Mora (Chairperson), Mr. West and Mr. Boehnlein. Mr. West was appointed to the Compliance Committee in connection with his appointment to the Board in April 2023. Mr. Boehnlein was appointed to the Compliance Committee in April 2022. Former director Benjamin Anderson-Ray served on the Compliance Committee from January 2022 until his resignation from the Board in March 2022. Former director Kristen Miranda served on the Compliance Committee until her resignation from the Board in March 2023. Our Compliance Committee oversees our compliance with healthcare, legal and regulatory requirements. Our Compliance Committee also:

•
oversees compliance programs in the healthcare, legal and regulatory areas, and other legal and regulatory requirements not overseen by the Audit Committee;
•
provides an avenue of communication among management, those persons responsible for internal compliance functions in these areas, and the Board; and
•
oversees corporate responsibility matters of the Company not overseen by the Audit Committee.

Our Compliance Committee operates under a written charter that satisfies the listing standards of the NASDAQ Global Select Market. During 2022, our Compliance Committee held four meetings.

Compensation Committee Interlocks

None of the members of our Compensation Committee (which includes Mr. King, Ms. Rider, and Ms. Ladone) and none of the members of our Compensation Committee that served during the past year (which included former directors Heath Lukatch, Loren McFarland, and Kristen Miranda) are or have at any time during the past year been an officer or employee of our Company. None of our Executive officers currently serves, or in the past year has served, as a member of the Board of Directors or Compensation Committee (or other board committee performing equivalent functions) of any entity that has one or more of its executive officers serving on our Board or our current Compensation Committee.

Identifying and Evaluating Nominees for Director

The Nominating and Governance Committee will use the following procedures to identify and evaluate any individual recommended or offered for nomination to the Board:

•
The Nominating and Governance Committee will consider candidates recommended by stockholders in the same manner as candidates recommended to the Committee from other sources.
•
In its evaluation of director candidates, including the members of the Board eligible for re-election, the Nominating and Governance Committee will consider the following:

– the current size and composition of the Board and the needs of the Board and the respective committees of the Board;

– such factors as character, integrity, judgment, diversity of experience, independence, area of expertise, corporate experience, length of service, potential conflicts of interest, other commitments and the like.

The Nominating and Governance Committee evaluates these factors, among others, and does not assign any particular weighting or priority to any of these factors; and

– other factors that the Nominating and Governance Committee deems appropriate.

The Nominating and Governance Committee also focuses on issues of diversity, such as diversity of gender, race and national origin, education, professional experience and differences in viewpoints and skills. Inogen does not have a formal policy with respect to diversity on the Board; however, our Board and the Nominating and Governance Committee believe that it is essential that members of our Board represent diverse viewpoints.

The Nominating and Governance Committee requires the following minimum qualifications to be satisfied by any nominee for a position on the Board:

•
the highest personal and professional ethics and integrity;
•
proven achievement and competence in the nominee’s field and the ability to exercise sound business judgment;
•
skills that are complementary to those of the existing Board;
•
the ability to assist and support management and make significant contributions to the Company’s success; and
•
an understanding of the fiduciary responsibilities that is required of a member of the Board and the commitment of time and energy necessary to diligently carry out those responsibilities.

If the Nominating and Governance Committee determines that an additional or replacement director is required, the Nominating and Governance Committee may take such measures that it considers appropriate in connection with its evaluation of a director candidate, including candidate interviews, inquiry of the person or persons making the recommendation or nomination, engagement of an outside search firm to gather additional information, or reliance on the knowledge of the members of the Nominating and Governance Committee, the Board or management.

The Nominating and Governance Committee may propose to the Board a candidate recommended or offered for nomination by a stockholder as a nominee for election to the Board.

Stockholder Recommendations for Nominations to the Board

It is the policy of the Nominating and Governance Committee of the Board to consider recommendations for candidates to the Board from stockholders holding no less than one percent (1%) of the outstanding shares of the Company’s common stock continuously for at least twelve (12) months prior to the date of the submission of the recommendation or nomination.

A stockholder that wants to recommend a candidate for election to the Board should direct the recommendation in writing by letter to the Company, attention of the Corporate Secretary, at 301 Coromar Drive, Goleta, CA 93117. The recommendation must include the candidate’s name, home and business contact information, detailed biographical data, relevant qualifications, a signed letter from the candidate confirming willingness to serve, information regarding any relationships between the candidate and the Company and evidence of the recommending stockholder’s ownership of Company stock. Such recommendations must also include a statement from the recommending stockholder in support of the candidate, particularly within the context of the criteria for Board membership, including issues of character, integrity, judgment, diversity of experience, independence, area of expertise, corporate experience, length of service, potential conflicts of interest, other commitments and the like and personal references.

A stockholder that instead desires to nominate a person directly for election to the Board at an Annual Meeting of the Stockholders must meet the deadlines and other requirements set forth in the Company’s amended and restated bylaws and the rules and regulations of the Securities and Exchange Commission, including Rule 14a-19 under the Exchange Act. For information regarding stockholder proposals and director nominations, please see the section titled “Proposals of Stockholders for 2024 Annual Meeting".

Communications with the Board

The Board believes that management speaks for the Company. Individual Board members may, from time to time, communicate with various constituencies that are involved with the Company, but it is expected that Board members would do this with knowledge of management and, in most instances, only at the request of management.

In cases where stockholders and other interested parties wish to communicate directly with our non-management directors, messages can be sent to our Corporate Secretary, at Inogen, Inc., 301 Coromar Drive, Goleta, California 93117, Attn: Corporate Secretary. Our Corporate Secretary monitors these communications and will provide a summary of all received messages to the Board at each regularly scheduled meeting of the Board. Our Board generally meets on a quarterly basis. Where the nature of a communication warrants, our Corporate Secretary may determine, in his or her judgment, to obtain the more immediate attention of the appropriate committee of the Board or non-management director, of independent advisors or of Company management, as our Corporate Secretary considers appropriate.

Our Corporate Secretary may decide in the exercise of his or her judgment whether a response to any stockholder or interested party communication is necessary.

This procedure for stockholder and other interested party communications with the non-management directors is administered by the Company’s Nominating and Governance Committee. This procedure does not apply to (a) communications to non-management directors from officers or directors of the Company who are stockholders, (b) stockholder proposals submitted pursuant to Rule 14a-8 under the Securities and Exchange Act of 1934, as amended, or (c) communications to the Audit Committee pursuant to the Complaint Procedures for Accounting and Auditing Matters.

Please refer to the full text of our advance notice bylaw provisions for additional information and requirements. A copy of our bylaws has been filed with our annual report on Form 10-K for the year ended December 31, 2022 and may be obtained by writing to our Corporate Secretary at the address listed above.

Corporate Governance Principles and Code of Ethics and Conduct

Our Board has adopted Corporate Governance Principles. These principles address items such as the qualifications and responsibilities of our directors and director candidates and corporate governance policies and standards applicable to us in general. It is our policy that the positions of Chairman and CEO must be held by separate persons and the Chairman must be independent as defined in the applicable NASDAQ and SEC rules. In addition, our Board has adopted a Code of Ethics and Conduct that applies to all of our employees, officers and directors, including our Chief Executive Officer, Chief Financial Officer, and other executive and senior financial officers. The full text of our Corporate Governance Principles and our Code of Ethics and Conduct is posted on our website at https://investor.inogen.com/corporate-governance/governance-documents. We intend to post any amendments to our Code of Ethics and Conduct, and any waivers of our Code of Ethics and Conduct for directors and executive officers, on the same website.

Risk Management

Risk is inherent with every business, and we face a number of risks, including strategic, financial, business and operational, legal and compliance, and reputational. We have designed and implemented processes to manage risk in our operations. Management is responsible for the day-to-day management of risks the Company faces, while our Board, as a whole and assisted by its committees, has responsibility for the oversight of risk management. In its risk oversight role, our Board has the responsibility to satisfy itself that the risk management processes designed and implemented by management are appropriate and functioning as designed.

Our Board believes that open communication between management and our Board is essential for effective risk management and oversight. Our Board meets with our Chief Executive Officer and other members of the senior management team at quarterly meetings of our Board as well as at such other times as they deem appropriate, where, among other topics, they discuss strategy and risks facing the Company.

While our Board is ultimately responsible for risk oversight, our Board committees assist our Board in fulfilling its oversight responsibilities in certain areas of risk. Our Audit Committee assists our Board in fulfilling its oversight responsibilities with respect to risk management in the areas of internal control over financial reporting, disclosure controls and procedures, cybersecurity, and legal and ethical, compliance, and discusses with management and the independent auditor guidelines and policies with respect to risk assessment and risk management. Our Audit Committee also reviews our major financial risk exposures, and the steps management has taken to monitor and control these exposures. In addition, our Audit Committee monitors certain key risks on a regular basis throughout the fiscal year, such as risk associated with internal control over financial reporting and liquidity risk. Our Nominating and Governance Committee assists our Board in fulfilling its oversight responsibilities with respect to the management of risk associated with Board organization, membership and structure, ESG reporting, and corporate governance. Our Compensation Committee also oversees risks related to our compensation policies to ensure that our compensation programs do not encourage unnecessary risk-taking. Our Compliance Committee oversees regulatory compliance areas. Finally, our full Board reviews strategic and operational risk in the context of reports from the management team, receives reports on all significant committee activities at each regular meeting, and evaluates the risks inherent in significant transactions.

Director Compensation

In October 2019, after reviewing data regarding practices at comparable companies and in consultation with Pearl Meyer, our Board, upon recommendation of the Compensation, Nominating and Governance Committee, determined it was necessary to implement changes to our non-employee director compensation levels at the time. In making this determination, the Board and the Compensation, Nominating and Governance Committee considered the midpoint range of our compensation peer group (as described in the “Compensation Discussion and Analysis” section below) as a general guideline for the appropriate level of cash and equity compensation but did not attempt to benchmark cash or equity compensation to any specific percentile. In October 2021, our Board, upon recommendation of the Compensation Committee, in consultation with Pearl Meyer, reviewed our non-employee director compensation program and determined that no changes were necessary.

In September 2020, our Board restructured our non-employee director compensation program to align with the newly separated Compensation Committee and Nominating and Governance Committee, and in July 2021, our Board restructured our non-employee director compensation program to include compensation for service on the Compliance Committee (without making any changes to the compensation for service on the Board or any other committees). In each case, our Board reviewed data provided by our independent compensation consulting firm, Pearl Meyer, in setting compensation for such committees.

Also in October 2019, our Board, upon recommendation of the Compensation, Nominating and Governance Committee, adopted Equity Ownership Guidelines, applicable to our non-employee directors who receive compensation from us, executive officers, and other senior level employees. A more detailed description of these guidelines is provided in the “Equity Ownership Guidelines” section of this proxy statement below. In October 2021, our Board, upon recommendation of the Compensation Committee, in consultation with Pearl Meyer, reviewed our “Equity Ownership Guidelines” for non-employee directors and determined that no changes were necessary.

Cash Compensation. All non-employee directors are entitled to receive the following cash compensation for their services, effective October 1, 2020 (except in the case of compensation for service as Chairperson of the Compliance Committee or as a member of the Compliance Committee, in which case such compensation was effective July 28, 2021):

•
$45,000 per year for service as a Board Member;
•
$75,000 per year for service as Chairperson of the Board;
•
$20,000 per year for service as Chairperson of the Audit Committee;
•
$15,000 per year for service as Chairperson of the Compensation Committee;
•
$10,000 per year for service as Chairperson the Nominating and Governance Committee;
•
$10,000 per year for service as Chairperson the Compliance Committee;
•
$10,000 per year for service as a member of the Audit Committee;
•
$7,500 per year for service as a member of the Compensation Committee;
•
$5,000 per year for service as a member of the Nominating and Governance Committee; and

•
$5,000 per year for service as a member of the Compliance Committee.

All cash payments to non-employee directors are paid quarterly in arrears on a pro-rata basis.

Equity Compensation.

Initial Awards: Each non-employee director who first joins us will be granted an initial award of restricted stock units (“RSUs”) covering a number of shares equal to the product of (i) the number of RSUs subject to the Annual Award (as defined below) provided to non-employee directors at the last annual meeting of stockholders preceding the date in which such person first becomes a non-employee director (the “Start Date”) multiplied by (ii) a fraction (A) the numerator of which is (x) 12 minus (y) the number of fully completed months between the date of the last annual meeting and the start date and (B) the denominator of which is 12, rounded to the nearest whole share. Each such initial award will vest on the same date as the other Annual Awards that are outstanding as of the grant date, subject to the non-employee director continuing to be a service provider through the applicable vesting date.

Annual Awards: On the date of each annual meeting of stockholders, each non-employee director will automatically be granted an award of RSUs covering a number of shares having a grant date fair value of $180,000, rounded down to the nearest whole share (the “Annual Award”). The Annual Award will vest on the earlier of (i) the one-year anniversary of the date the Annual Award is granted or (ii) the day prior to the date of the Annual Meeting following the date the Annual Award is granted, in each case, subject to the non-employee director continuing to be a service provider through the applicable vesting date.

Elections to Receive RSUs in Lieu of Cash Compensation: Each non-employee director who serves as Chairperson of our Board may elect to convert all or a portion of his or her cash compensation for service as Chairperson of our Board into an award of RSUs covering a number of shares having a grant date fair value equal to the aggregate amount of cash compensation for which the non-employee director submitted an award election, rounded down to the nearest whole share. Such award will be granted on the date of the annual meeting of stockholders and will vest quarterly in equal amounts, subject to the non-employee director continuing to be a service provider through each applicable vesting date.

All awards granted to non-employee directors of our Board are subject to 100% vesting acceleration in connection with a “change in control” pursuant to our 2014 Equity Incentive Plan (the “2014 Plan”).

The table below shows compensation earned by our non-employee directors during 2022. Directors who are also our employees receive no additional compensation for their service as a director while they are also employees. During the year ended December 31, 2022, Mr. Shabshab, served in the role of President and Chief Executive Officer and therefore is treated as a NEO. The following table excludes Mr. Shabshab as his respective compensation is set forth in the “2022 Summary Compensation Table” below.

Director Thomas A. West was appointed to the Board in March 2023, did not serve as a director during any portion of 2022, and is therefore not included in the table below since he did not earn any compensation from us during 2022.

2022 Director Compensation Table

	Cash	Stock	All Other
	Compensation	Awards	Compensation	Total
Name	($)(1)	($)(2)	($)	($)
Elizabeth Mora(3)	136,125	179,992	—	316,117
Kevin King(4)	54,250	209,987	—	264,237
Glenn Boehnlein(5)	53,946	209,987	—	263,933
Heather Rider(6)	64,104	179,992	—	244,096
Mary Kay Ladone(7)	48,438	209,987	—	258,425
Kristen Miranda(8)	55,042	179,992	—	235,034
Heath Lukatch, Ph.D.(9)	11,813	91,763	12,000	115,576
Loren McFarland(10)	17,313	91,763	27,000	136,076
Benjamin Anderson-Ray(11)	13,583	91,763	23,500	128,846

(1)
Cash compensation earned for Board and committee membership is discussed in the “Cash Compensation” sections above.
(2)
For Ms. Mora, Mr. King, Mr. Boehnlein, Ms. Rider, Ms. Ladone and Ms. Miranda, represents the aggregate grant date fair value as computed in accordance with Financial Accounting Standard Board’s Accounting Standards Codification Topic 718 (“FASB ASC Topic 718"). For Dr. Lukatch, Mr. McFarland, and Mr. Anderson-Ray, represents the value recognized upon the acceleration of their outstanding RSU awards as consideration for the services provided under their consulting agreements, as described below. See the notes to our audited financial statements included in our Annual Report on Form 10-K for fiscal year 2022 filed with the SEC on February 24, 2023 for a discussion of assumptions made in determining the grant date fair value and compensation expense of our stock awards.
(3)
As of December 31, 2022, Ms. Mora had 6,849 shares issuable upon vesting of time-based RSUs.
(4)
As of December 31, 2022, Mr. King had 6,849 shares issuable upon vesting of time-based RSUs.
(5)
As of December 31, 2022, Mr. Boehnlein had 6,849 shares issuable upon vesting of time-based RSUs.
(6)
As of December 31, 2022, Ms. Rider had outstanding options to purchase a total of 20,000 shares of our common stock and 6,849 shares issuable upon vesting of time-based RSUs.
(7)
As of December 31, 2022, Ms. Ladone had 6,849 shares issuable upon vesting of time-based RSUs.
(8)
As of December 31, 2022, Ms. Miranda had 6,849 shares issuable upon vesting of time-based RSUs. Ms. Miranda resigned from the Board effective March 31, 2023.
(9)
Dr. Lukatch resigned from the Board effective March 22, 2022 and entered into a consulting arrangement with the Company effective following his resignation from the Board. Dr. Lukatch had outstanding options to purchase a total of 25,664 shares of our common stock as of December 31, 2022. Amounts included in the column entitled “All Other Compensation” include amounts paid to Dr. Lukatch for consulting services as more fully described below.
(10)
Mr. McFarland resigned from the Board effective March 22, 2022 and entered into a consulting arrangement with the Company effective following his resignation from the Board. Mr. McFarland had outstanding options to purchase a total of 23,332 shares of our common stock as of December 31, 2022. Amounts included in the column entitled “All Other Compensation” include amounts paid to Mr. McFarland for consulting services as more fully described below.
(11)
Mr. Anderson-Ray resigned from the Board effective March 22, 2022 and entered into a consulting arrangement with the Company effective following his resignation from the Board. Mr. Anderson-Ray had outstanding options to purchase a total of 20,000 shares of our common stock as of December 31, 2022. Amounts included in the column entitled “All Other Compensation” include amounts paid to Mr. Anderson-Ray for consulting services as more fully described below.

See “Executive Compensation” for information about the compensation of directors who also were NEOs during 2022.

Consulting Agreements with Former Directors

In connection with Dr. Lukatch’s resignation from the Board, the Company and Dr. Lukatch entered into a consulting agreement, effective as of March 22, 2022 (the “Lukatch Consulting Agreement”), which provided that Dr. Lukatch would provide consulting and advisory services to the Company for a period of three (3) months. As consideration for the services provided under the Lukatch Consulting Agreement, (a) the Company paid Dr. Lukatch $4,000 per month for the term of the Lukatch Consulting Agreement, (b) each of Dr. Lukatch’s outstanding RSU awards became fully vested as of the agreement date, and (c) the then-unvested portion of each outstanding option held by Dr. Lukatch will remain exercisable until the earlier of (i) eighteen (18) months following the cessation of Dr. Lukatch’s status as a service provider or (ii) the expiration of the term of such option.

In connection with Mr. McFarland’s resignation from the Board, the Company and Mr. McFarland entered into a consulting agreement, effective as of March 22, 2022 (the “McFarland Consulting Agreement”), which provided that Mr. McFarland would provide consulting and advisory services to the Company for a period of three (3) months. As consideration for the services provided under the McFarland Consulting Agreement, (a) the Company paid Mr. McFarland $9,000 per month for the term of the McFarland Consulting Agreement, (b) each of Mr. McFarland’s outstanding RSU awards became fully vested as of the agreement date, and (c) the then-unvested portion of each outstanding option held by Mr. McFarland will remain exercisable until the earlier of (i) eighteen (18) months following the cessation of Mr. McFarland’s status as a service provider or (ii) the expiration of the term of such option.

In connection with Mr. Anderson-Ray’s resignation from the Board, the Company and Mr. Anderson-Ray entered into a consulting agreement, effective as of March 22, 2022 (the “Anderson-Ray Consulting Agreement”), which provided that Mr. Anderson-Ray would provide consulting and advisory services to the Company for a period of one (1) month. As consideration for the services provided under the Anderson-Ray Consulting Agreement, (a) the Company paid Mr. Anderson-Ray a single lump sum payment of $23,500, (b) each of Mr. Anderson-Ray’s outstanding RSU awards became fully vested as of the agreement date, and (c) the then-unvested portion of each outstanding option held by Mr.

Anderson-Ray will remain exercisable until the earlier of (i) eighteen (18) months following the cessation of Mr. Anderson-Ray’s status as a service provider or (ii) the expiration of the term of such option.

Equity Ownership Guidelines

In addition, we maintain equity ownership guidelines to further align interests of directors and executives with those of our stockholders. The guideline level for non-employee directors is 3x the annual cash retainer for Board service. A more detailed description of these guidelines is provided in the “Equity Ownership Guidelines” section of this proxy statement below. While we are still within the transition period for compliance under the guidelines, as of December 31, 2022, the respective ownership levels of all of our non-employee directors exceeded the current guidelines with the exception of Ms. Mora who joined the Board in 2021.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Our Board is currently composed of seven members. In accordance with our certificate of incorporation, our Board is divided into three classes with staggered three-year terms. At the Annual Meeting, two Class III directors will be elected for a three-year term to succeed the same class whose term is then expiring.

Each director’s term continues until the election and qualification of such director’s successor, or such director’s earlier death, resignation, or removal. Any increase or decrease in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of our directors. This classification of our Board may have the effect of delaying or preventing changes in control of our Company.

Nominees

Our Nominating and Governance Committee has recommended, and our Board has approved, Mr. Boehnlein and Mr. West as nominees for election as Class III directors at the Annual Meeting. If elected, each of Mr. Boehnlein and Mr. West will serve as Class III directors until the 2026 Annual Meeting of Stockholders or until their successors are duly elected and qualified. Each of the nominees is currently a director of our Company. For information concerning the nominees, please see the section titled “Board of Directors and Corporate Governance.”

If you are a stockholder of record and you sign your proxy card or vote over the Internet or by telephone but do not give instructions with respect to the voting of directors, your shares will be voted FOR the election of Mr. Boehnlein and Mr. West. We expect that Mr. Boehnlein and Mr. West will accept such nomination. However, in the event that a director nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by our Board to fill such vacancy. If you are a beneficial owner of shares of our common stock and you do not give voting instructions to your broker, bank or other nominee, then your broker, bank or other nominee will leave your shares unvoted on this matter.

Vote Required

The election of Class III directors requires a plurality of the shares of common stock present virtually in person or represented by proxy at the Annual Meeting and entitled to vote thereon to be approved. Broker non-votes will have no effect on this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” the election of each of the TWO directors nominated by our board of directors and named in this proxy statement as Class III directors to serve for a three-year term.

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has appointed Deloitte & Touche LLP to audit the financial statements of our company for the fiscal year ending December 31, 2023 and recommends that stockholders vote in favor of the ratification of such appointment. During the year ended December 31, 2022, Deloitte & Touche LLP served as our independent registered public accounting firm.

At the Annual Meeting, stockholders are being asked to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2023. Stockholder ratification of the appointment of Deloitte & Touche LLP is not required by our amended and restated bylaws or other applicable legal requirements. However, our Board is submitting the appointment of Deloitte & Touche LLP to our stockholders for ratification as a matter of good corporate governance. In the event that this appointment is not ratified by the affirmative vote of a majority of the shares of common stock present virtually in person or represented by proxy at the Annual Meeting and entitled to vote thereon, such appointment will be reconsidered by our Audit Committee. Even if the appointment is ratified, our Audit Committee, in its sole discretion, may appoint another independent registered public accounting firm at any time during our fiscal year ending December 31, 2023 if our Audit Committee believes that such a change would be in the best interests of Inogen and its stockholders. A representative of Deloitte & Touche LLP is expected to be present virtually at the Annual Meeting, will have an opportunity to make a statement if he or she wishes to do so, and is expected to be available to respond to appropriate questions from stockholders.

Fees Paid to the Independent Registered Public Accounting Firm

The following table presents fees for professional audit services and other services rendered to us by Deloitte & Touche LLP for our fiscal years ended December 31, 2022 and 2021, respectively.

	2022	2021
Audit fees(1)	$1,246,200	$1,081,000
Audit-related fees(2)	—	—
Tax fees(3)	—	—
All other fees(4)	—	—
Total fees	$1,246,200	$1,081,000

(1)
“Audit fees” for 2022 and 2022 consist of fees billed by Deloitte & Touche LLP in connection with the audit of our annual financial statements and review of our quarterly financial statements for 2022 and 2022 by Deloitte & Touche LLP.
(2)
“Audit-related fees” consist of fees billed for professional services for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.”
(3)
“Tax fees” consist of fees billed for professional services rendered by Deloitte & Touche LLP for tax compliance, tax advice and tax planning.
(4)
“All other fees” consist of fees billed for services other than the services reported in Audit fees, Audit-related fees, and Tax fees.

Auditor Independence

In 2022, there were no other professional services provided by Deloitte & Touche LLP that would have required our Audit Committee to consider their compatibility with maintaining the independence of Deloitte & Touche LLP.

Audit Committee Policy on Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

Our Audit Committee has established a policy governing our use of the services of our independent registered public accounting firm. Under the policy, our Audit Committee is required to pre-approve all audit and permissible non‑audit services performed by our independent registered public accounting firm in order to ensure that the provision of such services does not impair such accounting firm’s independence. All fees paid to Deloitte & Touche LLP for our fiscal years ended December 31, 2022 and 2021 were pre-approved by our Audit Committee.

Vote Required

The ratification of the appointment of Deloitte & Touche LLP requires the affirmative vote of a majority of the shares of our common stock present virtually in person or represented by proxy at the Annual Meeting and entitled to vote thereon. Abstentions will have the effect of a vote AGAINST the proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE

RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2023.

PROPOSAL NO. 3

ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, enables stockholders to approve, on an advisory or non-binding basis, the compensation of our NEOs as disclosed pursuant to Section 14A of the Exchange Act. This proposal, commonly known as a “Say-on-Pay” proposal, gives our stockholders the opportunity to express their views on our NEOs compensation as a whole. This vote is not intended to address any specific item of compensation or any specific NEO, but rather the overall compensation of all of our NEO, and the philosophy, policies and practices described in this proxy statement.

The Say-on-Pay vote is advisory, and therefore is not binding on us, the Compensation Committee or our Board. The Say-on-Pay vote will, however, provide information to us regarding investor sentiment about our executive compensation philosophy, policies and practices, which the Compensation Committee will be able to consider when determining executive compensation for the remainder of the current fiscal year and beyond. Our Board and our Compensation Committee value the opinions of our stockholders and to the extent there is any significant vote against the NEO compensation as disclosed in this proxy statement, we will endeavor to communicate with stockholders to better understand the concerns that influenced the vote, consider our stockholders’ concerns and the Compensation, Committee will evaluate whether any actions are necessary to address those concerns.

We believe that the information provided in the “Executive Compensation” section of this proxy statement, including the information discussed in “Compensation Discussion and Analysis—Executive Compensation Philosophy and Program Design” beginning on page 47 below, particularly the continued use of performance-based awards in our equity plan, demonstrates that our executive compensation program is designed appropriately and is working to ensure management’s interests are aligned with our stockholders’ interests to support long-term value creation. Accordingly, we ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the stockholders approve, on an advisory basis, the compensation paid to the NEOs, as disclosed in the proxy statement for the 2023 Annual Meeting pursuant to the compensation disclosure rules of the SEC, including the compensation discussion and analysis, compensation tables and narrative discussion, and other related disclosure.”

Vote Required

Approval of NEO compensation requires the affirmative vote of a majority of the shares of our common stock present virtually or represented by proxy at the Annual Meeting and entitled to vote thereon. Abstentions will have the effect of a vote AGAINST the proposal and broker non-votes will have no effect.

As an advisory vote, this proposal is non-binding. Although the vote is non-binding, our Board and our Compensation Committee value the opinions of our stockholders and will consider the outcome of the vote when making future compensation decisions for our NEOs.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL, ON AN ADVISORY BASIS, OF THE NAMED EXECUTIVE OFFICER COMPENSATION AS DESCRIBED IN THIS PROXY STATEMENT.

PROPOSAL NO. 4

ADVISORY VOTE ON THE FREQUENCY OF FUTURE STOCKHOLDER ADVISORY VOTES ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

In addition to the “say-on-pay” proposal discussed above (Proposal No. 3), the Dodd-Frank Act and Section 14A of the Exchange Act also enables our stockholders to indicate their preference at least once every six years regarding how frequently we should solicit a non-binding advisory approval of the compensation of our NEOs as disclosed in our proxy statement. Accordingly, we are asking our stockholders to indicate whether they would prefer an advisory approval every one, two or three years. Alternatively, stockholders may abstain from casting a vote.

After considering the benefits and consequences of each alternative, our Board of Directors recommends the advisory approval of the compensation of our NEOs be submitted to the stockholders every “ONE” YEAR.

We believe that the say-on-pay vote should be conducted every year, which is consistent with how we have always conducted such votes. While our compensation strategies are related to both the short-term and longer-term business outcomes, compensation decisions are generally made annually. An annual say-on-pay vote will give us more frequent feedback on our compensation disclosures and named executive officer compensation. By providing an advisory vote on executive compensation on an annual basis, our stockholders will be able to provide us with direct input on our compensation philosophy, policies and practices as disclosed in the proxy statement every year. The Board has determined that holding a say-on-pay vote every year is the most appropriate policy for us at this time and recommends that stockholders vote for the say-on-pay vote to occur each year.

Vote Required

The option of one year, two years or three years that receives the highest number of votes cast by stockholders will be the frequency for the advisory vote on named executive officer compensation that has been selected by stockholders. Abstentions and broker non-votes will have no effect on the outcome of the vote. As an advisory vote, the vote on this Proposal No. 4 is not binding on us. However, our Board and our Compensation Committee value the opinions of our stockholders and will consider the outcome of the vote when setting the frequency of the advisory vote on named executive compensation.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO HOLD FUTURE ADVISORY VOTES ON NAMED EXECUTIVE OFFICER COMPENSATION EVERY “ONE” YEAR.

PROPOSAL NO. 5

APPROVAL OF THE 2023 EQUITY INCENTIVE PLAN

Our stockholders are being asked to approve a new 2023 Equity Incentive Plan (the “Plan”). Our current stockholder-approved equity plan, the 2014 Plan, currently is set to expire in 2024. Our Board has adopted the Plan, subject to approval from our stockholders at the Annual Meeting. If our stockholders approve the Plan, it will replace the 2014 Plan on the third business day after the Annual Meeting, and the 2014 Plan will terminate immediately upon the Plan becoming effective; no further awards will be made under the 2014 Plan, but the 2014 Plan will continue to govern awards previously granted under it. If our stockholders do not approve the Plan, the 2014 Plan will remain in effect through the remainder of its term. Our Board has determined that it is in the best interests of the Company to adopt the Plan and is asking our stockholders to approve the Plan. The Company’s named executive officers and directors have an interest in this proposal as they are eligible to receive equity awards under the Plan.

Proposal

We have historically provided stock options, restricted stock, and restricted stock units as an incentive to our employees, directors and consultants to promote increased stockholder value. Our Board and management believe that stock options, restricted stock, restricted stock units, and other types of equity awards are one of the primary ways to attract and retain key personnel responsible for the continued development and growth of our business, and to motivate all employees to increase stockholder value. In addition, stock options, restricted stock, restricted stock units, and other types of equity awards are considered a competitive necessity in the biotechnology industry in which we compete.

Our Board believes that the Company must offer a competitive equity incentive program if it is to continue to successfully attract and retain the best possible candidates for positions of substantial responsibility within the Company. Our Board expects that the Plan will be an important factor in attracting, retaining and rewarding high caliber employees who are essential to our success and in providing incentive to these individuals to promote the success of the Company.

The Board of Directors unanimously recommends that stockholders vote “FOR” the adoption of the 2023 Equity Incentive Plan.

Highlights of the 2023 Equity Incentive Plan

The following number of shares of our common stock will be reserved for issuance under the Plan: (i) 400,000 shares, plus (ii) (A) any shares that, as of immediately before the termination or expiration of the 2014 Plan, have been reserved but not issued under any 2014 Plan awards and are not subject to any awards granted under the 2014 Plan, plus (B) any shares subject to awards granted under the 2014 Plan or the Company’s 2012 Equity Incentive Plan (the “2012 Plan”) that, after the 2014 Plan is terminated or expired, expire or otherwise terminate without having been exercised or issued in full or are forfeited to or repurchased by the Company due to failure to vest, plus (C) any shares that, after the 2014 Plan is terminated or expired, are tendered to or withheld by us for payment of an exercise or purchase price or for tax withholding obligations with respect to an award granted under the 2014 Plan or 2012 Plan, with the maximum number of shares that may be added to the Plan under clause (ii) above equal to 2,950,000 shares.

The Plan includes several features that are consistent with protecting the interests of our stockholders and sound corporate governance practices. These features are highlighted below and are more fully described in the summary of the Plan further below in this proposal. The summary is qualified in its entirety by reference to the Plan as set forth in Appendix B.

•
No Evergreen. The Plan does not include an “evergreen” or other provision that provides for automatic increases in the number of shares available for grant under the Plan.
•
No Repricing or Exchange of Awards. The Plan prohibits us from instituting a program to reduce the exercise price of outstanding awards or surrender or cancel outstanding awards for new awards and/or cash.

•
Minimum Vesting Periods. The Plan provides that awards granted under the Plan are generally subject to a minimum vesting period of one year, subject to certain limited exceptions specified in the Plan.
•
No Discounted Options or Stock Appreciation Rights. All options and Stock Appreciation Rights must have an exercise or measurement price that is at least equal to the fair market value of the underlying common stock on the date of grant.
•
No Dividends on Unvested Awards. No dividends or other distributions will be paid with respect to any shares underlying an award before and unless the shares have vested.
•
No Dividend on Unexercised Options or Stock Appreciation Rights. No dividends or other distributions will be paid with respect to shares that are subject to unexercised stock options or stock appreciation rights.
•
Limit on Non-Employee Director Compensation. In any fiscal year, non-employee directors may not be granted awards and be provided cash retainers or annual or meeting fees for service as a non-employee director in amounts that collectively exceed the limits contained in the Plan.
•
No Automatic Vesting of Awards Upon a Change in Control for Employees and Consultants. Except with respect to awards granted to a non-employee director while such individual was a non-employee director, the Plan does not provide for the automatic single-trigger vesting of awards upon a change in control where a successor corporation assumes the awards. Instead, the Plan allows the Administrator (as defined below) to determine the treatment of awards in connection with a change in control, provided that if the successor corporation does not assume or substitute for an award, the award will fully vest.
•
Administration. The Plan is administered by our Board or our Compensation Committee, which consists entirely of independent directors.
•
Awards May Be Subject to Clawback. Each award under the Plan will be subject to reduction, cancellation, forfeiture, recoupment, reimbursement, or reacquisition under any clawback policy that we are required to adopt under the listing standards of any national securities exchange or association on which our securities are listed or as is otherwise required by applicable laws, and the Administrator may require a participant to forfeit, return or reimburse us all or a portion of the award and any amounts paid under the award, according to such clawback policy or in order to comply with applicable laws.

Considerations of the Board of Directors in Making its Recommendation

After the consideration and input of our Compensation Committee, our Board approved the Plan and the number of shares of our common stock reserved under the Plan. The number of shares reserved under the Plan is proposed in order to give our Board and our Compensation Committee continued flexibility to grant stock options, restricted stock, restricted stock units, and other types of equity awards.

Our Board and management believe that granting equity awards motivates higher levels of performance, aligns the interests of employees and stockholders by giving employees the perspective of owners with equity stakes in the Company, and provides an effective means of recognizing employee contributions to our success. Our Board and management also believe that equity awards are of great value in recruiting and retaining highly qualified technical and other key personnel who are in great demand, as well as rewarding and encouraging current employees and other service providers. Finally, our Board and management believe that the ability to grant equity awards will be important to our future success by helping us to accomplish these objectives.

If our stockholders approve the Plan, we currently anticipate that the shares available under the Plan will be sufficient to meet our expected needs through at least May 31, 2024. We anticipate that we will be requesting additional shares under the Plan at our 2024 annual meeting of stockholders. However, future circumstances and business needs may dictate a different result. In determining the number of shares to be reserved for issuance under the Plan, our Compensation Committee and our Board also considered the following:

•
Remaining Competitive by Attracting/Retaining Talent. As discussed above, our Compensation Committee and our Board considered the importance of an adequate pool of shares to attract, retain and reward our high-performing employees, especially since we compete with many biotechnology companies for a limited pool of talent.
•
Historical Grant Practices. Our Compensation Committee and our Board considered the historical amounts of equity awards that we have granted in the past three years. In fiscal years 2022, 2021, and 2020, we granted equity awards representing a total of 1,562,724 shares (assuming maximum performance in the case of performance-based awards). This figure reflects the grants that we have made according to our historical practices, but the recent decline in our stock price may impact the number of shares covered by awards that we grant in the future.
•
Forecasted Grants. As discussed above, our Compensation Committee and our Board anticipate that the proposed share reserve, based on projected share utilization will be sufficient for our equity award usage through at least May 31, 2024. In determining the projected share utilization, our Compensation Committee and our Board considered a forecast that included the following factors: (i) the approximately 690,000 unissued shares remaining under the 2014 Plan as of the date of the initial action by our Board to approve the Plan; (ii) the additional 400,000 shares that would be available for grant under the Plan, if the stockholders approve the Plan; and (iii) the estimated number of shares that would be returned to the 2014 Plan as a result of cancellations and forfeitures of awards and the use of shares to pay for tax withholding obligations with respect to an award. Based on these projections, we expect to request additional shares under the Plan at our 2024 annual meeting of stockholders.
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Proxy Advisory Firm Guidelines. Because of our significant institutional stockholder base, our Compensation Committee and our Board also considered the relevant guidelines from a proxy advisory firm. Our three-year average burn rate and the dilution relating to the initial share reserve is within such guidelines.

Summary of the 2023 Equity Incentive Plan

The following is a summary of the principal features of the Plan and its operation. The summary is qualified in its entirety by reference to the Plan as set forth in Appendix B.

General

The purposes of the Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to employees, directors and consultants who perform services to the Company, and to promote the success of the Company’s business. These incentives are provided through the grant of stock options, restricted stock, restricted stock units, stock appreciation rights, performance units, and performance shares.

Authorized Shares

Subject to the adjustment provisions contained in the Plan, stockholders are being asked to approve the reservation of the following number of shares of our common stock for issuance under the Plan: (i) 400,000 shares, plus (ii) (A) any shares that, as of immediately before the termination or expiration of the 2014 Plan, have been reserved but not issued under any 2014 Plan awards and are not subject to any awards granted under the 2014 Plan, plus (B) any shares subject to awards granted under the 2014 Plan or 2012 Plan that, after 2014 Plan is terminated or expired, expire or otherwise terminate without having been exercised or issued in full or are forfeited to or repurchased by the Company due to failure to vest, plus (C) any shares that, after the 2014 Plan is terminated or expired, are tendered to or withheld by us for payment of an exercise or purchase price or for tax withholding obligations with respect to an award granted under the 2014 Plan or 2012 Plan, with the maximum number of shares that may be added to the Plan under clause (ii) above equal to 2,950,000 shares. In addition, shares may become available for issuance under the Plan as described in the next paragraph. The shares may be authorized, but unissued, or reacquired common stock. As of March 31, 2023, the number of shares subject to awards outstanding under the 2014 Plan and the 2012 Plan was 2,254,089 shares (in the case of performance-based awards, based on the maximum number of shares that may be issued under such awards).

If any award granted under the Plan expires or becomes unexercisable without having been exercised in full, or, with respect to restricted stock, restricted stock units, performance units or performance shares, is forfeited to or repurchased by the Company due to failure to vest, then the unpurchased or forfeited or repurchased shares subject to such award will become available for future grant or sale under the Plan (unless the Plan has terminated). Upon exercise of a stock appreciation right settled in shares, the gross number of shares covered by the portion of the exercised stock appreciation right (whether or not actually issued as a result of such exercise) will cease to be available under the Plan. If shares issued under restricted stock, restricted stock units, performance shares or performance units are repurchased by or forfeited to the Company due to failure to vest, such shares will become available for future grant under the Plan. Shares used to pay the exercise price or purchase price of an award or to satisfy the tax withholding obligations of an award will become available for future grant or sale under the Plan. If an award is paid out in cash rather than shares, the number of shares available for issuance under the Plan will not be reduced.

Adjustments to Shares Subject to the Plan

In the event of any dividend or other distribution (whether in the form of cash, shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, reclassification, repurchase, or exchange of shares or other securities of the Company, or other change in the corporate structure affecting our common stock occurs (other than any ordinary dividends or other ordinary distributions), the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, will adjust the number and class of shares of stock that may be delivered under the Plan, and/or the number, class and price of shares of stock subject to outstanding awards, and the numerical share limits in the Plan.

Administration

The Plan will be administered by our Board, any committee of our Board, or a committee of individuals satisfying applicable laws appointed by our Board or a duly authorized committee of our Board in accordance with the terms of the Plan (the “Administrator”). In the case of transactions, including grants to certain officers and key employees of the Company, intended to qualify, as exempt under Rule 16b-3 of the Securities Exchange Act of 1934 (the “Exchange Act”), the members of the committee must qualify as “non-employee directors” under Rule 16b‑3 of the Exchange Act.

Subject to the terms of the Plan, the Administrator has the authority to interpret and administer the Plan, including but not limited to, the authority, in its discretion, to select the employees, consultants, and directors who will receive awards, to determine the terms and conditions of awards, to modify or amend each award (subject to the restrictions of the Plan), including to accelerate vesting or waive forfeiture restrictions, to extend the post-service exercise period applicable to an award, and to interpret the provisions of the Plan and outstanding awards. The Administrator may allow a participant to defer the receipt of payment of cash or delivery of shares that otherwise would be due to such participant. The Administrator may make rules and regulations relating to sub-plans established for the purpose of facilitating compliance with applicable non-U.S. laws, easing administration of the Plan, or qualifying for favorable tax treatment under applicable non-U.S. laws and may make all other determinations deemed necessary or advisable for administering the Plan. The Administrator may temporarily suspend the exercisability of an award if the Administrator deems such suspension to be necessary or appropriate for administrative purposes or to comply with applicable laws, provided that such suspension must be lifted before the expiration of the maximum term and post-service exercisability period of an award, unless doing so would not comply with applicable laws.

Eligibility

Awards may be granted to employees, directors and consultants of the Company and employees and consultants of any parent or subsidiary corporation of the Company. Incentive stock options may be granted only to employees who, as of the time of grant, are employees of the Company or any parent or subsidiary corporation of the Company. As of March 31, 2023, approximately 983 employees and 7 non-employee directors, and 6 consultants were eligible to participate in the Plan. As of the same date, the closing price of a share of our common stock as reported on The Nasdaq Global Select Market was $12.48.

Limitations

The Administrator may not institute an exchange program under which (i) outstanding awards are surrendered or cancelled in exchange for awards of the same type (which may have a higher or lower exercise price and/or different terms), awards of a different type and/or cash, (ii) which participants have the opportunity to transfer outstanding awards to a financial institution, or (iii) the exercise price of an outstanding award is reduced.

Dividends or other distributions payable with respect to shares subject to equity awards will not be paid before and unless the underlying shares vest. No dividends or other distributions will be paid with respect to shares that are subject to unexercised options or stock appreciation rights.

Except for awards granted under our non-employee director compensation program, no portion of an award granted under the Plan may vest earlier than the one-year anniversary of such award’s date of grant, unless accelerated by reason of an award holder’s death or disability, provided that awards may be granted to any service provider (or awards may be modified) without regard to such minimum vesting requirements to the extent such grants (or modifications) would not result in the issuance of an aggregate of more than 5% of the shares reserved for issuance under the Plan.

The Plan provides, in any fiscal year, that no non-employee director may be granted equity awards (the value of which will be based on their grant date fair value determined in accordance with U.S. generally accepted accounting principles (“GAAP”)) and be provided any cash retainers or annual or meeting fees for service as a non-employee director in amounts that, in the aggregate, exceed $750,000, except that such amount will be increased to $1,000,000 in the fiscal year of his or her initial service as a non-employee director. Any equity awards or other compensation provided to an individual while he or she was an employee, or while he or she was a consultant but not a non-employee director, will not count for purposes of these limitations.

Stock Options

Each option granted under the Plan will be evidenced by a written or electronic agreement between the Company and a participant specifying the number of shares subject to the option and the other terms and conditions of the option, consistent with the requirements of the Plan.

The exercise price per share of each option may not be less than the fair market value of a share of our common stock on the date of grant. However, an exception may be made for any options that are granted in substitution for options held by employees of companies that the Company acquires in a manner consistent with Section 424(a) of the Code. In addition, any incentive stock option granted to an employee who, at the time of grant, owns stock representing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company (a “Ten Percent Stockholder”) must have an exercise price per share equal to at least 110% of the fair market value of a share on the date of grant. The aggregate fair market value of the shares (determined on the grant date) covered by incentive stock options that first become exercisable by any participant during any calendar year also may not exceed $100,000. Generally, the fair market value of our common stock is the closing price of our stock on any established stock exchange or national market system on the applicable date.

The Plan provides that the Administrator will determine the acceptable form(s) of consideration for exercising an option. An option will be deemed exercised when the Company receives the notice of exercise and full payment for the shares to be exercised, together with any applicable tax withholdings.

Options will be exercisable at such times or under such conditions as determined by the Administrator and set forth in the award agreement. The maximum term of an option will be specified in the award agreement, but an incentive stock option must have a term not exceeding 10 years (or in the case of an incentive stock option granted to a Ten Percent Stockholder, 5 years).

The Administrator will determine and specify in each award agreement, and solely in its discretion, the period of exercise applicable to each option following a service provider’s cessation of service. In the absence of such a determination by the Administrator, the participant generally will be able to exercise his or her option for (i) 3 months following his or her cessation of service for reasons other than death or disability, and (ii) 12 months following his or her cessation of service due to disability or following his or her death while holding the option. An award agreement may provide for an extension of a post-service exercise period upon a cessation of service for reasons other than death or disability if the exercise of the option following such cessation of service would result in liability under Section 16(b) of the Exchange Act or would violate the registration requirements under the Securities Act.

Restricted Stock Awards

Awards of restricted stock are rights to acquire or purchase shares, which vest in accordance with the terms and conditions established by the Administrator in its sole discretion. Each restricted stock award granted will be evidenced by a written or electronic agreement between the Company and the participant specifying the number of shares subject to the award and the other terms and conditions of the award, consistent with the requirements of the Plan. Restricted stock awards may be subject to vesting conditions if and as the Administrator specifies, and the shares acquired may not be transferred by the participant until vested. The Administrator may set restrictions based upon continued employment or service, the achievement of specific performance objectives (Company-wide, departmental, divisional, business unit or individual), applicable federal or state securities laws, or any other basis determined by the Administrator in its discretion.

Unless otherwise provided by the Administrator, a participant will forfeit any shares of restricted stock as to which the restrictions have not lapsed before the participant’s cessation of service. Unless the Administrator provides otherwise, and subject to the general rules in the Plan related to dividends (described below), participants holding restricted stock will have the right to vote the underlying shares. The Administrator may, in its sole discretion, reduce or waive any restrictions and may accelerate the time at which any restrictions will lapse or be removed.

Restricted Stock Units

The Administrator may grant restricted stock units which represent a right to receive shares at a future date as set forth in the participant’s award agreement. Each restricted stock unit granted under the Plan will be evidenced by a written or electronic agreement between the Company and the participant specifying the number of shares subject to the award and other terms and conditions of the award, consistent with the requirements of the Plan. Restricted stock units may be settled, in the sole discretion of the Administrator, in shares, cash or a combination of cash and shares.

Restricted stock units will result in a payment to a participant only if the performance goals or other vesting criteria (if any) the Administrator may establish are achieved or the awards otherwise vest. The Administrator may set vesting criteria based upon continued employment or service, the achievement of specific performance objectives (Company-wide, departmental, divisional, business unit, or individual goals (including, but not limited to, continued employment or service)), applicable federal or state securities laws or any other basis determined by the Administrator in its discretion, which, depending on the extent to which they are met, will determine the number of restricted stock units to be paid out to participants.

After the grant of a restricted stock unit award, the Administrator, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout and may accelerate the time at which any restrictions will lapse or be removed. A participant will forfeit any unearned restricted stock units as of the date set forth in the award agreement. The Administrator in its sole discretion may pay earned restricted stock units in cash, shares of our common stock, or a combination of cash and shares.

Stock Appreciation Rights

A stock appreciation right gives a participant the right to receive the appreciation in the fair market value of our common stock between the date of grant of the award and the date of its exercise. Each stock appreciation right granted under the Plan will be evidenced by a written or electronic agreement between the Company and the participant specifying the exercise price and the other terms and conditions of the award, consistent with the requirements of the Plan.

The exercise price per share of each stock appreciation right may not be less than the fair market value of a share on the date of grant. Upon exercise of a stock appreciation right, the holder of the award will be entitled to receive an amount determined by multiplying (i) the difference between the fair market value of a share on the date of exercise over the exercise price by (ii) the number of exercised shares. The Company may pay the appreciation in cash, in shares, or in some combination of cash and shares. The term of a stock appreciation right will be set forth in the award agreement. The terms and conditions relating to the period of exercise following a cessation of service with respect to options described above also apply to stock appreciation rights.

Performance Units and Performance Shares

Performance units and performance shares may also be granted under the Plan. Performance units and performance shares are awards that will result in a payment to a participant only if the performance goals or other vesting criteria (if any) the Administrator may establish are achieved or the awards otherwise vest. Each award of performance units or shares granted under the Plan will be evidenced by a written or electronic agreement between the Company and the participant specifying the performance period and other terms and conditions of the award, consistent with the requirements of the Plan. Earned performance units and performance shares will be paid, in the sole discretion of the Administrator, in the form of cash, shares (which will have an aggregate fair market value equal to the earned performance units or shares at the close of the applicable performance period), or in a combination of cash and shares. The Administrator may set vesting criteria based upon continued employment or service, the achievement of specific performance objectives (Company-wide, departmental, divisional, business unit or individuals goals (including, but not limited to, continued employment or service)), applicable federal or state securities laws, or any other basis determined by the Administrator in its discretion, and which, depending on the extent to which they are met, will determine the number and/or the value of performance units and performance shares to be paid out to participants.

After the grant of a performance unit or performance share, the Administrator, in its sole discretion, may reduce or waive any performance objectives or other vesting provisions for such performance units or shares. Performance units will have an initial value established by the Administrator on or before the date of grant. Each performance share will have an initial value equal to the fair market value of a share on the grant date. A participant will forfeit any performance shares or units that are unearned or unvested as of the date set forth in the award agreement.

Transferability of Awards

Unless determined otherwise by the Administrator and subject to the terms of the Plan, awards granted under the Plan generally are not transferable other than by will or by the laws of descent and distribution, and all rights with respect to an award granted to a participant generally will be available during a participant’s lifetime only to the participant.

Dissolution or Liquidation

In the event of the Company’s proposed dissolution or liquidation, the Administrator will notify each participant as soon as practicable before the effective date of such proposed transaction. An award will terminate immediately before consummation of such proposed action to the extent the award has not been previously exercised or vested.

Change in Control

The Plan provides that, in the event of a merger of the Company with or into another corporation or entity or a “change in control” (as defined in the Plan), each award will be treated as the Administrator determines without a participant’s consent, including, without limitation, that (i) awards will be assumed, or substantially equivalent awards will be substituted, by the acquiring or succeeding corporation or its affiliate with appropriate adjustments as to the number and kind of shares and prices; (ii) upon written notice to a participant, that the participant’s awards will terminate upon or immediately before the consummation of such merger or change in control; (iii) outstanding awards will vest and become exercisable, realizable or payable or restrictions applicable to an award will lapse, in whole or in part, before or upon consummation of such merger of change in control, and, to the extent the Administrator determines, terminate upon or immediately before the effectiveness of such merger or change in control; (iv) (A) the termination of an award in exchange for an amount of cash and/or property, if any, equal to the amount that would have been attained upon the exercise of such award or realization of the participant’s rights as of the date of the occurrence of the transaction (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction the Administrator determines in good faith that no amount would have been attained upon the exercise of such award or realization of the participant’s rights, then such award may be terminated by the Company without payment), or (B) the replacement of such award with other rights or property selected by the Administrator in its sole discretion; or (v) any combination of the above. In taking any of the actions permitted by the Plan, the Administrator will not be obligated to treat all awards, all awards held by a participant, all awards of the same type, or all portions of awards, similarly in the transaction.

If the successor corporation does not assume or substitute for an award (or portion of an award), the participant will fully vest in and have the right to exercise the participant’s outstanding options and stock appreciation rights (or portions of such awards) that are not assumed or substituted for, all restrictions on restricted stock, restricted stock units, performance shares and performance units (or portions of such awards) not assumed or substituted for will lapse, and, with respect to such awards with performance-based vesting (or portions of such awards), all performance goals or other vesting criteria will be deemed achieved at 100% of target levels and all other terms and conditions met, in each case, unless specifically provided otherwise by the Administrator or under the applicable award agreement or other written agreement authorized by the Administrator between the participant and the Company or any of its subsidiaries or parents. In addition, unless specifically provided otherwise by the Administrator or under the applicable award agreement or other written agreement authorized by the Administrator between the participant and the Company or any of its subsidiaries or parents, if an option or stock appreciation right (or portion of such award) is not assumed or substituted for, the Administrator will notify the participant in writing or electronically that the option or stock appreciation right (or its applicable portion) will be exercisable for a period of time determined by the Administrator in its sole discretion, and the option or stock appreciation right (or its applicable portion) will terminate upon the expiration of such period.

If the service of an award holder is terminated on or within the 12 months following a change in control, as a result of an involuntary termination as defined in the Plan, his or her options, restricted stock units and stock appreciation rights, if any, will vest fully and become immediately exercisable, all restrictions on his or her restricted stock will lapse, and all performance goals or other vesting requirements for his or her performance shares and units will be deemed achieved at 100% of target levels, and all other terms and conditions met, unless specifically provided otherwise by the Administrator or under the applicable award agreement or other written agreement authorized by the Administrator between the participant and the Company or any of its subsidiaries or parents.

In addition, with respect to awards granted to a non-employee director while such individual was a non-employee director, in the event of a change in control, the non-employee director’s options, stock appreciation rights, restricted stock and restricted stock units, if any, will vest fully and become immediately exercisable, all restrictions on his or her restricted stock will lapse, and all performance goals or other vesting for his or her performance shares and units will be deemed achieved at 100% of target levels, and all other terms and conditions met, unless specifically provided otherwise by the Administrator or under the applicable award agreement or other written agreement authorized by the Administrator between the participant and the Company or any of its subsidiaries or parents.

Forfeiture Events

The Administrator may specify in an award agreement that the participant’s rights, payments and benefits with respect to an award will be subject to reduction, cancellation, forfeiture, recoupment, reimbursement, or reacquisition upon the occurrence of certain specified events. Awards will be subject to reduction, cancellation, forfeiture, recoupment, reimbursement, or reacquisition under any clawback policy that we are required to adopt under the listing standards of any national securities exchange or association on which our securities are listed or as is otherwise required by applicable laws. The Administrator may require a participant to forfeit, return or reimburse us all or a portion of the award and any amounts paid under the award, according to such clawback policy or in order to comply with applicable laws.

Termination or Amendment

The Plan will automatically terminate 10 years from the date of its initial adoption by our Board in 2023, unless terminated at an earlier time by the Administrator. The Administrator may amend, alter, suspend or terminate the Plan at any time, provided that the Company will obtain stockholder approval of any amendment to the extent approval is necessary and desirable to comply with any applicable laws. No amendment, alteration, suspension or termination will materially impair the rights of any participant unless mutually agreed otherwise between the participant and the Administrator.

Federal Tax Aspects

The following summary is intended only as a general guide to the material U.S. federal income tax consequences of participation in the Plan. The summary is based on existing U.S. laws and regulations, and there can be no assurance that those laws and regulations will not change in the future. The summary does not purport to be complete and does not discuss the tax consequences upon a participant’s death, or the provisions of the income tax laws of any municipality, state or non-U.S. country in which the participant may reside. As a result, tax consequences for any particular participant may vary based on individual circumstances.

Incentive Stock Options

An optionee recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an incentive stock option qualifying under Section 422 of the Code. Optionees who neither dispose of their shares within two years following the date the option was granted nor within one year following the exercise of the option normally will recognize a capital gain or loss equal to the difference, if any, between the sale price and the purchase price of the shares. If an optionee satisfies such holding periods upon a sale of the shares, the Company will not be entitled to any deduction for federal income tax purposes. If an optionee disposes of shares within two years after the date of grant or within one year after the date of exercise (a “disqualifying disposition”), the difference between the fair market value of the shares on the exercise date and the option exercise price (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) will be taxed as ordinary income at the time of disposition. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. Any ordinary income recognized by the optionee upon the disqualifying disposition of the shares generally should be deductible by the Company for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code.

The difference between the option exercise price and the fair market value of the shares on the exercise date is treated as an adjustment in computing the optionee’s alternative minimum taxable income and may be subject to an alternative minimum tax which is paid if such tax exceeds the regular tax for the year. Special rules may apply with respect to certain subsequent sales of the shares in a disqualifying disposition, certain basis adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the shares and certain tax credits which may arise with respect to optionees subject to the alternative minimum tax.

Nonstatutory Stock Options

Options not designated or qualifying as incentive stock options will be nonstatutory stock options having no special U.S. tax status. An optionee generally recognizes no taxable income as the result of the grant of such an option. Upon exercise of a nonstatutory stock option, the optionee normally recognizes ordinary income equal to the amount that the fair market value of the shares on such date exceeds the exercise price. If the optionee is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of stock acquired by the exercise of a nonstatutory stock option, any gain or loss, based on the difference between the sale price and the fair market value on the exercise date, will be taxed as capital gain or loss. No tax deduction is available to the Company with respect to the grant of a nonstatutory stock option or the sale of the stock acquired through such grant.

Stock Appreciation Rights

In general, no taxable income is reportable when a stock appreciation right is granted to a participant. Upon exercise, the participant generally will recognize ordinary income in an amount equal to the fair market value of any shares of our common stock received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss.

Restricted Stock Awards

A participant acquiring restricted stock generally will recognize ordinary income equal to the fair market value of the shares on the vesting date. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. The participant may elect, under Section 83(b) of the Code, to accelerate the ordinary income tax event to the date of acquisition by filing an election with the Internal Revenue Service no later than 30 days after the date the shares are acquired. Upon the sale of shares acquired through a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value on the date the ordinary income tax event occurs, will be taxed as capital gain or loss.

Restricted Stock Units

There generally are no immediate tax consequences of receiving an award of restricted stock units. A participant who is awarded restricted stock units generally will be required to recognize ordinary income in an amount equal to the fair market value of shares issued to such participant at the end of the applicable vesting period or, if later, the settlement date elected by the Administrator or a participant. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Any additional gain or loss recognized upon any later disposition of any shares received would be capital gain or loss.

Performance Units and Performance Shares

A participant generally will recognize no income upon the grant of a performance share or a performance unit award. Upon the settlement of such awards, participants normally will recognize ordinary income in the year of receipt in an amount equal to the cash received and the fair market value of any cash or nonrestricted shares received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of any shares received, any gain or loss, based on the difference between the sale price and the fair market value on the date the ordinary income tax event occurs, will be taxed as capital gain or loss.

Section 409A

Section 409A of the Code provides certain requirements for non-qualified deferred compensation arrangements with respect to an individual’s deferral and distribution elections and permissible distribution events. Awards granted under the Plan with a deferral feature will be subject to the requirements of Section 409A of the Code. If an award is subject to and fails to satisfy the requirements of Section 409A of the Code, the recipient of that award may recognize ordinary income on the amounts deferred under the award, to the extent vested, which may be before the compensation is actually or constructively received. Also, if an award that is subject to Section 409A fails to comply with Section 409A’s provisions, Section 409A imposes an additional 20% federal income tax on compensation recognized as ordinary income, as well as interest on such deferred compensation. Certain states have enacted laws similar to Section 409A which impose additional taxes, interest and penalties on non-qualified deferred compensation arrangements. The Company will also have withholding and reporting requirements with respect to such amounts.

Medicare Surtax

A participant’s annual “net investment income”, as defined in Section 1411 of the Internal Revenue Code, may be subject to a 3.8% federal surtax (generally referred to as the “Medicare Surtax”). Net investment income may include capital gain and/or loss arising from the disposition of shares subject to a participant’s awards under the Plan. Whether a participant’s net investment income will be subject to the Medicare Surtax will depend on the participant’s level of annual income and other factors.

Tax Effect for the Company

The Company generally will be entitled to a tax deduction in connection with an award under the Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income (for example, the exercise of a nonstatutory stock option). Special rules limit the deductibility of compensation paid to our chief executive officer and other “covered employees” as determined under Section 162(m) and applicable guidance. Under Section 162(m), the annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1,000,000.

Number of Awards Granted to Employees, Consultants, and Directors

The number of awards that an employee, director or consultant may receive under the Plan is in the discretion of the Administrator and therefore cannot be determined in advance. The following table sets forth (i) the aggregate number of shares of our common stock subject to restricted stock units (in the case of performance-based restricted stock units, at target levels) granted under the 2014 Plan to our NEOs and the below-listed groups during the last fiscal year (no other types of awards were granted to such individuals during the last fiscal year), (ii) the average per share exercise price of such options, and (iii) the dollar value of such restricted stock units based on their aggregate grant date fair value determined under FASB ASC Topic 718.

	Number of	Dollar value of
Name of Individual or Group	RSUs	RSUs(1)
Nabil Shabshab,
Chief Executive Officer and President, Director	187,633	$5,323,950

Kristin Caltrider,
Executive Vice President, Finance and Chief Financial Officer	46,591	$1,493,977

Michael Sergesketter
Former Executive Vice President, Chief Financial Officer, and Corporate Treasurer	—	$—

George Parr,
Executive Vice President, Chief Commercial Officer	61,741	$1,716,965

Stanislav Glezer,
Executive Vice President, Chief Technology Officer	66,718	$1,966,950

Jason Somer,
Executive Vice President, General Counsel and Corporate Secretary	30,636	$852,972

All executive officers, as a group	417,359	$12,052,780

All directors who are not executive officers, as a group	42,471	$1,169,937

All employees who are not executive officers, as a group	392,507	$12,108,315

(1) Reflects the aggregate grant date fair value of the equity awards computed in accordance with FASB ASC Topic 718.

Required Vote

Approval of the Plan requires the affirmative vote of a majority of the shares of our common stock present virtually or represented by proxy at the Annual Meeting and entitled to vote thereon. Abstentions will have the effect of a vote AGAINST the proposal and broker non-votes will have no effect.

Summary

We believe strongly that approval of the Plan is essential to our continued success and ability to compete for talent in the labor markets in which we operate. Our employees are one of our most valuable assets. Stock options and other awards such as those provided under the Plan are vital to our ability to attract and retain outstanding and highly skilled individuals. Such awards also are crucial to our ability to motivate employees to achieve the Company’s goals. For the reasons stated above, the stockholders are being asked to approve the Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE

APPROVAL OF THE 2023 EQUITY INCENTIVE PLAN.

AUDIT COMMITTEE REPORT

The information contained in the following Audit Committee Report shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that Inogen, Inc., or the Company, specifically incorporates it by reference in such filing.

The primary purpose of our Audit Committee is to oversee our financial reporting process on behalf of our Board. The Audit Committee’s functions are more fully described in its charter, which is available on our website at www.inogen.com in the Corporate Overview – Governance Documents section of our Investors webpage. The Audit Committee reviews and reassesses the adequacy of its charter and the Audit Committee’s performance on an annual basis.

The Audit Committee does not itself prepare financial statements or perform audits, and its members are not auditors or certifiers of our financial statements. Management has the primary responsibility for our financial statements and reporting processes, including our systems of internal controls. Our independent registered public accounting firm is responsible for performing an independent audit of our financial statements in accordance with generally accepted auditing standards and the effectiveness of our internal control over financial reporting and issuing a report thereon.

The Audit Committee also reviews the performance of our independent registered public accounting firm, Deloitte & Touche LLP in the annual audit of our financial statements and in assignments unrelated to the audit, and reviews and approves the independent registered public accounting firm’s audit and non-audit fees.

The members of the Audit Committee are currently Glenn Boehnlein (chairperson), Kevin King and Mary Katherine Ladone. Each of the members of the Audit Committee is an independent director as currently defined in the applicable NASDAQ and Securities and Exchange Commission (“SEC”) rules. The Board has also determined that each of Mr. Boehnlein and Ms. Ladone is an “audit committee financial expert” as described in applicable rules and regulations of the SEC. The Audit Committee provides our Board such information and materials as it may deem necessary to make our Board aware of financial matters requiring the attention of our Board. The Audit Committee reviews our financial disclosures and meets privately, outside the presence of our management, with our independent registered public accounting firm. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the audited financial statements in our Annual Report with management, including a discussion of the quality and substance of the accounting principles and significant accounting policies, the reasonableness of significant judgments made in connection with the audited financial statements, and the clarity of disclosures in the financial statements. The Audit Committee reports on these meetings to our Board.

The Audit Committee has reviewed and discussed the Company’s audited financial statements with management and Deloitte & Touche LLP, the Company’s independent registered public accounting firm. The Audit Committee has discussed with Deloitte & Touche LLP the matters required to be discussed by Auditing Standard No. 1301, “Communications with Audit Committees” issued by the Public Company Accounting Oversight Board (“PCAOB”).

The Audit Committee has received and reviewed the written disclosures and the letter from Deloitte & Touche LLP required by the applicable requirements of the PCAOB regarding Deloitte & Touche LLP’s communications with the Audit Committee concerning independence, and has discussed with Deloitte & Touche LLP its tenure and independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the Company’s Audited Financial Statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 for filing with the SEC. The Audit Committee also has selected Deloitte & Touche LLP as the independent registered public accounting firm for fiscal year 2023. The Board recommends that stockholders ratify this selection at the Annual Meeting.

Respectfully submitted by the members of the Audit Committee of the Board of Directors:

Glenn Boehnlein (Chairperson)

Kevin King

Mary Katherine Ladone

EXECUTIVE OFFICERS

The following table identifies certain information about our executive officers as of April 3, 2023. Each executive officer serves at the discretion of our Board and holds office until his or her successor is duly elected and qualified or until his or her earlier resignation or removal. There are no family relationships among any of our directors or executive officers.

Name	Age	Position(s)
Nabil Shabshab	57	Chief Executive Officer, President and Director
Kristin Caltrider	55	Executive Vice President, Chief Financial Officer, and Corporate Treasurer
George Parr	52	Executive Vice President, Chief Commercial Officer
Stanislav Glezer	50	Executive Vice President, Chief Technology Officer
Jason Somer	55	Executive Vice President, General Counsel and Corporate Secretary

Nabil Shabshab has served as our Chief Executive Officer, President and a member of our Board since February 2021. Prior to joining Inogen, Mr. Shabshab served as Worldwide President of Diabetes Care and Digital Health at Becton Dickinson and Company, a leading medical technology company, from August 2017 to February 2021. Prior to that, since August 2011, Mr. Shabshab served as Becton Dickinson’s Chief Marketing Officer and Executive Vice President of Strategic Planning. Prior to Becton Dickinson, Mr. Shabshab served as EVP, Global Portfolio, Chief Marketing Officer and Head of RD&E of Diversey, Inc., a cleaning and sanitation solutions company from 2006 to 2010. In his previous roles Mr. Shabshab served as Principal with The Zyman Group, as Vice President, Client Solutions and Consulting with Symphony IRI, and in various sales and marketing roles in pharmaceutical and consumer goods companies including Warner Lambert / Pfizer, the Coca-Cola Company, and Fronterra. Mr. Shabshab holds an MBA from Northwestern University Kellogg School of Management and a B.S. in Computer Sciences from American Lebanese University.

Kristin Caltrider has served as our Executive Vice President, Chief Financial Officer, and Corporate Treasurer since March 2022. Ms. Caltrider previously served as the Vice President of Finance at Quidel Corporation, a manufacturer of medical diagnostic products, since June 2014. Prior to her time as Vice President of Finance, Ms. Caltrider held various other roles at Quidel Corporation from May 2007 to June 2014, including Vice President of Financial Planning and Analysis, Senior Director of Financial Planning and Analysis, and Director of Financial Planning and Analysis. Prior to Quidel, Ms. Caltrider served as a Director of Finance at Life Technologies Corporation, a biotechnology company, from September 2003 to May 2007. Ms. Caltrider holds a M.B.A. from University of San Diego and a Bachelor of Arts in Business Administration from California Lutheran University.

George Parr has served as our Executive Vice President, Chief Commercial Officer since April 2021. Prior to joining Inogen, Mr. Parr served as Executive Vice President & Chief Marketing Officer at Becton Dickinson and Company, a leading medical technology company, from November 2017 through January 2020. Previously, from 2014 to 2017, Mr. Parr served as Senior Vice President & Chief Marketing Officer at SIRVA Worldwide Relocation & Moving, a moving industry company. Prior to that, from 2006 to 2013, Mr. Parr served at Diversey, Inc., a cleaning and hygiene solutions company, as Senior Vice President & Chief Marketing Officer from 2010 to 2013 and Worldwide General Manager, Kitchen Hygiene & Fabric Care from 2006 to 2010. Prior to that, Mr. Parr served in various managing roles in consumer goods companies. Mr. Parr holds an MBA from DePaul University and a B.S. in Accounting from LaSalle University.

Dr. Stanislav Glezer has served as our Executive Vice President, Chief Technology Officer since October 2021 after serving as the Executive Vice President, Chief Medical Officer from June 2021 to October 2021. Prior to joining Inogen, Dr. Glezer was with Becton Dickinson and Company, a global medical technology company where he served as the Worldwide Vice President of Medical Affairs for Diabetes Care since September 2018. Prior to joining Becton Dickinson, Dr. Glezer served as the Chief Medical Officer at Adocia S.A. a biotechnology company, from 2017 to 2018. From 2016 to 2017, Dr. Glezer served as Vice President of Global Medical Affairs at Novo Nordisk, Inc., a healthcare company. Earlier, Dr. Glezer served in a number of roles of progressively increasing seniority, including, Global Project Head for the largest late-stage pipeline asset, Vice President of Evidence and Value & Access, Vice President of Medical Affairs, and Senior Director of Medical Strategy & Operations, for Sanofi S.A., a multinational pharmaceutical company, from 2001 to 2015. Dr. Glezer holds a Doctor of Medicine from Moscow State University of Medicine and Dentistry and an MBA from California Coast University.

Jason Somer has served as our Executive Vice President, General Counsel and Corporate Secretary since July 2021. Prior to joining Inogen, Mr. Somer served as head Legal Counsel at Invoca, Inc., a SaaS analytics company. Prior to his time at Invoca, Mr. Somer served as Associate General Counsel at Sunniva, Inc., and as General Counsel and Corporate Secretary for Innova Gaming Group, a gaming company. Prior to joining Innova, Mr. Somer served as the Senior Vice President of Business Development and General Counsel at Sunora Energy Solutions, a solar energy development company. Mr. Somer also previously served as the Vice President of Special Projects and the Senior Global Counsel at Suntech Power, a Shanghai-based solar energy technology company. Prior to joining Suntech Power, Mr. Somer served as Director of Legal Affairs & Business Development at Ironport Systems, Inc. and as Associate General Counsel and a Business Development Director at Neoforma, Inc. Mr. Somer joined Neoforma from Morrison & Foerster where he was a corporate/securities associate based in New York. Mr. Somer holds a L.L.M. from Boston University, a L.L.B. from the University of British Columbia School of Law, and a B.Sc. from the University of Western Ontario in Biology/Pharmacology.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

This Compensation Discussion and Analysis describes the principles underlying the material components of our executive compensation program for our executive officers, including the NEOs, in the “Summary Compensation Table.” We also provide an overview of the overall objectives of the program and the factors relevant to an analysis of these policies and decisions and how we use our executive compensation program to drive our performance.

Our NEOs for 2022 were:

•
Nabil Shabshab, Chief Executive Officer, President, and Director
•
Kristin Caltrider, Executive Vice President, Chief Financial Officer, and Corporate Treasurer*
•
Michael Sergesketter, our former Executive Vice President, Chief Financial Officer, and Corporate Treasurer*
•
George Parr, Executive Vice President, Chief Commercial Officer
•
Stanislav Glezer, Executive Vice President, Chief Technology Officer
•
Jason Somer, Executive Vice President, General Counsel and Corporate Secretary

* On March 1, 2022, our Board appointed Kristin Caltrider to serve as our Executive Vice President, Chief Financial Officer and Treasurer, effective March 21, 2022. Ms. Caltrider succeeded Mr. Sergesketter, who, on March 2, 2022, tendered his resignation as an officer effective upon the date Ms. Caltrider commenced employment. In connection with her hire, Ms. Caltrider entered into an agreement with us, which is described in the “Employment and Transition Agreements and Post-Employment Compensation” section below.

Executive Summary

We believe we are a leader in portable oxygen concentrators and that the market for our technology remains underpenetrated.

We are committed to our purpose of improving lives through respiratory care. We believe we can create long-term shareholder value by focusing on increasing patient and physician awareness of our products, expanding clinical research, growing revenue, and optimizing our business. We maintain our belief that the need and patient preference for our best-in-class portable oxygen concentrators remains strong.

Our 2022 executive compensation program targets reflected our objective of building momentum for growth in revenue and earnings as we utilize performance-based criteria in our executive compensation program so that a significant portion of an executive’s 2022 annual cash incentive compensation and long-term equity incentive compensation is paid or vests only if we achieve meaningful revenue and/or Adjusted EBITDA targets over a multi-year period.

2022 Business Performance and Compensation

Revenue grew 5.4% in 2022 despite multiple challenges, including macroeconomic and inflationary headwinds as well as continued supply chain challenges. We continued to demonstrate strong growth in rental revenue and rental gross margin for our stockholders in 2022 compared to 2021. In addition to building a healthy innovation pipeline, we continue to evolve capabilities, processes, and systems that can help deliver durable and profitable growth in the medium to long term. A key element of strengthening our performance in the short to medium term is driving commercial excellence, and the evolution of our strategy to support our patient-centric vision will allow us to serve more patients, drive growth and chart a path back to profitability.

Our 2022 results include:

•
Revenue of $377.2 million, an increase of 5.4% from 2021;
•
Gross margin of 40.7%, a decrease of 8.6% from 2021, compared to 49.3% in 2021;
•
Net loss of $83.8 million, or $3.67 per diluted share, compared to net loss of $6.3 million or $0.28 per diluted share in 2021;
•
Non-GAAP adjusted earnings before interest expense, interest income, provision for incomes taxes, depreciation and amortization, change in fair value of earnout, the impact of the loss on disposal of an intangible asset and stock-based compensation (non-GAAP Adjusted EBITDA) of negative $13.5 million, a decrease of 36.3% from 2021 compared to non-GAAP Adjusted EBITDA of positive $29.5 million in 2021; and
•
Non-GAAP Adjusted Operating Loss of $79.3 million, a decrease of 578% from 2021, compared to non-GAAP Adjusted Operating Income of $16.6 million in 2021.We define “Adjusted Operating Income” as operating income as determined under GAAP but excluding the impact of (i) revenue and expense arising from any businesses acquired following the grant date but prior to the end of the applicable performance period and (ii) stock-based compensation expenses and stock-based compensation payroll taxes.

Please see Appendix A attached to this proxy statement for a reconciliation of non-GAAP Adjusted EBITDA and non-GAAP Adjusted Operating Income or Loss.

Based on 2022 performance and as further described below, (i) annual bonus plan payouts were made to our senior executive team for 2022 at 35% payout levels, (ii) 60% of the first tranche of the performance-based equity awards granted to the NEOs in March 2022 vested, and (iii) none of the second tranche of the performance-based equity awards granted to the NEOs in March 2021 vested. We believe these below-target payouts and awards vesting demonstrate the strong alignment between performance and compensation outcomes for our NEOs.

Overview of Executive Compensation Program

Our executive compensation program is designed to be competitive and appropriately balance our goals of attracting, motivating, rewarding, and retaining our executive officers and driving company performance. To align our executive officers’ interests with those of our stockholders and to motivate and reward individual initiative and effort, a substantial portion of each executive officer’s target annual total direct compensation opportunity (base salary, cash incentive compensation and long-term equity awards based on grant date fair value at target levels) is “at-risk,” meaning the amounts paid to each executive officer will vary based on our company performance and their contributions to that performance.

Historically, we have emphasized performance-based compensation that appropriately rewards our executive officers for delivering financial, operational, and strategic results that meet or exceed pre-established annual goals through our cash executive incentive compensation plan. In 2022, we continued to place a strong emphasis on performance-based compensation for our NEOs (other than Ms. Caltrider and Mr. Sergesketter) by granting a portion of each of these NEO’s long-term incentive compensation, such that it vests only if we achieve certain revenue goals during the three one-year performance periods, and the executive continues to provide services to us. For Ms. Caltrider, who was hired in 2022, we placed a greater emphasis on providing compensation to recruit her to our company, including placing a greater emphasis on time-based RSUs as the long-term incentive compensation component of her 2022 total compensation.

Going forward, we expect the continued use of performance-based equity awards is intended to enhance the alignment between the interests of our executives and stockholders and provide incentives for our executives to drive long-term company growth and stockholder value.

2022 Executive Compensation Highlights

Consistent with our pay-for-performance philosophy, we took the following actions during 2022 with respect to NEO compensation.

•
Competitive Cash Incentive Payments: In the first quarter of 2022, we established annual cash incentive opportunities to reflect competitive market conditions and overall strong performance and aimed our 2022 cash incentive compensation plan to focus 50% on revenue and 50% on Adjusted EBITDA, two key measurements of our growth and profitability, as the criteria for payment of cash incentives to the NEOs.

Based on our results in revenue (as adjusted to account for unexpected foreign currency fluctuations during the year) and Adjusted EBITDA in 2022, our bonus pool funded at 35% of target amount to our NEOs under the 2022 Incentive Plan (as defined below).

•
Performance-Based and Time-Based Full Value Awards: Granted long-term incentive compensation opportunities in the form of full value awards - RSUs. These equity awards are subject to performance- and/or time-based vesting requirements and are intended to further align our executives’ interests with those of our stockholders.

In 2022, we did not meet our threshold Adjusted Operating Income goals but did achieve a percentage of our threshold revenue goal; as a result, the 2022 tranches of our NEOs' performance-based equity awards vested at 0% of target for the awards granted in 2021 and 60% of target for awards granted in 2022.

•
Retention Awards: In 2022, we granted special retention equity awards to our NEOs (other than Mr. Sergesketter) to assure their continued service during the Company’s evolution to a medical device company. We believe these awards were necessary to retain these critical executives. Refer to the Retention Award Program section below for greater details.
•
2022 “Say-on-Pay” Advisory Vote to Approve Executive Compensation: At last year’s annual meeting of stockholders held in June 2022, approximately 95.4% of the votes cast on our say-on-pay proposal (excluding broker non-votes and abstentions) were cast in favor of the compensation of the NEOs on an advisory basis. In 2022, the Compensation Committee considered the results of the “say-on-pay” vote as one factor when making its executive compensation decisions during 2022, including continuing to grant performance-based equity awards in order to remain market competitive and promote further alignment between the interests of our executives and our stockholders. Due to the continued strong support, we received from our stockholders, we retained our general approach and philosophy to executive compensation in 2022.

Executive Compensation Governance Highlights

We maintain sound governance standards consistent with our executive compensation policies and practices and we seek to adhere to the best practices for compensation and corporate governance purposes. The Compensation Committee and in certain cases, the independent members of our Board, evaluate our executive compensation program regularly to ensure that it supports our short-term and long-term goals given the dynamic nature of our business and the market in which we compete for executive talent as well as protect our stockholders’ interests. These policies and practices were in effect during 2022:

Compensation Governance

✓

Independent Compensation Committee and Board Approval. The Compensation Committee is comprised solely of independent directors. In addition, certain executive compensation decisions at the Board level are made by independent directors;

✓

Independent Compensation Committee Advisor. The Compensation Committee engaged its own independent compensation consultant to assist with its compensation review for 2022. This consultant performed no other services for us;

✓	Annual Executive Compensation Review. The Compensation Committee conducts an annual review and approval of our compensation strategy; and

✓	Equity Ownership Guidelines. The Board has adopted Equity Ownership Guidelines applicable to our directors, Chief Executive Officer and Executive Officers.

Executive Compensation Policies and Practices

Our compensation philosophy and related corporate governance policies and practices are complemented by several specific compensation practices designed to align our executive compensation with long-term stockholder interests, including:

✓

Compensation At-Risk. Our executive compensation program is designed so a significant portion of compensation is “at risk” based on our performance through our short-term cash and long-term equity incentive compensation opportunities;

✓	No Tax Reimbursements on Severance or Change in Control Payments. We do not provide any tax reimbursement payments (including “gross-ups”) on any severance or change-in-control payments or benefits;
✓

No Special Retirement Plans. We do not offer, nor do we have plans to provide, pension arrangements, retirement plans or nonqualified deferred compensation plans or arrangements exclusively to our executive officers;

✓	No Special Health or Welfare Benefits. Our executive officers participate in the same company-sponsored health and welfare benefits programs as our other full-time, salaried employees;
✓	Hedging and Pledging Prohibited. We prohibit our employees, including our NEOs and directors, from pledging our securities or engaging in hedging transactions;
✓

Multi-Year Vesting Requirements. The long-term equity awards granted to our NEO’s generally vest over three one-year performance periods with respect to performance-based awards or a three-year period with respect to time-based awards, consistent with current market practice and our retention objectives, except in circumstances where necessary to retain or recruit executives; and

✓

Compensation Recoupment Policy. We maintain a Compensation Recoupment Policy applicable to our executive officers that provides for the potential recovery of incentive compensation in the event of a financial restatement under certain circumstances.

Executive Compensation Philosophy and Program Design

Overview

The goals of our executive compensation program are to attract, retain, motivate and reward executive officers who contribute to our success and to incentivize these executives to achieve our short-term and long-term business objectives in order to increase long-term value and increase stockholder returns. This program combines competitive cash and equity awards in the forms and proportions that we believe will motivate our executive officers to increase stockholder value over the long term.

Our executive compensation program is designed to achieve the following specific objectives:

•
align the interests of our executive officers with both short-term and long-term stockholders’ interests; and
•
establish a direct link between our financial and operational results and strategic objectives and the compensation of our executive officers.

Executive Compensation Program Framework

For 2022, the principal elements of our executive compensation program are summarized in the following table and described in detail in “Executive Compensation Components” below.

Compensation Element	Description and Purpose	Key Features
Base Salary (fixed cash)	To provide a competitive fixed level of cash compensation that reflects fulfillment of day-to-day responsibilities, skills and experience.

Annual adjustments are based on both qualitative and quantitative factors such as: job level, responsibilities and prior experience and expertise, individual performance, future potential and competitive market practice and internal equity.

Reviewed annually for market competitiveness.

Annual Cash Incentive (at-risk cash)

To incentivize and reward contributions of executive officers in achieving strong financial, operating and strategic objectives during the fiscal year by meeting or exceeding the established goals.

To ensure a strong pay-for-performance culture, as payouts are based on performance achieved relative to goals and are not guaranteed.

Payouts are based on a pre-determined formula that, in 2022, included achievement of specified revenue and Adjusted EBITDA targets, as determined by the Compensation Committee or the independent members of the Board.

Target incentive opportunities are typically set annually at market competitive levels.

Performance goals are set and approved by the Compensation Committee or the independent members of the Board in the first quarter of each year. Incentive payouts are capped at 200% of target.

Long-term Equity Incentive Compensation

To ensure strong performance, promote retention and align our executives’ interests with stockholders’ long-term interests through incentive compensation linked to our long-term financial and company stock price performance.

All equity compensation is denominated in, and valued based on the trading price of shares of Inogen stock.

Equity awards are typically granted annually using a value-based approach of granting full value awards (RSUs) to our executive officers. These awards are subject to a mix of time- or performance-based vesting conditions over a multi-year period.

The value of the annual equity grants to each of our NEOs is established by the Compensation Committee or the independent members of the Board after reviewing such factors as the competitive levels at our compensation peer companies, and to recognize our outstanding performance and our executive officers’ contributions to that performance.

In 2022, we also granted special retention equity awards to incentivize our executive officers to remain with the Company during its evolution to a medical device company

Sign-on Bonus and Limited Perquisites	To entice key executives and other new hires to join our company.	In 2022, we provided a sign-on bonus to our CFO in connection with her hire. We offer limited perquisites to our NEOs.

We also offer our executive officers the opportunity to participate in our 401(k) plan, health care insurance, flexible spending accounts, employee stock purchase plan and certain other benefits available generally to all of our full-time employees.

Governance of Executive Compensation Program

Role of Our Compensation Committee and our Board

Our Compensation Committee, which operates under a written charter adopted by the Board, is primarily responsible for reviewing and approving or recommending to the Board the compensation arrangements for our executive officers. In carrying out these responsibilities, the Compensation Committee reviews all components of executive officer and director compensation for consistency with our compensation philosophy as in effect. The Compensation Committee’s review of the base salary levels, annual cash incentive compensation opportunities, and long-term equity incentive compensation opportunities of our executive officers, including the NEOs, generally occurs around the beginning of the year, or more frequently as warranted. To date, our Compensation Committee has not established any formal policies or guidelines for allocating compensation between short-term and long-term compensation, between cash and non-cash compensation, or among different forms of non-cash compensation. However, as described above, our Compensation Committee seeks to provide a significant portion of our executive officer compensation in the form of variable, at-risk pay.

Our Compensation Committee or the independent members of the Board approve executive compensation decisions after taking into account these recommendations and such other factors as they deem relevant and as further described below. Typically, executive compensation adjustments to cash compensation are effective in the first quarter of the year.

Role of Our Executive Officers

In connection with its review and approval or recommendations, our Compensation Committee considers the recommendations of our Chief Executive Officer regarding the compensation of our executive officers who report directly to him. These recommendations generally include annual adjustments to compensation levels and an assessment of each executive officer’s overall individual contribution, scope of responsibilities and level of experience. While our Compensation Committee retains discretion to set executive officer compensation, it gives considerable weight to our Chief Executive Officer recommendations because of his direct knowledge of each executive officer’s performance and contribution to our business.

No other executive officer participates in the determination or recommendation of the amount or form of executive officer compensation, but our Board or our Compensation Committee may discuss with our Chief Executive Officer or Chief Financial Officer our financial, operating and strategic business objectives, incentive targets or performance goals. The Board or the Compensation Committee reviews and determines the appropriateness of the financial measures and performance goals, as well as assesses the degree of difficulty in achieving specific incentive targets and performance goals.

Role of Compensation Consultant

The Compensation Committee engages an independent compensation consultant to assist it by providing information, analysis, and other advice relating to our executive compensation program and the decisions resulting from its executive compensation review. In 2022, the Compensation Committee retained Pearl Meyer to serve as its independent executive compensation consultant and review the competitiveness of our compensation program for our senior executive officers and non-employee directors. Pearl Meyer also advises the Compensation Committee regarding various other executive and director compensation issues as requested.

No member of our management team participated in the Compensation Committee’s decision to retain Pearl Meyer. Pearl Meyer reports directly to the Compensation Committee, and the Compensation Committee may replace Pearl Meyer or hire additional consultants at any time. Pearl Meyer attends meetings of the Compensation Committee, as requested, and communicates with the Compensation Committee Chairperson between meetings; however, the Compensation Committee, or the independent members of the Board, make all decisions regarding the compensation of our executives.

Pearl Meyer provides various compensation consulting services to the Compensation Committee with respect to our executives and other key employees pursuant to a written consulting agreement with the Compensation Committee. The services Pearl Meyer provides under the agreement include advising the Compensation Committee on the principal aspects of the Company’s executive compensation program including evolving best practices and providing market information and analysis regarding the competitiveness of the Company’s executive compensation program design.

Competitive Positioning

In 2021, the Compensation Committee approved a group of peer group companies (the “Compensation Peer Group”). The Compensation Peer Group included similarly-situated medical device and diagnostic companies that were identified by Pearl Meyer as companies with similar financial and growth characteristics and as competitors for executive talent based generally on the following criteria:

•
Had revenue for the trailing 12 months of $150 million to $1 billion (with selected exceptions);
•
Had market capitalization of $300 million to $4 billion (with selected exceptions); and
•
Was in the healthcare equipment, supplies, providers, or services industry, which includes medical device companies

The Compensation Peer Group consisted of 18 companies that met the industry criteria and financial criteria. Cantel Medical Corporation was removed from the Compensation Peer Group after it was acquired in 2021. As a result, the following 17 companies comprised the Compensation Peer Group plan to be used to set compensation for 2022:

AtriCure, Inc	Invacare Corporation
AngioDynamics, Inc.	iRhythm Technologies, Inc.
Avanos Medical, Inc.	Merit Medical Systems, Inc.
Cardiovascular Systems Inc.	Natus Medical Incorporated
CONMED Corporation	Nevro Corporation
CryoLife, Inc.*	OraSure Technologies, Inc.
Glaukos Corporation	Orthofix Medical, Inc.
Globus Medical, Inc.	Penumbra, Inc.
Tactile Systems Technology, Inc.

* In January 2022, CryoLife, Inc. renamed itself Artivion, Inc.

Certain information regarding the size and value of the Compensation Peer Group companies relative to us is set forth below (based on estimated information in July 2022).

	Compensation Peer Group
		Range
(In millions)	Inogen	Low	High	Median
Revenue(1)	$351	$213	$1,101	$386
Market Capitalization	559	44	5,873	1,313
EBITDA(2)	9	(96)	258	10

(1)
Based on a twelve-month trailing at the time of the report.
(2)
Represents earnings before interest, taxes, depreciation and amortization based on a twelve-month trailing at the time of the report.

In making its 2022 compensation decisions, the Compensation Committee evaluated the target annual total direct compensation (annual base salary, annual cash incentives and long-term equity incentive) for each of our executive officers, including our NEOs, who were employed with us when we set annual compensation in 2022 (other than Mr. Sergesketter). In determining its recommendations for the Board on executive compensation, the Compensation Committee reviewed the market consensus data provided by Pearl Meyer. The Compensation Committee reviewed the market consensus data for each executive officer’s base salary and annual target cash incentive and for each executive officer’s long-term equity incentives but did not attempt to benchmark to any specific percentile. In conducting its evaluation, the Compensation Committee also considered, among other factors, company performance, each element of compensation, the compensation package as a whole, each executive officer’s past and expected future contribution to our business and our financial performance, and internal pay equity based on the impact on the business and performance, and retention.

We believe that this design allows us to meet the objectives of our executive compensation program, including attracting and retaining talented executives, while retaining flexibility to tailor compensation based on individual circumstances.

The Compensation Committee also reviewed market data provided by Pearl Meyer in negotiations with Ms. Caltrider in setting her new hire compensation package in 2022. Market data was one factor among the other factors described above that the Compensation Committee considered in designing a compensation package that was competitive and would recruit and retain her as a key executive to our business.

Executive Compensation Elements and Corporate Performance Measure

Base Salary

We provide an annual base salary to each of our executive officers, including our NEOs, to compensate them for services rendered during the year. Salaries are reviewed annually by the Compensation Committee or, at the request of the committee, the independent members of our Board, and adjusted for the ensuing year based on (i) both qualitative and quantitative factors such as company performance, job level, responsibilities and prior experience and expertise, individual performance, and future potential, (ii) internal review of the executive officer’s total compensation, individually and relative to our other executive officers with similar levels of responsibility within our organization and (iii) an evaluation of the compensation levels of similarly-situated executive officers in our Compensation Peer Group and in our industry generally.

Ms. Caltrider's base salary was established through arms’ length negotiation in connection with her hire in 2022.

In setting our other NEO’s’ base salaries for 2022, we considered the recommendations of the Chief Executive Officer regarding the compensation of each of the NEOs who reported directly to him, the NEOs role and responsibilities within the Company, and such other factors described above. We also considered the midpoint range as a general guideline for the appropriate level of base salaries but do not attempt to benchmark base salary to any specific percentile. We believe that this approach to setting base salary levels allows us to be competitive, while retaining flexibility to tailor compensation based on individual circumstances.

The 2022 base salaries for our NEOs were as follows:

	2022	2021
Name	Base Salary	Base Salary	% Increase
Nabil Shabshab(1)	$700,000	$650,000	7.7%
Kristin Caltrider(2)	440,000	—	0.0%
George Parr (1)	480,000	460,000	4.3%
Stanislav Glezer (1)	470,000	460,000	2.2%
Jason Somer(1)	345,000	325,000	6.2%
Michael Sergesketter(3)	480,000	480,000	0.0%

(1)
The figure listed for the NEO represents the highest annualized base salary established for him during 2022, which was effective as of March 1, 2022.
(2)
Ms. Caltrider’s base salary was effective on her date of hire on March 21, 2022.
(3)
Mr. Sergesketter’s base compensation is $40,000 per month, which has been annualized for purposes of the table, was effective on his date of hire on December 13, 2021.

Cash Incentive Compensation

Overview of 2022 Incentive Plan. We maintained a cash executive incentive compensation plan for 2022 (the “2022 Incentive Plan”) for our eligible, non-commissioned employees, including our executive officers (other than Mr. Sergesketter). Mr. Sergesketter was not eligible to receive any bonuses during his employment, other than the completion bonus described in the “Employment and Transition Agreements and Post-Employment Compensation” section below.

The 2022 Incentive Plan was designed to increase stockholder value and our success by motivating our employees, including our participating NEOs, to perform to the best of their abilities and achieve our objectives. The Compensation Committee determined the performance goals applicable to target awards under the 2022 Incentive Plan.

Target Cash Incentive Opportunities. Except for Mr. Sergesketter, each of our executive officers, including each of our NEOs, was assigned a target annual incentive compensation opportunity under the 2022 Incentive Plan, which was calculated as a percentage of his or her annual base salary as of the end of 2022.

The annual cash incentive compensation opportunities of the NEOs for fiscal 2022 were:

	2022 Target Annual Cash Incentive Compensation Opportunity (as a percentage of base salary)	2022 Target Annual Cash Incentive Compensation Opportunity	2022 Maximum Annual Cash Incentive Compensation Opportunity	2022 Actual Annual Cash Incentive Compensation
Name	(%)	($)(1)	($)(2)	($)(3)
Nabil Shabshab	100.0%	$692,115	$1,384,230	$242,240
Kristin Caltrider	60.0%	208,154	416,308	72,854
George Parr	60.0%	286,108	572,215	100,138
Stanislav Glezer	60.0%	281,054	562,108	98,369
Jason Somer	50.0%	170,923	341,846	59,823
Michael Sergesketter	—	—	—	—

(1)
Based on 100% of target.
(2)
Based on 200% of target.
(3)
The amounts in this column represent the amounts actually paid to each of our NEOs under the 2022 Incentive Plan, as discussed below.

2022 Incentive Plan Performance Goals. For fiscal 2022, we continued to measure the 2022 Incentive Plan on the corporate performance objectives of revenue (weighted 50%) and Adjusted EBITDA (weighted 50%). We use revenue and Adjusted EBITDA to provide incentives for our employees to drive both revenue and earnings growth and make adjustments to exclude certain non-cash and other expenses that are not indicative of our core operating results. The 2022 Incentive Plan funded based on our actual achievement against this metric according to the formula set forth below:

Payout Percentage (1)	Revenue Achievement Level (2) (50% weighting)	Adjusted EBITDA Achievement Level (3) (50% weighting)
0%	$358 .0Million	($5.0 Million)
25%	$366.1 Million	($3.0 Million)
50%	$374.1 Million	($1.1 Million)
75%	$382.2 Million	$0.9Million
100%	$390.2 Million	$2.9 Million
125%	$398.3 Million	$4.6 Million
150%	$406.3 Million	$6.2 Million
175%	$414.4 Million	$7.9 Million
200%	$422.4 Million	$9.5 Million

(1)
“Payout Percentage” refers to the percentage of target incentive payout earned at each revenue or Adjusted EBITDA achievement level indicated.
(2)
“Level” refers to the level of achievement of the target performance goal necessary to earn any incentive payout under the plan. The revenue payout percentage (as a percent of target incentive) was determined using linear interpolation if actual results were greater than $358.0 million but less than $390.2 million for payouts up to 100% and using linear interpolation if actual results were greater than $390.2 million but less than $422.4 million for payouts up to 200%, in each case rounded to the nearest whole percentage. If revenue exceeded $422.4 million, the payout percentage would have been 200%.
(3)
“Level” refers to the level of achievement of the target performance goal necessary to earn any incentive payout under the plan. The Adjusted EBITDA payout percentage (as a percent of target incentive) was determined using linear interpolation if actual results were greater than ($5.0) million but less than $2.9 million for payouts up to 100% and using linear interpolation if actual results were greater than $2.9 million but less than $9.5 million for payouts up to 200%, in each case rounded to the nearest whole percentage. If Adjusted EBITDA exceeded $9.5 million, the payout percentage would have been 200%.

The Compensation Committee reserved the right to increase, decrease, or eliminate any incentive payment that may be payable under the 2022 Incentive Plan, based on the factors it deemed relevant.

2022 Incentive Plan Achievement

In order to account for unexpected large foreign currency fluctuations after we had set the initial targets in early 2022, the Compensation Committee made an adjustment of $3.4 million to our revenue achievement under the 2022 Incentive Plan. With that adjustment, our 2022 results were revenue of $380.7 million (resulting in a percentage achievement of 70%) and Adjusted EBITDA was a negative $13.5 million (resulting in a percentage achievement of 0%). Accordingly, the 2022 Incentive Plan funded at an aggregate weighted payout percentage of 35% of target and our eligible executive officers, including our eligible NEOs, received payment under the 2022 Incentive Plan at 35% of target levels. The actual amount of each eligible NEO’s payment under the 2022 Incentive Plan is also set forth in the “Non-Equity Incentive Plan” compensation column in the Summary Compensation Table below.

Long-Term Incentive Compensation - Annual Equity Grants

We believe long-term incentive compensation is an effective means for focusing our executive officers, including the NEOs, on driving improved financial performance and increased stockholder value over a multi-year period, provides a meaningful reward for long-term value creation, and motivates them to remain employed with us.

This approach aligns the contributions of our executive officers with the long-term interests of our stockholders and allows them to participate in any future appreciation in our common stock.

In 2022, we determined long-term incentive compensation for Messrs. Shabshab, Parr, and Somer and Dr. Glezer as part of our annual compensation review and after considering a competitive market analysis, the recommendations of the Chief Executive Officer, the outstanding equity holdings of each executive officer, the projected impact of the proposed awards on our earnings, our company performance and their contributions towards achieving performance, and the other factors described above. We did not benchmark long-term incentive compensation to any specific percentile.

In 2022, we determined the long-term incentive compensation opportunities for Ms. Caltrider through arms-length negotiations in connection with her hiring after considering a competitive market analysis and the amounts and terms that they believed were necessary to recruit her to our company.

In February 2022, the Compensation Committee approved equity awards to our NEOs in the form of RSUs in the following amounts and on the following terms effective as of March 1, 2022 (or for the grant to Ms. Caltrider shortly following her hiring date):

	RSUs
Name	Time-based		Performance-based(1)	Total Target Number of Shares subject to RSUs	Equity Awards (Aggregate Grant Date Fair Value) ($)
Nabil Shabshab	39,051		39,051	78,102	$2,749,971
Kristin Caltrider	34,081		—	34,081	$1,199,992
George Parr	11,360		11,360	22,720	$799,971
Stanislav Glezer	22,720	(2)	11,360	34,080	$1,199,957
Jason Somer	5,680		5,680	11,360	$399,986
Michael Sergesketter	—		—	—	—

(1)
This column represents the performance-based RSUs granted at target levels of performance.
(2)
Represents (i) an award of 11,360 RSUs granted to Dr. Glezer as his annual equity grant for 2022 and (ii) an award of 11,360 RSUs granted to Dr. Glezer in connection with his promotion to Chief Technology Officer (the “Glezer Promotion Award").

Each time-based award vests as to 1/3rd of the total number of RSUs on the first anniversary of the vesting commencement date and 1/3rd of the total number of RSUs annually thereafter same day of the year as the vesting commencement date, subject to the NEO’s continued service with us. The Glezer Promotion Award has a vesting commencement date of December 1, 2021, and each other time-based award has a vesting commencement date of March 1, 2022.

In prior years, we had granted time-based annual equity awards to our executive officers with a 4-year vesting schedule, with 25% of the award vesting on the first anniversary of the grant date and 1/16th of the award vesting quarterly thereafter. For the time-based awards granted to our NEOs in March 2022 (or in Ms. Caltrider’s case, shortly following her hiring date), the Compensation Committee determined that a 3-year annual vesting schedule for these awards was desirable in order to remain market competitive in relation to the market (including our Compensation Peer Group).

The performance-based awards are separated into three substantially equal tranches and are earned based on our achievements against revenue targets for 2022, 2023, and 2024, respectively, and each tranche vests following the end of each performance period on March 1, subject to the NEO’s continued service with us on the applicable vesting date. If, prior to the end of any performance period, there is a “change in control” (as defined in the 2014 Plan), then shares corresponding to that performance period are achieved at target and will vest as of immediately prior to such change in control.

The performance-based awards are earned based on our achievement of revenue for the performance period that applies to each tranche. The revenue performance measure has a sliding scale so each NEO may achieve from 0% to 200% of the target award amount. The achievement percentage for the performance-based awards is determined using a linear interpolation if actual results are greater than the minimum amount but less than the maximum amount. The maximum of 200% of target for these performance-based awards granted in 2022 represented an increase from the maximum of 150% of target for performance-based awards we granted in prior years, which the Compensation Committee determined was desirable in order to remain market competitive in relation to the market (including our Compensation Peer Group).

The selection of revenue as the performance measure for these performance-based equity awards also represented a change from the design of our performance-based equity awards in prior years, which used Adjusted Operating Income as the relevant performance measure. As a part of our strategic focus on evolving the Company from a home medical equipment provider with product development capabilities to a medical device company in respiratory care with home medical equipment operations in the United States, we have been transforming the commercial organization to grow our business with a higher level of productivity and efficiency in our direct-to-consumer efforts. Accordingly, the Compensation Committee determined that the use of revenue as the performance measure for the 2022 performance-based equity awards would incentivize our executive officers to drive the growth of our medical device business and thus more closely aligned with our strategic objective of transforming the Company.

The following table shows the 2022 actual payout level for the first tranche of these performance-based awards granted to our NEOs in March 2022, based on achievement of 2022 revenue.

Grant Date	Revenue Threshold	Revenue Target	Revenue Maximum	Revenue Actual
3/1/2022 (First Tranche)	$358.0 million	$390.2 million	$422.4 million	$377.2 million
Vesting Percentage (First Tranche)	0.0%	100.0%	200.0%	60.0%

The revenue targets for the second and third performance periods of these performance-based awards, or 2022 and 2023, respectively, are based on revenue growth percentage of 8%. Revenue growth for the second performance period is based on the Company’s growth in Adjusted Operating Income from 2022 to 2023, and revenue growth for the third performance period is based on the Company’s growth in revenue from 2023 to 2024.

We previously granted performance-based equity award to Mr. Shabshab in March 2021. This equity award is separated into three substantially equal tranches that vest based on our achievement against performance goals related to Adjusted Operating Income for the year the award was granted and each of the following two years. For the tranche based on achievement of Adjusted Operating Income in 2022, the number of shares covered by the tranche is discussed below.

The following table shows the 2022 actual payout level for the second tranche of the performance-based award granted to Mr. Shabshab in March 2021, which was based on achievement of 2022 Adjusted Operating Income. Adjusted Operating Income was below the minimum threshold level of achievement for this tranche of this equity award and none of the shares covered by this tranche were earned or vested.

Grant Date	Adjusted Operating Income Threshold	Adjusted Operating Income Target	Adjusted Operating Income Maximum	Adjusted Operating Income Actual
3/1/2021 (Second Tranche)	$16.6 million	$17.9 million	$18.5 million	($80.5 million)
Vesting Percentage (Second Tranche)	0.0%	100.0%	150.0%	0.0%

Retention Award Program

In May 2022, the Compensation Committee approved the grant of special retention RSU awards to our executive team (including all of our NEOS, other than Mr. Sergesketter). As noted above, we have been strategically focused on evolving the Company from a home medical equipment provider with product development capabilities to a medical device company in respiratory care with home medical equipment operations in the United States. Recognizing that our executive team had been performing well in executing this strategy and that such evolution will take time, the Compensation Committee determined that these awards were necessary to incentivize our executive team to remain with us through the period necessary to successfully complete this transformation of the Company. Each NEO’s retention award fully vests on May 1, 2024, subject to the NEO’s continued service with us. In addition, each retention award will fully vest upon a “change in control” (as defined in the 2014 Plan), in order to further reinforce retention and assure that the Company will have the continued dedication and objectivity of our executive team, despite the possibility or threat of a change in control and provide our executive team with an incentive to continue their service prior to a change in control. The number of RSUs covered by each NEO’s retention award are as follows:

Name	Time-based RSUs	Grant Date Fair Value ($)
Nabil Shabshab	109,531	$2,573,979
Kristin Caltrider	12,510	$293,985
George Parr	39,021	$916,994
Stanislav Glezer	32,638	$766,993
Jason Somer	19,276	$452,986

Retirement, Welfare and Health Benefits

Our executive officers are eligible to participate in our employee benefit programs on the same basis as our other full-time, salaried employees. We sponsor a Section 401(k) profit-sharing plan, which is intended to qualify for favorable tax treatment under Section 401(a) of the Code. All of our employees, including the NEOs, are eligible to participate on the first day of the month following the date of hire. The Section 401(k) plan includes a salary deferral arrangement under which participants may elect to defer up to 80% of their current eligible compensation not over the statutorily prescribed limit and have their compensation deferral contributed to the Section 401(k) plan. The Company began matching contributions to this plan for all eligible employees in 2017 but suspended matching contributions effective July 1, 2020 due to the financial impacts of the COVID-19 pandemic; however, matching contributions were reinstated on June 21, 2021.

Our health and welfare benefits include medical, dental and vision benefits, long-term disability insurance, basic life insurance coverage, health savings accounts, and accidental death and dismemberment insurance. We design our employee benefits programs to be affordable and competitive in relation to the market, and compliant with applicable laws and practices. We adjust our employee benefits programs as needed based upon changes in applicable laws and market practices.

Perquisites and Other Personal Benefits

We do not provide perquisites or other personal benefits to our executive officers, including the NEOs, except in situations where we believe it is appropriate to assist an individual in the performance of his or her duties, to make our executive officers more efficient and effective, and for recruitment and retention purposes. During 2022, none of the NEOs received perquisites or other personal benefits for such individual, with the exception of Mr. Parr, who received reimbursement of relocation and/or temporary housing expenses (with all such expenses grossed up for applicable taxes), in accordance with his employment agreement (including repayment provisions if his employment with us terminates sooner under certain circumstances), all as described in further detail in the “Employment Agreements and Post-Employment Compensation” section below. The Compensation Committee believed that providing Mr. Parr with these benefits was important in order to recruit him to join the Company and assist with his transition to work from our home offices in Goleta, CA. The actual amounts paid to Mr. Parr in 2022 is set forth in the Summary Compensation Table

In the future, we may provide perquisites or other personal benefits in limited circumstances, such as those offered to Mr. Shabshab, Mr. Parr and Dr. Glezer in accordance with their employment agreements, as described in the preceding paragraph. All future practices with respect to perquisites or other personal benefits for executive officers will be approved and subject to periodic review by the Compensation Committee.

Employment Agreements

We entered into an employment agreement with Ms. Caltrider in 2022. Ms. Caltrider’s employment agreement provides for a base salary of $440,000, a target annual cash incentive opportunity of 60% of her base salary, and an equity award of 34,081 RSUs (which had an approximate grant value of $1,200,000 based on the time of determination of the award) that vests as to one-third of the total number of RSUs on the first anniversary of the grant date and as to 1/12th of the total number of RSUs quarterly thereafter subject to her continued service with us.

In addition, we entered into an offer letter with Michael Sergesketter in connection with his joining the Company in 2021.

We have also entered into written employment agreements with each of our other executive officers, including the NEOs. Each of these agreements was approved by our Board or the Compensation Committee.

In filling each of our executive officer positions, our Board and the Compensation Committee at the time of the executive officer’s appointment recognized the need to develop competitive compensation packages to attract qualified candidates in a dynamic labor market. Our Board and the Compensation Committee at the time of appointment were sensitive to the need to integrate new executive officers into the executive compensation structure that we were seeking to develop, balancing both competitive and internal equity considerations.

In addition, the employment agreements we entered into with Dr. Glezer and Mr. Somer each provide that the applicable NEO will be eligible for an annual equity award in 2022 having an expected grant date value of $800,000 for Dr. Glezer and $300,000 for Mr. Somer, and each employment agreement entered into between us and our NEOs (other than Mr. Sergesketter) provides that the applicable NEO will be eligible for annual equity awards beginning in 2022 (or in Ms. Caltrider’s case, 2023) having an expected grant date value of (i) for Mr. Shabshab, at least $2 million, (ii) for Ms. Caltrider, $800,000, and (iii) for Mr. Parr, between $700,000 and $800,000, with these equity awards vesting based on the same terms and conditions as the annual equity awards made to the Company’s similarly situated executives. We believed that providing these NEOs with equity award commitments was important in order to recruit them to our business.

Mr. Parr's employment agreement also provides that we will cover up to $100,000 in reasonable moving expenses related to moving his primary residence to the Goleta, California area plus storage, reasonable costs for him to move himself and his spouse to the Goleta, California area, including up to two house-hunting trips to the Goleta, California that are incurred before the first anniversary of the effective date of the employment agreement, the closing costs on the purchase of a new personal home in the Goleta, California area, and reasonable temporary housing expenses for a furnished one-bedroom apartment (or hotel accommodations if a one-bedroom apartment is not available) in the Goleta,

California area, all as described in his employment agreement (including a gross up for applicable taxes). In addition, he also received a moving expense bonus (including a gross up for applicable taxes) as described in the “Perquisites and Other Personal Benefits” section above. If, prior to the second anniversary of the effective date of the employment agreement, his employment is terminated by us for “cause” or by him voluntarily without “good reason”, he has agreed to refund us the net after tax amount of all payments or reimbursements described in this paragraph within 60 days of the termination date.

Post-Employment Compensation

Under their employment agreements, Mr. Shabshab, Ms. Caltrider, Mr. Parr, Dr. Glezer and Mr. Somer are eligible for severance and change of control benefits upon certain qualifying terminations of their employment.

Mr. Sergesketter's offer letter provides for a bonus of $10,000 upon the completion of the term of the offer letter, which he received in 2022.

In addition, the 2014 Plan provides all employees, including our NEOs with the certain vesting acceleration benefits: in the event of an “involuntary termination” (as defined in the 2014 Plan) on or within twelve (12) months following a “change in control” (as defined in the 2014 Plan), as discussed below in the “Potential Payments Upon Termination or Upon Change in Control” section.

For the performance-based awards, if, prior to the end of any performance period, there is a “change in control” (as defined in the 2014 Plan), then shares corresponding to that performance period are achieved at target and will vest as of immediately prior to such change in control.

Having reasonable and competitive post-employment compensation arrangements in place is essential to attracting and retaining highly qualified executive officers. Our post-employment compensation arrangements are designed to provide reasonable compensation to executive officers who leave us under certain circumstances to facilitate their transition to new employment as well as to encourage such employees to ease any transition that may be required in the context of a change in control. Further, we seek to mitigate any potential employer liability and avoid future disputes or litigation by requiring a departing executive officer to sign a separation and release agreement acceptable to us as a condition to receiving post-employment compensation payments or benefits.

We do not consider specific amounts payable under these post-employment compensation arrangements when establishing annual compensation. However, we believe these arrangements are necessary to offer compensation packages that are competitive.

These arrangements align the interests of management and stockholders when considering the long-term future for the Company. The primary purpose of these arrangements is to keep our most senior executive officers focused on pursuing corporate transaction activity in the best interests of stockholders regardless of whether those transactions may cause their own job loss.

Except for the performance-based awards, all payments and benefits if a change-in-control occurs are payable only if there is a subsequent qualifying loss of employment by an executive officer (a so-called “double-trigger” arrangement). We use this double-trigger arrangement to protect against losing retention power following a change in control of the Company and to avoid windfalls to the executives, both of which could occur if vesting accelerated automatically because of the transaction.

For information on the potential payments and benefits payable under these agreements and the 2014 Plan and an estimate of these potential payments and benefits as of the end of fiscal 2022, see “Potential Payments Upon Termination or Upon Change in Control” section below.

Caltrider Sign-on Bonus

Under her employment agreement, Ms. Caltrider received a cash sign-on bonus in the amount of $300,000. If, prior to the 2-year anniversary of the effective date of her employment agreement, her employment is terminated by the Company for “cause” or she resigns without “good reason” (as such terms are defined in her employment agreement), she must repay to the Company (within 30 days of the termination date) a pro rata portion (based on the number of full months she is employed with us during the 24-month period commencing on the effective date of her employment agreement) of the net after tax amount of her sign-on bonus.

The Compensation Committee and Board approved Ms. Caltrider's sign-on bonus after considering the amount that would be necessary to recruit her to join our company, including the compensation opportunities that she would be forfeiting from her prior employer.

Other Compensation Policies and Practices

Compensation Recoupment Policy

We maintain a policy to recover annual or long-term incentive compensation provided to current and former executive officers in the event that we are required to file a restatement of our audited financial statements with the SEC and the executive officer receives incentive compensation (within 3 years before the date we announce the restatement) based on materially inaccurate financial and operating measure. The policy applies to any current and former executive officer who receives a cash or equity incentive award on or after the effective date of the policy. The Compensation Committee administers the policy.

Equity Ownership Guidelines

We maintain equity ownership guidelines to further align interests of directors and executives with those of our stockholders. Each of our directors who receive compensation from us and each of our NEOs shall comply with the minimum ownership levels and timing of compliance outlined in the equity ownership guidelines. In October 2021, our Board, upon the recommendation of the Compensation Committee, approved an amendment to the equity ownership guidelines to increase the minimum ownership levels for our CEO and other executives. The following are the current guideline levels:

•
Non-employee director: 3x the annual cash retainer for Board service
•
CEO: 5x his/her annual base salary (which was increased from 4x his annual base salary)
•
Executive Vice Presidents: 3x his/her annual base salary (which was increased from 2x his/her annual base salary)

If a director who receives compensation from us or NEO fails to reach, or falls below, the minimum ownership level set forth in the equity ownership guidelines, he or she may be required to retain 100% of any net shares derived from vested awards under our equity incentive plans until his or her minimum ownership level is met or, if necessary, to retain the minimum ownership level.

The individuals subject to these guidelines will have until the later of the fifth anniversary of the effective date of the guidelines or, if applicable, five years after the date the covered individual is appointed or elected, as applicable, to his or her position to comply with the minimum stock ownership requirement.

Policy Prohibiting Insider Trading, Hedging, Short Sales or Pledging of Our Equity Securities

Subject to certain limited exceptions contained in our insider trading compliance policy, our insider trading compliance policy prohibits all our employees, including our executive officers, and the members of our Board from (i) directly or indirectly engaging in any transaction involving our securities while aware of material nonpublic information relating to us, (ii) engaging in transactions involving the securities of any other company while aware of material nonpublic information about that company, (iii) disclosing material nonpublic information concerning us or any other company to friends, family members or any other person or entity not authorized to receive such information where such person or entity may benefit by trading on the basis of such information, (iv) engaging in derivative securities transactions, including hedging, regarding our common stock, (v) engaging in short sales of our securities, and (vi) pledging our securities as collateral or holding our securities in a margin account.

Accounting Considerations

Accounting for Stock-Based Compensation

We follow the FASB ASC Topic 718 for our stock-based compensation awards. FASB ASC Topic 718 requires us to measure the compensation expense for all share-based payment awards made to our employees and members of our Board, based on the grant date “fair value” of these awards. This calculation is performed for accounting purposes and reported in the executive compensation tables required by the federal securities laws, even though the recipient of the awards may realize no value from their awards.

Compensation Committee Report

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis and based on such review and discussions, the Compensation Committee recommended to our Board that the Compensation Discussion and Analysis be included in this proxy statement and Inogen’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022.

Respectfully submitted by the members of the Compensation Committee of the Board:

Kevin King (Chairperson)

Heather Rider

Mary Kay Ladone

The Compensation Committee Report does not constitute soliciting material and shall not be deemed to be filed or incorporated by reference into any other filing by Inogen under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent Inogen specifically incorporates the Compensation Committee Report by reference therein.

Compensation Risk Assessment

Our management team and our Compensation Committee each play a role in evaluating and mitigating any risk that may exist relating to our compensation programs, policies and practices for all employees, including our NEOs. Our management team and our Compensation Committee review our employee compensation plans and arrangements in which our employees (including our NEOs) participate to determine whether these plans and arrangements have any features that might create undue risks or encourage unnecessary and excessive risk-taking that could threaten our value. Based on our review, we have concluded that any potential risks arising from our employee compensation programs, policies and practices, including our executive compensation program, are not reasonably likely to have a material adverse effect on the Company.

2022 Summary Compensation Table

The following table, footnotes, and narrative provide information regarding the compensation awarded to, or earned by, our executive officers, including each of our NEOs, during 2022 and 2021. None of our NEOs were employed by the Company in 2020.

Name and Principal Position	Year	Salary ($)		Bonus ($)		Stock Awards ($)(1)		Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)		Total Compensation
Nabil Shabshab,	2022	$692,115		$—		$5,323,950	(3)	$242,240	$8,646	(4)	$6,266,951
Chief Executive Officer and President, Director	2021	$587,500	(5)	$1,700,000	(6)	$3,799,935	(7)	$848,938	$100,000	(8)	$7,036,373

Kristin Caltrider,	2022	$346,923	(9)	$300,000	(6)	$1,493,977	(10)	$72,854	$2,708	(4)	$2,216,462
Executive Vice President, Finance and Chief Financial Officer

George Parr,	2022	$476,846		$—		$1,716,965	(11)	$100,138	$28,878	(4)	$2,322,827
Executive Vice President, Chief Commercial Officer	2021	$336,154	(12)	$110,000	(6)	$1,199,979	(13)	$342,877	$10,914	(14)	$1,999,924

Stanislav Glezer,	2022	$468,423		$—		$1,966,950	(15)	$98,369	$9,009	(4)	$2,542,751
Executive Vice President, Chief Technology Officer	2021	$233,846	(16)	$200,000	(6)	$799,985	(17)	$194,454	$—		$1,428,285

Jason Somer,	2022	$341,846		$—		$852,972	(18)	$59,823	$8,252	(4)	$1,262,893
Executive Vice President, General Counsel and Corporate Secretary

Michael Sergesketter,	2022	$217,527	(19)	$10,000	(20)	$—		$—	$—		$227,527
Former Executive Vice President, Finance and Chief Financial Officer	2021	$27,692	(19)	$—		$—		$—	$—		$27,692

(1)
The amounts reported in the Stock Awards column represent the aggregate grant date fair value of time-based RSUs and performance-based RSUs granted under our Plan to our applicable NEOs in 2021 and 2022 calculated in accordance with FASB ASC Topic 718. The grant date fair value of time-based RSUs is determined using the fair value of our common stock on the date of grant, and the grant date fair value of performance-based RSUs is calculated based on the fair value of our common stock on the date of grant and probable outcome of the performance measures for applicable performance period as of the date on which the performance-based RSUs are granted. This estimated fair value for performance-based RSUs is different from (and lower than) the maximum value of performance-based RSUs set forth below. These amounts do not necessarily correspond to the actual value recognized by our NEOs. For a discussion of valuation assumptions, see the notes to our audited financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed with the SEC on February 24, 2023.
(2)
The amounts reported in the Non-Equity Incentive Plan Compensation column represent amounts earned by our applicable NEOs under and payable under the 2022 Incentive Plan, which were paid in the subsequent fiscal year.
(3)
Includes the grant date value of $3,948,946 for time-based RSUs and probable value of $1,374,986 for performance-based RSUs. As of the grant date, the value of the maximum potential payout for such performance-based RSUs was $2,749,971.
(4)
In the case of each NEO (other than Mr. Parr and Mr. Sergesketter), reflects the matching contributions made by the Company to the Company’s 401(k) savings plan paid on behalf of the executive by the Company. In Mr. Parr’s case, reflects $19,824 of reimbursement of relocation expenses, in accordance with his employment agreement, and $9,054 of matching contributions made by the Company to the Company’s 401(k) savings plan.
(5)
The salary for Mr. Shabshab for 2021 reflects a start date of February 8, 2021 and a base salary of $650,000.
(6)
Reflects a sign-on bonus in accordance with Mr. Shabshab’s, Ms. Caltrider's, Mr. Parr’s, and Dr. Glezer’s respective employment agreements.
(7)
Includes the grant date value of $2,799,947 for time-based RSUs and probable value of $999,988 for performance-based RSUs. As of the grant date, the value of the maximum potential payout for such performance-based RSUs was $1,499,983.
(8)
Reflects a $100,000 lump sum payment for moving expenses, in accordance with Mr. Shabshab’s employment agreement.
(9)
The salary for Ms. Caltrider for 2022 reflects a start date of March 21, 2022 and a base salary of $440,000.
(10)
Includes the grant date value of $1,493,977 for time-based RSUs.
(11)
Includes the grant date value of $1,316,979 for time-based RSUs and probable value of $399,986 for performance-based RSUs. As of the grant date, the value of the maximum potential payout for such performance-based RSUs was $799,971.
(12)
The salary for Mr. Parr for 2021 reflects a start date of April 12, 2021 and a base salary of $480,000.
(13)
Includes the grant date value of $1,199,979 for time-based RSUs.
(14)
Reflects $9,022 of relocation tax gross-up, in accordance with Mr. Parr’s employment agreement, and $1,892 of matching contributions made by the Company to the Company’s 401(k) savings plan.
(15)
Includes the grant date value of $1,566,964 for time-based RSUs and probable value of $399,986 for performance-based RSUs. As of the grant date, the value of the maximum potential payout for such performance-based RSUs was $799,971.

(16)
The salary for Dr. Glezer for 2021 reflects a start date of June 21, 2021 with a base salary of $415,000 for his role as Chief Medical Officer through October 10, 2021 and a promotion to Chief Technology Officer with a base salary of $460,000, effective October 11, 2021.
(17)
Includes the grant date value of $799,985 for time-based RSUs.
(18)
Includes the grant date value of $652,979 for time-based RSUs and probable value of $199,993 for performance-based RSUs. As of the grant date, the value of the maximum potential payout for such performance-based RSUs was $399,986.
(19)
The salary for Mr. Sergesketter for 2021 and 2022 reflects a start date of December 13, 2021 and a base salary of $40,000 per month.
(20)
Reflects a completion bonus in accordance with Mr. Sergesketter's offer letter.

Grants of Plan-Based Awards in 2022

The following table provides information regarding grants of plan-based awards to each of our NEOs during the fiscal year ended December 31, 2022. For more information, please refer to the section titled “Executive Compensation-Compensation Discussion and Analysis.”

	Grant	Compensation Committee Approval	Estimated Future Payouts Under Non-Equity Incentive Plan Awards ($)(1)		Estimated Future Payments Under Equity Incentive Plan Awards (#)(2)		All Stock Awards: Number of Units	Grant Date Fair Value of Stock
Name	Date	Date	Target	Maximum	Target	Maximum	(#)(3)	Awards(4)
Nabil Shabshab	2/17/2022	2/17/2022	$692,115	$1,384,230	—	—
	3/1/2022	2/17/2022			39,051	78,102		$1,374,986
	3/1/2022	2/17/2022					39,051	$1,374,986
	5/10/2022	4/26/2022					109,531	$2,573,979

Kristin Caltrider	2/17/2022	2/17/2022	$208,154	$416,308	—	—	—	$—
	3/21/2022	3/1/2022					34,081	$1,199,992
	5/10/2022	4/26/2022					12,510	$293,985

George Parr	2/17/2022	2/17/2022	$286,108	$572,215	—	—
	3/1/2022	2/17/2022			11,360	22,720		$399,986
	3/1/2022	2/17/2022					11,360	$399,986
	5/10/2022	4/26/2022					39,021	$916,994

Stanislav Glezer	2/17/2022	2/17/2022	$281,054	$562,108	—	—
	3/1/2022	2/17/2022			11,360	22,720		$399,986
	3/1/2022	2/17/2022					22,720	$799,971
	5/10/2022	4/26/2022					32,638	$766,993

Jason Somer	2/17/2022	2/17/2022	$170,923	$341,846	—	—
	3/1/2022	2/17/2022			5,680	11,360		$199,993
	3/1/2022	2/17/2022					5,680	$199,993
	5/10/2022	4/26/2022					19,276	$452,986

Michael Sergesketter			$—	$—	—	—	—	$—

(1)
This column represents awards granted under our 2022 Incentive Plan. These columns show the awards that were possible at the target and maximum levels of performance. The actual amounts paid to our NEOs are set forth in the “Summary Compensation Table” above, and the calculation of the actual amounts paid is discussed more fully in the “Compensation Discussion and Analysis—Cash Incentive Compensation” section above.
(2)
This column represents awards of performance-based RSUs granted under our 2014 Plan, which are described in further detail above in the “Compensation Discussion and Analysis” and below in the “Outstanding Equity Awards at 2022 Fiscal Year-End” table. These columns show the awards that were possible at the target and maximum levels of performance.

(3)
This column represents awards of time-based RSUs granted under our 2014 Plan, which are described in further detail above in the “Compensation Discussion and Analysis” and below in the “Outstanding Equity Awards at 2022 Fiscal Year-End” table.
(4)
The amounts in this column represent the grant date fair market value of stock awards granted in fiscal 2022 and calculated in accordance with FASB ASC Topic 718. These amounts do not necessarily correspond to the actual value recognized by our NEOs. For a discussion of valuation assumptions, see the notes to our audited financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed with the SEC on February 24, 2023.

Outstanding Equity Awards at 2022 Fiscal Year-End

The following table presents certain information concerning equity awards held by our NEOs, as of December 31, 2022. None of our NEOs held any stock option awards as of December 31, 2022

			Stock Awards
Name		Grant Date	Number of Shares or Units of Stock that Have Not Vested		Market Value of Shares or Units of Stock that Have Not Vested(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested		Equity Incentive Plan Awards: Market Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(1)
Nabil Shabshab		3/1/2021	10,585	(2)	$208,631	—		—
		3/1/2021	9,409	(3)	$185,451	—		—
		3/1/2021	—		—	6,273	(4)	$123,641
		3/1/2022	39,051	(5)	$769,695	—		—
		3/1/2022	7,810	(6)	$153,935	26,034	(6)	$513,130
		5/10/2022	109,531	(7)	$2,158,856	—		—

Kristin Caltrider		3/21/2022	34,081	(5)	$671,737	—		—
		5/10/2022	12,510	(7)	$246,572	—		—

George Parr		5/7/2021	11,259	(8)	$221,915	—		—
		3/1/2022	11,360	(5)	$223,906	—		—
		3/1/2022	2,272	(6)	44,781	7,574	(6)	149,284
		5/10/2022	39,021	(7)	$769,104	—		—

Stanislav Glezer		8/9/2021	8,455	(9)	$166,648	—		—
		3/1/2022	11,360	(5)	$223,906	—		—
		3/1/2022	7,573	(10)	$149,264	—		—
		3/1/2022	2,272	(6)	44,781	7,574	(6)	149,284
		5/10/2022	32,638	(7)	$643,295	—		—

Jason Somer		8/9/2021	6,341	(9)	$124,981	—		—
		3/1/2022	5,680	(5)	$111,953	—		—
		3/1/2022	1,135	(6)	$22,371	3,787	(6)	$74,642
		5/10/2022	19,276	(7)	$379,930	—		—
Michael Sergesketter	(11)	—	—		—	—		—

(1)
The market value of unvested shares is calculated by multiplying the number of unvested shares held by the applicable NEO by the closing price of our common stock on December 30, 2022 (the last trading day of 2022), which was $19.71 per share.
(2)
These amounts represent awards of time-based RSUs granted under our 2014 Plan. The time-based RSUs vest over three years, with 50% of the restricted stock units vested on March 1, 2022, and the remaining 50% of the restricted stock units will vest in 1/8th quarterly installments over the following 2 years. The vesting commencement date for these awards is March 1, 2021.
(3)
These amounts represent awards of time-based RSUs granted under our 2014 Plan. The time-based RSUs vest over three years, with 25% of the restricted stock units will vest March 1, 2022, and the remaining 75% of the restricted stock units will vest in 1/12th quarterly installments over the following 3 years.
(4)
This is an award of performance-based RSUs granted under our 2014 Plan. The number of RSUs in the “Unearned Shares, Units or Other Rights That Have Not Vested” column represents 100% of tranche 3 of the award of performance-based RSUs. In February 2023, our Compensation Committee determined that 0% of tranche 2 of the award of performance-based RSUs was earned based upon the achievement of the applicable performance goal in 2022. In accordance with the terms of the award, the Compensation Committee will assess the performance conditions related to tranche 3 following the 2023 fiscal year.
(5)
These amounts represent awards of time-based RSUs granted under our 2014 Plan. The time-based RSUs vest over three years, 1/3rd of the restricted stock units shall vest on the first anniversary of the Vesting Commencement Date, and 1/3rd of the restricted stock units shall vest every year thereafter on the same day of the year as the Vesting Commencement Date. The vesting commencement date for these awards is March 1, 2022.
(6)
This is an award of performance-based RSUs granted under our 2014 Plan. The number of RSUs in the “Unearned Shares, Units or Other Rights That Have Not Vested” column represents 100% of tranche 2 and 100% of tranche 3 of the award of performance-based RSUs. In February 2023, our Compensation Committee determined that 60% of tranche 1 of the award of performance-based RSUs was earned based upon the achievement of the applicable performance goal in 2022. The actual amount earned and eligible to vest for tranche 1 was 7,810 shares for Mr. Shabshab, 2,272 shares for Mr. Parr, 2,272 shares for Dr. Glezer, and 1,135 shares for Mr. Somer, which is the number of RSUs in the “Number of Shares or Units of Stock that Have Not

Vested” column for each such NEO. In accordance with the terms of the award, the Compensation Committee will assess the performance conditions related to tranche 2 following the 2023 fiscal year. Please see the “Compensation Discussion and Analysis” for a further discussion on the 2022 performance-based RSUs and how and when the related performance goals are established.
(7)
This is an award of time-based RSUs granted under our 2014 Plan. The time-based RSUs vest one hundred percent (100%) on May 1, 2024. The vesting commencement date for these awards is May 10, 2022.
(8)
This is an award of time-based RSUs granted under our 2014 Plan. The time-based RSUs vest over four years, with 25% vesting one year after the vesting commencement date and the remainder vesting quarterly thereafter. The vesting commencement date for these awards is June 1, 2021.
(9)
This is an award of time-based RSUs granted under our 2014 Plan. The time-based RSUs vest over four years, with 25% vesting one year after the vesting commencement date and the remainder vesting quarterly thereafter. The vesting commencement date for these awards is September 1, 2021.
(10)
These amounts represent awards of time-based RSUs granted under our 2014 Plan. The time-based RSUs vest over three years, 1/3rd of the restricted stock units shall vest on the first anniversary of the Vesting Commencement Date, and 1/3rd of the restricted stock units shall vest every year thereafter on the same day of the year as the Vesting Commencement Date. The vesting commencement date for these awards is December 1, 2021.
(11)
Mr. Sergesketter’s offer letter did not include equity grants during his term as Interim Chief Financial Officer, and Mr. Sergesketter did not receive any equity grants during his employment with us.

Option Exercises and Stock Awards Vesting During Fiscal 2022

The following table sets forth the number of shares acquired on vesting and the value realized on vesting of stock awards held by each of the NEOs during the fiscal year ended December 31, 2022. None of our NEOs exercised any stock options during the fiscal year ended December 31, 2022

	Stock Awards
	Number of shares Acquired on Vesting	Value Realized on Vesting
Name	(#)	($)(1)
Nabil Shabshab	42,105	$1,379,153
Kristin Caltrider	—	—
George Parr	6,756	174,879
Stanislav Glezer	7,630	192,762
Jason Somer	2,882	79,551
Michael Sergesketter	—	—

(1)
Calculated by multiplying (i) the fair market value of common stock on the vesting date, which was determined using the closing price on the NASDAQ of a share of common stock on the vesting date, or if such day is a holiday, on the immediately preceding trading day, by (ii) the number of shares of common stock that vested.

Potential Payments Upon Termination or Upon Change in Control

As described above in the “Employment Agreements and Post-Employment Compensation” section above, the amended and restated executive employment agreements we entered into with the NEOs provide for the severance compensation described above.

Employment Agreements with Nabil Shabshab, Kristin Caltrider, George Parr, Stanislav Glezer and Jason Somer

We entered into (i) an employment agreement with Nabil Shabshab, our Chief Executive Officer, effective February 8, 2021, (ii) an employment agreement with Kristin Caltrider, our Chief Financial Officer, effective March 21, 2022, (iii) an employment agreement with George Parr, our Executive Vice President, Chief Commercial Officer, effective April 12, 2021, (iv) an amended and restated employment agreement with Stanislav Glezer, our Executive Vice President, Chief Technology Officer, effective October 11, 2021, and (v) an employment agreement with Jason Somer, our Executive Vice President, General Counsel and Corporate Secretary, effective June 12, 2021.

Each agreement provides that if the applicable NEO’s employment is terminated without “cause” (excluding by reason of death or disability) or the NEO resigns for “good reason” (as such terms are defined in the employment agreement) outside of the period beginning 3 months before a change in control (as defined in the employment agreement) and ending 12 months after a change in control (the “Change in Control Period”), such NEO will be eligible to receive the following benefits if he or she timely signs and does not revoke a release of claims and continues to comply with certain covenants in the employment agreement and his or her at-will employment, confidential information, invention assignment, and arbitration agreement with the Company:

•
Continued payment of his or her base salary (the “NEO Severance Payments”) for a period of 12 months (or in the case of Mr. Shabshab, 24 months);
•
Throughout the period during which he or she would be able to obtain COBRA coverage, the NEO and his or her eligible dependents will only be required to pay the portion of the costs of medical benefits as he or she was required to pay as of the date of his termination, or he or she will receive taxable monthly payments for the equivalent period in the event the Company determines that the COBRA subsidy could violate applicable law (the “NEO COBRA Benefits”); and
•
Solely in the case of Mr. Shabshab, if such termination occurs on or before the 2-year anniversary of the effective date of his employment agreement, accelerated vesting of the number of RSUs subject to the award of 33,872 RSUs granted to Mr. Shabshab on March 1, 2021 (the "Shabshab New Hire Award") that otherwise would have vested as of the 2-year anniversary of his termination date.

If, during the Change of Control Period, the NEO’s employment is terminated without cause (excluding by reason of death or disability) or he or she resigns for good reason, he or she will be eligible to receive (i) the NEO Severance Payments for a period of 24 months following his or her termination, (ii) the NEO COBRA Benefits, and (iii) solely in the case of Mr. Shabshab, all of his outstanding Company equity awards will fully vest, and, unless otherwise provided in the applicable award agreement governing such Company equity award, the performance criteria for any performance‑based awards will be deemed to be satisfied at not less than the target level or such higher level as may be determined by the applicable Company equity plan, award agreement, or agreement governing the change of control.

In addition, Mr. Shabshab’s employment agreement also provides that in the event his employment with us terminates due to his death or disability, the number of RSUs subject to the Shabshab New Hire Award that otherwise would have vested as of the 2-year anniversary of his termination date will vest.

In the event any of the amounts provided for under an employment agreement or otherwise payable to the NEO would constitute “parachute payments” within the meaning of Section 280G of the Internal Revenue Code and could be subject to the related excise tax, the NEO would be entitled to receive either full payment of benefits under the employment agreement or such lesser amount which would result in no portion of the benefits being subject to the excise tax, whichever results in the greater amount of after-tax benefits to the NEO. None of the aforementioned employment agreements require us to provide any tax gross-up payments.

Offer Letter with Michael Sergesketter

Michael Sergesketter served as our interim Executive Vice President, Chief Financial Officer and Treasurer. Mr. Sergesketter’s offer letter had an initial term of two months and automatically extended on a month-to-month basis thereafter and provides that Mr. Sergesketter is an at-will employee. Under the offer letter, Mr. Sergesketter received a bonus of $10,000 upon the termination of his employment in 2022.

Mr. Sergesketter tendered his resignation as an officer effective upon the date Kristin Caltrider commenced employment. Mr. Sergesketter provided transition services through May 27, 2022.

2014 Equity Incentive Plan

The 2014 Plan provides all employees, including our NEOs, with the following vesting acceleration benefits: in the event of an “involuntary termination” (as defined in the 2014 Plan) on or within 12 months following a “change in control” (as defined in the 2014 Plan), the participant will fully vest in and have the right to exercise all of his or her outstanding options and stock appreciation rights, including shares as to which such awards would not otherwise be vested or exercisable, all restrictions on RSAs and RSUs will lapse, and, with respect to awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at 100% of target levels and all other terms and conditions met.

Outstanding Performance-based Equity Awards Granted to the NEOs

Under the terms of the outstanding performance-based awards held by the NEOs, if, prior to the end of any performance period, there is a “change in control” (as defined in the 2014 Plan), then the target number of shares corresponding to that performance period will vest as of immediately prior to such change in control.

The special retention awards granted to our NEOs (other than Mr. Sergesketter) in May 2022 will fully vest immediately before a “change in control” (as defined in the 2014 Plan).

The following table provides information concerning the estimated payments and benefits that would be provided in the circumstances described below, assuming that the triggering event took place on December 31, 2022, the last day of our fiscal year.

	Death or Disability	Change in Control	Termination Without Cause or Resignation for Good Reason Not in connection with a Change in Control	Termination Without Cause or Resignation for Good Reason in connection with a Change in Control
Name	($)	($)	($)	($)(1)
Nabil Shabshab
Severance payment	—	—	1,400,000	1,400,000
Continued health coverage	—	—	33,600	33,600
Accelerated vesting(2)	208,630	2,795,617	208,630	4,339,590	(3)

Kristin Caltrider
Severance payment	—	—	440,000	880,000
Continued health coverage	—	—	24,800	24,800
Accelerated vesting(2)	—	246,572	—	671,737

George Parr
Severance payment	—	—	480,000	960,000
Continued health coverage	—	—	24,000	24,000
Accelerated vesting(2)	—	918,374	—	490,602

Stanislav Glezer
Severance payment	—	—	480,000	960,000
Continued health coverage	—	—	—	—
Accelerated vesting(2)	—	792,565	—	584,599

Jason Somer
Severance payment	—	—	345,000	345,000
Continued health coverage	—	—	24,000	24,000
Accelerated vesting(2)	—	454,565	—	259,324

(1)
For purposes of the severance payments and continued health coverage benefit under the NEOs’ employment agreements and the accelerated vesting under Mr. Shabshab’s employment agreement, a qualifying termination of employment is considered “in connection with a change in control” if such termination occurs within the period commencing 3 months before and ending 12 months after a “change of control (as defined in the NEO’s employment agreement). For purposes of the accelerated vesting under the 2014 Plan, a qualifying termination of employment is considered “in connection with a “change in control” if such termination occurs on or within 12 months after a change in control (as defined in the 2014 Plan).
(2)
For purposes of valuing accelerated vesting, the values indicated in the table are calculated as the $19.71 closing price of a share of our common stock on December 30, 2022 (the last trading day of 2022), multiplied by the number of shares subject to the equity awards that are accelerated. Values indicated under the “Termination Without Cause or Resignation for Good Reason in connection with a Change in Control” column are in addition to the values indicated under the “Change in Control” column.
(3)
For purposes of the valuing accelerated vesting for Mr. Shabshab, the value assumes that termination happen in the three month period prior to change in control. If termination were to happen in the 12-month period after change in control, then the value would be $1,317,712, which is the value shown in the table minus (x) $2,158,856 for the May 10, 2022 retention-based grant awards, $247,262 for 100% of the target number of shares covered by the second and third tranches of his 2021 performance-based equity award, and $769,695 for 100% of the target number of shares covered by all three tranches of his 2022 performance-based equity award, plus (y) $153,935 for 7,810 shares that became eligible to vest (based on actual performance) under the first tranche of his 2022 performance-based equity award.

CEO Pay Ratio Disclosure

Pursuant to a mandate of the Dodd-Frank Act, the SEC adopted rules requiring annual disclosure of the ratio of the median employee’s total annual compensation to our CEO’s total annual compensation. For purposes of determining our CEO’s total annual compensation, we elected to use the total annual compensation of Mr. Shabshab, who was serving as our CEO on the date used to determine the median employee. For our last completed fiscal year, which ended December 31, 2022:

•
The median employee’s total annual compensation was $65,755. The median employee was determined based on the assumptions stated below.
•
Mr. Shabshab’s total annual compensation was $6,266,951.
•
Based on the above, for 2022, the ratio of Mr. Shabshab’s total annual compensation to the median employee’s total annual compensation of all employees was approximately 95 to 1.

This pay ratio is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K under the Securities Act of 1933, as amended (the “CEO Pay Ratio Disclosure Rule”).

For purposes of this year’s disclosure under the CEO Pay Ratio Disclosure Rule, we determined the median employee as of December 31, 2022, at which time we and our consolidated subsidiary had approximately 1,026 employees, 1,017 of whom were U.S. employees, and approximately 9 (or approximately 0.9% of our total employee population) of whom are located outside of the United States in the Netherlands. In accordance with the permitted methodology for determining the “median employee”, we excluded all non-U.S. employees from our calculations. We then compared the total annual cash compensation earned by these employees for 2022 to determine the median employee, annualizing the compensation of all full-time and part-time employees who started their employment with us in 2022 but did not work for us or our consolidated subsidiary for the entire year. Once we identified our median employee, we estimated such employee’s total annual compensation in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, yielding the median employee total annual compensation disclosed above.

We determined Mr. Shabshab’s total annual compensation amount by taking the amount reported in the “Total” column of our 2022 Summary Compensation Table included in this proxy.

Pay Versus Performance Information

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, the newly required Pay Versus Performance disclosure provides an additional snapshot perspective on pay and performance alignment by evaluating the link between “Compensation Actually Paid,” defined by the SEC and referred to below as “CAP,” and various measures of market and financial performance. The following table shows the past three fiscal years’ total compensation for our NEOs (including our principal executive officer (“PEO”), also referred to herein as our “CEO”) as set forth in the Summary Compensation Table (“SCT”), the CAP paid to our other NEOs, the Company’s cumulative total shareholder return (“TSR”), the combined TSR of our selected peer group, our net income, and our revenue, which, in our assessment, represents our most important financial performance measure to link compensation actually paid to our NEOs for the most recently completed fiscal year.

							Value of Initial Fixed $100 Investment(2)
Year	Summary Compensation Table Total for First PEO(1)	Summary Compensation Table Total for Second PEO(1)	Compensation Actually Paid to First PEO(1)(3)	Compensation Actually Paid to Second PEO(2)	Average Summary Compensation Table Total for Non-PEO NEOs(2)	Average Compensation Actually Paid to Other NEOs(2)(2)	Company Total Shareholder Return	Peer Group Shareholder Return(5)	Net Loss (in thousands)	Revenue (in thousands)(6)
2022	$6,266,951	N/A	$3,242,134	N/A	$2,042,824	$1,345,095	$23.91	$139.58	$83,772	$377,241
2021	$7,036,373	$224,134	$5,614,398	$(3,110,485)	$1,224,031	$601,092	$40.52	$183.70	$6,333	$358,003
2020	N/A	$2,528,984	N/A	$484,811	$870,791	$427,572	$53.34	$176.18	$5,829	$308,487

(1)
The First PEO is Nabil Shabshab. The Second PEO is Scott Wilkinson.
(2)
The Non-PEO NEOs for each applicable year are:
a.
2022: Kristin Caltrider, George Parr, Stanislav Glezer, Jason Somer, and Michael Sergesketter.
b.
2021: Michael Sergesketter, George Parr, Stanislav Glezer, Bart Sanford, Alison Bauerlein, and Byron Myers.
c.
2020: Alison Bauerlein, Byron Myers, Arron Retterer, and Bart Sanford.
(3)
The SEC rules require that certain adjustments be made to the Summary Compensation Table totals to determine CAP, as reported in the Pay Versus Performance table above. The following table details the applicable adjustments that were made to determine CAP (adjustments for pension or dividend payments are not covered, as Inogen does not have supplemental executive requirement plans and does not pay dividends on equity awards, and due to rounding, the calculated final value of the numbers shown in the following table may not equal the values reported above). For any tranche of a performance-based equity award with a performance period ending on the last day of a reported fiscal year, the entire tranche was treated as unvested and outstanding for purposes of the following table and Pay Versus Performance table above, since the portion of the tranche that was earned (if any) and the portion of the tranche that was forfeited (if any) were not determined until after the end of such fiscal year.

			Equity Awards
Year	Executives	SCT Total	Deduct Stock & Option Awards	Deduct Awards Forfeited Due to Failure to Achieve the Applicable Vesting Conditions	Add Year End Value of Unvested Equity Granted in the Year	Add Change in Value of Unvested Awards Granted in Prior Years	Add Change in Value of Vested Equity Award in Year	Add Change in Value of Vested Equity Granted in Prior Years
2022	First PEO	$6,266,951	$5,323,950	$—	$2,885,206	$(533,657)	$—	$(52,417)
	Other NEOs*	$2,042,824	$1,206,173	$—	$638,363	$(97,139)	$(9,331)	$(23,448)
2021	First PEO	$7,036,373	$3,799,935	$—	$2,377,960	$—	$—	$—
	Second PEO	$224,134	$—	$3,191,803	$—	$—	$—	$(142,816)
	Other NEOs*	$1,224,031	$683,297	$277,236	$410,474	$(72,875)	$—	$(6)
2020	Second PEO	$2,528,984	$1,999,945	$467,826	$1,382,589	$(544,787)	$—	$(414,204)
	Other NEOs*	$870,791	$574,952	$97,052	$461,787	$(126,922)	$—	$(106,080)

* Presented on an averaged basis.

(4)
TSR is measured based on an initial fixed investment of $100 made in the Company’s common stock or the stock represented by the peer group (as applicable) (as applicable) on the market close on the last trading day before the earliest fiscal year in the table, assuming the reinvestment of any dividends.
(5)
The peer group is the S&P Healthcare Equipment and Supplies Index, which is the same peer group the Company uses for its Item 201(e) of Regulation S-K disclosure in our annual report on Form 10-K for the year ended December 31, 2022.
(6)
The Company-selected measure is GAAP revenue.

Relationship Between Compensation Actually Paid (CAP) and TSR, Net Loss, and Revenue

The graphs below show the relationship (i) between CAP and the Company’s TSR and between the Company’s TSR and our peer group’s TSR, (ii) between CAP and the Company’s net loss, and (iii) between CAP and revenue.

Inogen PEO / NEO CAP vs. TSR
Indexed TSR
$200.00
$150.00
$100.00
$50.00
$-
Compensation Actually Paid ($millions)
$8.0
$6.0
$4.0
$2.0
$-
$(2.0)
$(4.0)
2020
2021
2022
First PEO CAP
Second PEO CAP
Avg. NEO CAP
Inogen TSR
Peer Group TSR

Inogen PEO / NEO CAP vs. Net Loss

Inogen PEO / NEO CAP vs. Net Loss
Net Loss ($millions)
$90.0
$80.0
$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
Compensation Actually Paid ($millions)
$8.0
$6.0
$4.0
$2.0
$-
$(2.0)
$(4.0)
2020
2021
2022
First PEO CAP
Second PEO CAP
Avg. NEO CAP
Net Loss

Inogen PEO / NEO CAP vs. Revenue

Inogen PEO / NEO CAP vs. Revenue
Revenue ($millions)
$400.0
$350.0
$300.0
$250.0
$200.0
$150.0
$100.0
$50.0
$0.0
Compensation Actually Paid ($millions)
$8.0
$6.0
$4.0
$2.0
$-
$(2.0)
$(4.0)
2020
2021
2022
First PEO CAP
Second PEO CAP
Avg. NEO CAP
Revenue

Tabular List of Financial Performance Measures

The following lists the financial performance measures that we believe represents the most important financial performance measures used to link compensation actually paid to our NEOs for 2022 to Company performance:

Financial List of Performance Measures
Revenue
Adjusted EBITDA
Adjusted Operating Income

Equity Compensation Plan Information

The following table provides information as of December 31, 2022 with respect to shares of our common stock that may be issued under our existing equity compensation plans.

	(a) Number of	(b) Weighted	(c) Number of
	securities to	average	securities remaining
	be issued	exercise price	available for future
	upon exercise	of outstanding	issuance under equity
	of outstanding	options,	compensation plans
	options,	warrants and	(excluding securities
Plan category	warrants and rights	rights (1)	reflected in column (a))
Equity compensation plans approved by security holders (2)(3)	1,353,208	$11.38	1,335,847
Equity compensation plans not approved by security holders	—	—	—
Total	1,353,208	$—	1,335,847

(1)
The weighted average exercise price is calculated based solely on outstanding stock options.
(2)
Includes the following plans: 2012 Equity Incentive Plan, 2014 Plan, and 2014 Employee Stock Purchase Plan (“ESPP”).
(3)
The number of shares available for issuance under the 2014 Plan also includes an annual increase on the first day of each fiscal year beginning in 2015, equal to the least of: (i) 895,346 shares; (ii) 4% of the outstanding shares of common stock as of the last day of our immediately preceding fiscal year; or (iii) such other amount as our Board may determine. Our 2014 Plan had 828,309 shares available for issuance as of December 31, 2022. Our ESPP provides for annual increases in the number of shares available for sale under the ESPP on the first day of each fiscal year beginning in 2015, equal to the least of: (i) 179,069 shares; (ii) 1.5% of the outstanding shares of our common stock on the last day of our immediately preceding fiscal year; or (iii) such other amount as may be determined by the administrator. Our ESPP had 507,538 shares available for sale as of December 31, 2022. On January 1, 2023, the number of shares available for issuance under our 2014 Plan and our ESPP increased by 895,346 shares and 179,069 shares, respectively, pursuant to these provisions. These increases are not reflected in the table above.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of April 3, 2023, the Record Date for the Annual Meeting, for:

•
each of our directors and nominees for director;
•
each of our NEOs;
•
all of our current directors and executive officers as a group; and
•
each person or group who we know beneficially owned more than 5% of our common stock.

We have determined beneficial ownership in accordance with the rules of the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares that they beneficially owned, subject to community property laws where applicable.

We have based our calculation of the percentage of beneficial ownership on 23,120,786 shares of our common stock outstanding as of April 3, 2023. We have deemed shares of our common stock subject to stock options that are currently exercisable or exercisable within 60 days of April 3, 2023 or issuable pursuant to restricted stock units which are subject to vesting conditions expected to occur within 60 days of April 3, 2023 to be outstanding and to be beneficially owned by the person holding the stock option or restricted stock unit for the purpose of computing the percentage ownership of that person. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Inogen, Inc., 301 Coromar Drive, Goleta, CA 93117.

	Number of	Percentage of
	shares	shares
	beneficially	beneficially
Name of beneficial owner	owned	owned
5% Stockholders:
BlackRock, Inc.(1)	4,009,764	17.34%
Vanguard Group, Inc.(2)	2,694,460	11.65%
Brown Capital Management, LLC(3)	1,715,188	7.42%

Directors and executive officers, including our NEOs:
Nabil Shabshab (4)	37,188	*
Kristin Caltrider (5)	5,129	*
George Parr(6)	8,674	*
Stanislav Glezer(7)	7,609	*
Jason Somer(8)	3,620	*
Elizabeth Mora (9)	9,603	*
Heather Rider (10)	40,624	*
Kristen Miranda(11)	10,738	*
Glenn Boehnlein(12)	7,308	*
Kevin King(13)	7,308	*
Mary Kay Ladone(14)	7,308	*
Thomas A. West(15)	1,712	*
Michael Sergesketter (16)	—	*
All current directors and executive officers as a group (13 persons) (17)	146,821	*

* Represents beneficial ownership of less than one percent (1%) of the outstanding shares of our common stock.

(1)
Based solely on the most recently available Schedule 13G/A filed with the SEC on February 1, 2023, BlackRock, Inc. has sole voting power as to 3,957,284 shares and sole dispositive power as to 4,009,764 shares. The shares reported as being beneficially held by BlackRock, Inc. may be held by one or more of the following subsidiaries: BlackRock Life Limited, BlackRock

Advisors, LLC, BlackRock (Netherlands) B.V., BlackRock Fund Advisors, BlackRock Institutional Trust Company, National Association, BlackRock Asset Management Ireland Limited, BlackRock Financial Management, Inc., BlackRock Asset Management Schweiz AG, BlackRock Investment Management, LLC, BlackRock Investment Management (UK) Limited, BlackRock Asset Management Canada Limited, BlackRock (Luxembourg) S.A., BlackRock Investment Management (Australia) Limited, and BlackRock Fund Managers Ltd. BlackRock, Inc. is a Delaware corporation and the address of BlackRock, Inc. is 55 East 52nd Street New York, NY 10055.
(2)
Based solely on the most recently available Schedule 13G/A filed with the SEC on February 9, 2023, Vanguard Group, Inc. has shared voting power as to 15,884 shares, sole dispositive power as to 2,659,409 shares, and shared dispositive power as to 35,051 shares. The address of Vanguard Group, Inc. is 100 Vanguard Blvd., Malvern, PA 19355.
(3)
Based solely on the most recently available Schedule 13G/A filed with the SEC on February 14, 2023, Brown Capital Management, LLC has sole voting power as to 680,106 shares and sole dispositive power as to 1,715,188 shares. Brown Capital Management, LLC is a Maryland limited liability company, and its address is 1201 N. Calvert Street Baltimore, Maryland 21202.
(4)
Consists of 33,503 shares held and 3,685 shares issuable upon vesting of time-based RSUs vesting within 60 days of April 3, 2023. Excludes shares issuable upon vesting of time-based RSUs not vesting within 60 days of April 3, 2023.
(5)
Consists of 5,129 shares held. Excludes shares issuable upon vesting of time-based RSUs not vesting within 60 days of April 3, 2023.
(6)
Consists of 7,548 shares held and 1,126 shares issuable upon vesting of time-based RSUs vesting within 60 days of April 3, 2023. Excludes shares issuable upon vesting of time-based RSUs not vesting within 60 days of April 3, 2023.
(7)
Consists of 6,841 shares held and 768 shares issuable upon vesting of time-based RSUs vesting within 60 days of April 3, 2023. Excludes shares issuable upon vesting of time-based RSUs not vesting within 60 days of April 3, 2023.
(8)
Consists of 3,044 shares held and 576 shares issuable upon vesting of time-based RSUs vesting within 60 days of April 3, 2023. Excludes shares issuable upon vesting of time-based RSUs not vesting within 60 days of April 3, 2023.
(9)
Consists of 2,754 shares held and 6,849 shares issuable upon vesting of time-based RSUs vesting within 60 days of April 3, 2023.
(10)
Consists of 13,775 shares held, options to purchase 20,000 shares of common stock that are exercisable within 60 days of April 3, 2023 and 6,849 shares issuable upon vesting of time-based RSUs vesting within 60 days of April 3, 2023. Also includes 2,000 shares held by Ms. Rider’s spouse.
(11)
Consists of 10,738 shares held.
(12)
Consists of 459 shares held and 6,849 shares issuable upon vesting of time-based RSUs vesting within 60 days of April 3, 2023.
(13)
Consists of 459 shares held and 6,849 shares issuable upon vesting of time-based RSUs vesting within 60 days of April 3, 2023.
(14)
Consists of 459 shares held and 6,849 shares issuable upon vesting of time-based RSUs vesting within 60 days of April 3, 2023.
(15)
Thomas A. West was appointed as a director effective April 1, 2023. Consists of 1,712 shares issuable upon vesting of time-based RSUs vesting within 60 days of April 3, 2023.
(16)
Michael Sergesketter was appointed as Interim Chief Financial Officer effective December 13, 2021. His offer letter did not include equity grants during his term as Interim Chief Financial Officer, and Mr. Sergesketter did not receive any equity grants during his employment with us.
(17)
Consists of 84,709 shares held, options to purchase 20,000 shares of common stock that are exercisable within 60 days of April 3, 2023 and 42,112 shares issuable upon vesting of time-based RSUs vesting within 60 days of April 3, 2023. Excludes shares issuable upon vesting of time-based RSUs not vesting within 60 days of April 3, 2023.

RELATED PERSON TRANSACTIONS

We have adopted a formal written policy providing that our Audit Committee will be responsible for reviewing “related party transactions,” which are transactions (i) in which we are or will be a participant, (ii) in which the aggregate amount involved exceeds or may be expected to exceed $120,000 and (iii) in which a related person has or will have a direct or indirect interest. For purposes of this policy, a related person will be defined as a director, nominee for director, executive officer, or greater than 5% beneficial owner of our common stock and their immediate family members. Under this policy, all related party transactions may be consummated or continued only if approved or ratified by our Audit Committee.

Since January 1, 2022, we have not entered into any transactions, nor are there any currently proposed transactions to which we will be a party, in which:

•
the amounts involved exceeded or will exceed $120,000; and
•
any of our directors, nominees for director, executive officers or holders of more than 5% of our outstanding capital stock, or any immediate family member of, or person sharing the household with, any of these individuals or entities, had or will have a direct or indirect material interest.

OTHER MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors, executive officers, and holders of more than 10% of our common stock to file with the SEC reports regarding their ownership and changes in ownership of our securities. We believe that our directors, executive officers, and 10% stockholders complied with all Section 16(a) filing requirements in 2022.

In making these statements, we have relied upon examination of the filings made with the SEC and the written representations of our directors and executive officers.

Available Information

Our financial statements for our fiscal year ended December 31, 2022 are included in our Annual Report on Form 10‑K. This proxy statement and our Annual Report are posted on the Investor Relations section of our website at http://investor.inogen.com and are available from the SEC at its website at www.sec.gov. You may also obtain a copy of our Annual Report without charge by sending a written request to Inogen, Inc., Attention: Investor Relations, 301 Coromar Drive, Goleta, California 93117.

Availability of Amended and Restated Bylaws

A copy of our amended and restated bylaws may be obtained by accessing our public filings on the SEC’s website at www.sec.gov. You may also contact our Corporate Secretary at our principal executive office for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates

Company Website

We maintain a website at www.inogen.com. Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this proxy statement, and references to our website address in this proxy statement are inactive textual references only.

PROPOSALS OF STOCKHOLDERS FOR 2024 ANNUAL MEETING

Stockholders who wish to present proposals for inclusion in the proxy materials to be distributed in connection with next year’s Annual Meeting must submit their proposals so that they are received at Inogen’s principal executive offices no later than the close of business (5:30 p.m. Pacific Time) on December 20, 2023. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, or the Exchange Act, regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Pursuant to the rules promulgated by the SEC, simply submitting a proposal does not guarantee that it will be included. Notices of proposals for inclusion in the proxy materials must be addressed to: Corporate Secretary, Inogen, Inc., 301 Coromar Drive, Goleta, CA 93117.

Our amended and restated bylaws also establish an advance notice procedure for stockholders who wish to present a proposal before an annual meeting of stockholders but do not intend for the proposal to be included in our proxy statement, provided that such stockholder satisfies the requirements set forth in our amended and restated bylaws. In order to be properly brought before the 2024 Annual Meeting of Stockholders, a stockholder’s notice of a matter the stockholder wishes to present, or the person or persons the stockholder wishes to nominate as a director, must be delivered to the Corporate Secretary of Inogen at its principal executive offices not less than 45 nor more than 75 days before the first anniversary of the date on which Inogen first mailed its proxy materials or a notice of availability of proxy materials (whichever is earlier) for the preceding year’s Annual Meeting. As a result, any notice given by a stockholder pursuant to these provisions of our amended and restated bylaws must be received no earlier than February 3, 2024 and no later than the close of business (5:30 p.m. Pacific Time) on March 4, 2024, unless the date of our 2024 Annual Meeting date is changed by more than 25 days from May 31, 2024. In that case, we must receive proposals no earlier than the close of business on the 120th day prior to the date of the 2024 Annual Meeting and not later than the close of business on the later of the 90th day prior to the date of the 2024 Annual Meeting or the 10th day following the day on which we first make a public announcement of the date of the meeting.

To be in proper form, a stockholder’s notice must include the specified information concerning the proposal or nominee as described in our amended and restated bylaws and the rules and regulations of the SEC, including Rule 14a-19 under the Exchange Act. A stockholder who wishes to submit a proposal or nomination is encouraged to seek independent counsel about our amended and restated bylaws and the rules and regulations of the Securities and Exchange Commission, including Rule 14a-19 under the Exchange Act. We will not consider any proposal or nomination that is not timely or otherwise does not meet the requirements of our amended and restated bylaws and the rules and regulations of the Securities and Exchange Commission, including Rule 14a-19 under the Exchange Act, for submitting a proposal or nomination. If a stockholder who has notified us of his, her or its intention to present a proposal at an annual meeting, or a qualified representative of such stockholder, does not appear to present his, her or its proposal at such annual meeting, we are not required to present the proposal for a vote at such annual meeting.

Notices of intention to present proposals at the 2024 Annual Meeting of Stockholders must be addressed to: Corporate Secretary, Inogen, Inc., 301 Coromar Drive, Goleta, CA 93117. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

Please refer to the full text of our advance notice bylaw provisions for additional information and requirements. A copy of our bylaws has been filed with our Annual Report on Form 10-K for the year ended December 31, 2022 and may be obtained by writing to our Corporate Secretary at the address listed above.

* * *

The Board does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented at the Annual Meeting, the persons named on the enclosed proxy card will have discretion to vote the shares of common stock they represent in accordance with their own judgment on such matters.

It is important that your shares of common stock be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote over the Internet or by telephone as instructed on the proxy card or, if you received printed proxy materials, execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

THE BOARD OF DIRECTORS

Goleta, California

April 18, 2023

APPENDIX A – UNAUDITED RECONCILIATION FROM GAAP TO NON-GAAP

Reconciliation of U.S. GAAP to Other Non-GAAP Financial Information
(unaudited)

(amounts in thousands)	Years ended December 31,
Non-GAAP EBITDA and Adjusted EBITDA	2022	2021
Net loss	$(83,772)	$(6,333)
Non-GAAP adjustments:
Interest income	(2,837)	(129)
Provision for income taxes	504	14,992
Depreciation and amortization	23,514	21,628
EBITDA (non-GAAP)	(62,591)	30,158
Stock-based compensation	12,283	10,943
Change in fair value of earnout liability	(15,386)	(11,596)
Loss on disposal of intangible asset	52,161	—
Adjusted EBITDA (non-GAAP)	$(13,533)	$29,505

(amounts in thousands)	Years ended December 31,
Non-GAAP Adjusted Operating Income (Loss)	2022	2021
Operating Income (Loss)	$(85,243)	$9,240
Non-GAAP adjustments:
New Aera intangible amortization	7,772	7,772
Change in fair value of earnout liability	(15,386)	(11,596)
Stock-based compensation	12,283	10,943
Stock-based compensation payroll tax	77	193
Adjusted Operating Income (non-GAAP)	$(80,497)	$16,552

APPENDIX B – 2023 EQUITY INCENTIVE PLAN

1.
Purposes of the Plan. The purposes of this Plan are:
•
to attract and retain the best available personnel for positions of substantial responsibility,
•
to provide additional incentive to Employees, Directors and Consultants, and
•
to promote the success of the Company’s business.

The Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Units and Performance Shares.

2.
Definitions. As used herein, the following definitions will apply:
a.
“Administrator” means the Board or any of its Committees as will be administering the Plan, in accordance with Section 4 of the Plan.
b.
“Applicable Laws” means the legal and regulatory requirements relating to the administration of equity-based awards, including without limitation the related issuance of Shares, including without limitation under U.S. federal and state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any non-U.S. country or jurisdiction where Awards are, or will be, granted under the Plan.
c.
“Award” means, individually or collectively, a grant under the Plan of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Units or Performance Shares.
d.
“Award Agreement” means the written or electronic agreement provided by the Company setting forth the terms and provisions applicable to an Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.
e.
“Board” means the Board of Directors of the Company.
f.
“Cause” means (i) the Participant’s conviction of any crime (A) constituting a felony or (B) that has, or could reasonably be expected to result in, an adverse impact on the performance of Participant’s duties to the Company (or any Parent or Subsidiary), or otherwise has, or could reasonably be expected to result in, an adverse impact to the business or reputation of the Company (or any Parent or Subsidiary); (ii) conduct of Participant, in connection with Participant’s employment or service to the Company (or any Parent or Subsidiary), that has, or could reasonably be expected to result in, material injury to the business or reputation of the Company (or any Parent or Subsidiary), including, without limitation, act(s) of fraud, embezzlement, misappropriation and breach of fiduciary duty; (iii) any material violation of the operating and ethics policies of the Company (or any Parent or Subsidiary), including, but not limited to those relating to sexual harassment and the disclosure or misuse of confidential information; (iv) willful neglect in the performance of Participant’s duties or willful or repeated failure or refusal to perform such duties; or (v) Participant’s breach of any material provision of any agreement between Participant and the Company (or any Parent or Subsidiary), including, without limitation, any confidentiality agreement.
g.
“Change in Control” means the occurrence of any of the following events:
i.
Change in Ownership of the Company. A change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group (“Person”), acquires ownership of the stock of the Company that, together with the stock held by such Person, constitutes more than fifty percent (50%) of the total voting power of the stock of the Company; provided, however, that for purposes of this subsection, the acquisition of additional stock by any one Person, who is considered to own more than fifty percent (50%) of the total voting power of the stock of the Company will not be considered a Change in Control; provided, further, that any change in the ownership of the stock of the Company as a result of a private financing of the Company that is approved by the Board also will not be considered a Change in Control. Further, if the stockholders of the Company immediately before such change in ownership continue to retain immediately after the change in ownership, in substantially the same proportions as their ownership of shares of the Company’s voting stock immediately prior to the change in ownership, direct or indirect beneficial ownership of fifty percent (50%) or more of the total voting power of the stock of the Company or of the ultimate parent entity of the Company, such event will not be considered a Change in Control under this subsection (i). For this purpose, indirect beneficial ownership will include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company, as the case may be, either directly or through one or more subsidiary corporations or other business entities; or
ii.
Change in Effective Control of the Company. A change in the effective control of the Company which occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period by Directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. For purposes of this subsection (ii), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Change in Control; or
iii.
Change in Ownership of a Substantial Portion of the Company’s Assets. A change in the ownership of a substantial portion of the Company’s assets which occurs on the date that any Person acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such Person or Persons) assets from the Company that have a total gross fair market value equal to or more than fifty percent (50%) of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions; provided, however, that for purposes of this subsection (iii), the following will not constitute a change in the ownership of a substantial portion of the Company’s assets: (A) a transfer to an entity that is controlled by the Company’s stockholders immediately after the transfer, or (B) a transfer of assets by the Company to: (1) a stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company’s stock, (2) an entity, fifty percent (50%) or more of the total value or voting power of which is owned, directly or indirectly, by the Company, (3) a Person, that owns, directly or indirectly, fifty percent (50%) or more of the total value or voting power of all the outstanding stock of the Company, or (4) an entity, at least fifty percent (50%) of the total value or voting power of which is owned, directly or indirectly, by a Person described in subsection (iii)(B)(3). For purposes of this subsection (iii), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

For purposes of this definition, persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.

Notwithstanding the foregoing, a transaction will not be deemed a Change in Control unless the transaction qualifies as a change in control event within the meaning of Section 409A.

Further and for the avoidance of doubt, a transaction will not constitute a Change in Control if: (x) its primary purpose is to change the jurisdiction of the Company’s incorporation, or (y) its primary purpose is to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

h.
“Code” means the U.S. Internal Revenue Code of 1986, as amended. Any reference to a section of the Code or regulation thereunder will include such section or regulation, any valid regulation or other formal guidance of general or direct applicability promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

i.
“Committee” means a committee of Directors or of other individuals satisfying Applicable Laws appointed by the Board, or by a duly authorized committee of the Board, in accordance with Section 4 hereof.
j.
“Common Stock” means the common stock of the Company.
k.
“Company” means Inogen, Inc., a Delaware corporation, or any successor thereto.
l.
“Consultant” means any natural person, including an advisor, engaged by the Company or a Parent or Subsidiary of the Company to render bona fide services to such entity, provided the services (i) are not in connection with the offer or sale of securities in a capital-raising transaction, and (ii) do not directly promote or maintain a market for the Company’s securities, in each case, within the meaning of Form S-8 promulgated under the Securities Act, and provided, further, that a Consultant will include only those persons to whom the issuance of Shares may be registered under Form S-8 promulgated under the Securities Act.
m.
“Director” means a member of the Board.
n.
“Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code, provided that in the case of Awards other than Incentive Stock Options, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.
o.
“Employee” means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.
p.
“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, including the rules and regulations promulgated thereunder.
q.
“Exchange Program” means a program under which (i) outstanding Awards are surrendered or cancelled in exchange for awards of the same type (which may have higher or lower exercise prices and different terms), awards of a different type, and/or cash, (ii) Participants would have the opportunity to transfer any outstanding Awards to a financial institution, and/or (iii) the exercise price of an outstanding Award is reduced. Pursuant to the provisions of Section 6(a), the Administrator may not institute an Exchange Program.
r.
“Fair Market Value” means, as of any date, the value of Common Stock determined as follows:
i.
If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq Global Select Market, the Nasdaq Global Market or the Nasdaq Capital Market of The Nasdaq Stock Market, or the New York Stock Exchange, its Fair Market Value will be the closing sales price for such stock (or, if no closing sales price was reported on that date, as applicable, on the last Trading Day such closing sales price was reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;
ii.
If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share will be the mean between the high bid and low asked prices for the Common Stock on the day of determination (or, if no bids and asks were reported on that date, as applicable, on the last Trading Day such bids and asks were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or
iii.
In the absence of an established market for the Common Stock, the Fair Market Value will be determined in good faith by the Administrator.

In addition, for purposes of determining the fair market value of shares for any reason other than the determination of the exercise price of Options or Stock Appreciation Rights, fair market value will be determined by the Administrator in a manner compliant with Applicable Laws and applied consistently for such purpose. The determination of fair market value for purposes of tax withholding may be made in the Administrator’s discretion subject to Applicable Laws and is not required to be consistent with the determination of Fair Market Value for other purposes.

s.
“Fiscal Year” means the fiscal year of the Company.
t.
“Good Reason” means, without Participant’s consent, (i) a substantial and material diminution in Participant’s duties or responsibilities; (ii) a reduction in base salary or annual bonus opportunity of ten percent (10%) or more; or (iii) the failure of the Company to pay any compensation when due. Participant may terminate Participant’s status as Service Provider with Good Reason by providing the Company thirty (30) days’ written notice setting forth in reasonable specificity the event that constitutes Good Reason, which written notice, to be effective, must be provided to the Company within thirty (30) days of the occurrence of such event. During such thirty (30)-day notice period, the Company shall have a cure right (if curable), and if not cured within such period, Participant’s termination will be effective upon the expiration of such cure period.
u.
“Incentive Stock Option” means an Option that by its terms qualifies and is otherwise intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.
v.
“Inside Director” means a Director who is an Employee.
w.
“Involuntary Termination” means the termination of Participant as a Service Provider by reason of:
i.
Participant’s involuntary dismissal or discharge by the Company, or by the acquiring or successor entity (or Parent or any Subsidiary thereof for which Participant is a Service Provider) for reasons other than Cause; or
ii.
Participant’s voluntary resignation for Good Reason.
x.
“Nonstatutory Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.
y.
“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.
z.
“Option” means a stock option granted pursuant to the Plan.
aa.
“Outside Director” means a Director who is not an Employee.
bb.
“Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.
cc.
“Participant” means the holder of an outstanding Award.
dd.
“Performance Share” means an Award denominated in Shares which may be earned in whole or in part upon attainment of performance goals or other vesting criteria as the Administrator may determine pursuant to Section 11.
ee.
“Performance Unit” means an Award which may be earned in whole or in part upon attainment of performance goals or other vesting criteria as the Administrator may determine and which may be settled for cash, Shares or other securities or a combination of the foregoing pursuant to Section 11.
ff.
“Period of Restriction” means the period (if any) during which the transfer of Shares of Restricted Stock are subject to restrictions and therefore, the Shares are subject to a substantial risk of forfeiture. Such restrictions may be based on the passage of time, continued service, the achievement of target levels of performance, the achievement of performance goals, or the occurrence of other events as determined by the Administrator.
gg.
“Plan” means this 2023 Equity Incentive Plan.
hh.
“Restricted Stock” means Shares issued pursuant to a Restricted Stock award under Section 8 of the Plan, or issued pursuant to the early exercise of an Option.

ii.
“Restricted Stock Unit” means a bookkeeping entry representing an amount equal to the Fair Market Value of one Share, granted pursuant to Section 9. Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Company.
jj.
“Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.
kk.
“Section 16(b)” means Section 16(b) of the Exchange Act.
ll.
“Section 409A” means Section 409A of the Code, as it has been and may be amended from time to time, and any proposed or final Treasury Regulations and Internal Revenue Service guidance that has been promulgated or may be promulgated thereunder, from time to time, or any state law equivalent.
mm.
“Securities Act” means the U.S. Securities Act of 1933, as amended, as amended, including the rules and regulations promulgated thereunder.
nn.
“Service Provider” means an Employee, Director or Consultant.
oo.
“Share” means a share of the Common Stock, as adjusted in accordance with Section 14 of the Plan.
pp.
“Stock Appreciation Right” means an Award, granted alone or in connection with an Option, that pursuant to Section 10 is designated as a Stock Appreciation Right.
qq.
“Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.
rr.
“Trading Day” means a day that the primary stock exchange, national market system, or other trading platform, as applicable, upon which the Common Stock is listed (or otherwise trades regularly, as determined by the Administrator, in its sole discretion) is open for trading.
ss.
“U.S. Treasury Regulations” means the Treasury Regulations of the Code. Reference to a specific Treasury Regulation or Section of the Code will include such Treasury Regulation or Section, any valid regulation promulgated under such Section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such Section or regulation.
3.
Stock Subject to the Plan.
a.
Stock Subject to the Plan. Subject to the provisions of Section 14 of the Plan, the maximum aggregate number of Shares that may be issued under the Plan is (i) 400,000 Shares, plus (ii) (A) any Shares that, as of immediately prior to the termination or expiration of the Company’s 2014 Equity Incentive Plan, as amended (the “2014 Plan”), have been reserved but not issued pursuant to any awards granted under the 2014 Plan and are not subject to any awards granted thereunder, plus (B) any Shares subject to awards granted under the Company's 2012 Equity Incentive Plan (the "2012 Plan" or the 2014 Plan that, after the 2014 Plan is terminated or expired, expire or otherwise terminate without having been exercised or issued in full or are forfeited to or repurchased by the Company due to failure to vest, plus (C) any Shares that, after the 2014 Plan is terminated or expired, are used to pay the exercise price or purchase price of an Award granted under the 2012 Plan or the 2014 Plan or to satisfy the tax withholding obligations related to an Award granted under the 2012 Plan or the 2014 Plan, with the maximum number of Shares to be added to the Plan pursuant to clause (ii) above equal to 2,950,000 Shares. In addition, Shares may become available for issuance under the Plan pursuant to Section 3(b). The Shares may be authorized, but unissued, or reacquired Common Stock.
b.
Lapsed Awards. If an Award expires or becomes unexercisable without having been exercised in full, or, with respect to Restricted Stock, Restricted Stock Units, Performance Units or Performance Shares, is forfeited to or repurchased by the Company due to failure to vest, then the unpurchased Shares (or for Awards other than Options or Stock Appreciation Rights, the forfeited or repurchased Shares), which were subject thereto will become available for future grant or sale under the Plan (unless the Plan has terminated). Upon exercise of a Stock Appreciation Right settled in Shares, the gross number of Shares covered by the portion of the Award so exercised, whether or not actually issued pursuant to such exercise, will cease to be available under the Plan. Shares that actually have been issued under the Plan under any Award will not be returned to the Plan and will not become available for future distribution under the Plan; provided, however, that if Shares issued pursuant to Awards of Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units are repurchased by the Company or are forfeited to the Company due to failure to vest, such Shares will become available for future grant under the Plan. Shares used to pay the exercise price or purchase price of an Award or to satisfy the tax withholding obligations related to an Award will become available for future grant or sale under the Plan. To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan. Notwithstanding the foregoing and, subject to adjustment as provided in Section 14, the maximum number of Shares that may be issued upon the exercise of Incentive Stock Options will equal the aggregate Share number stated in Section 3(a), plus, to the extent allowable under Section 422 of the Code and the Treasury Regulations promulgated thereunder, any Shares that become available for issuance under the Plan pursuant to this Section 3(b).
c.
Share Reserve. The Company, at all times during the term of this Plan, will reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of the Plan.
4.
Administration of the Plan.
a.
Procedure.
i.
Multiple Administrative Bodies. Different Committees with respect to different groups of Service Providers may administer the Plan.
ii.
Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder will be structured to satisfy the requirements for exemption under Rule 16b-3.
iii.
Other Administration. Other than as provided above, the Plan will be administered by (A) the Board or (B) a Committee, which Committee will be constituted to comply with Applicable Laws.
iv.
Delegation of Authority for Day-to-Day Administration. Except to the extent prohibited by Applicable Law, the Administrator may delegate to one or more individuals the day-to-day administration of the Plan and any of the functions assigned to it in this Plan. Such delegation may be revoked at any time.
b.
Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, the specific duties delegated by the Board to such Committee, the Administrator will have the authority, in its discretion, to:
i.
determine the Fair Market Value;
ii.
select the Service Providers to whom Awards may be granted hereunder;
iii.
to determine whether and to what extent Awards are granted hereunder;
iv.
determine the number of Shares or dollar amounts to be covered by each Award granted hereunder;
v.
approve forms of Award Agreement for use under the Plan;
vi.
determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. The terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator will determine;
vii.
construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;

viii.
prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of facilitating compliance with applicable non‑U.S. laws, easing the administration of the Plan or for qualifying for favorable tax treatment under applicable non‑U.S. laws;
ix.
modify or amend each Award (subject to Section 6(a) and Section 19 of the Plan), including without limitation the discretionary authority to extend the post-service exercisability period of Awards; provided, however, that in no event will the term of an Option or Stock Appreciation Right be extended beyond its original maximum term;
x.
allow Participants to satisfy tax withholding obligations in a manner prescribed in Section 15 of the Plan;
xi.
authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;
xii.
temporarily suspend the exercisability of an Award if the Administrator deems such suspension to be necessary or appropriate for administrative purposes or to comply with Applicable Laws, provided that such suspension must be lifted prior to the expiration of the maximum term and post-service exercisability period of an Award, unless doing so would not comply with Applicable Laws;
xiii.
allow a Participant, to defer the receipt of the payment of cash or the delivery of Shares that otherwise would be due to the Participant under an Award, subject to Section 15(c);
xiv.
determine whether Awards will be settled in Shares, cash or in any combination thereof;
xv.
impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resales by a Participant or other subsequent transfers by the Participant of any Shares issued as a result of or under an Award, including without limitation, (A) restrictions under an insider trading policy, and (B) restrictions as to the use of a specified brokerage firm for such resales or other transfers; and
xvi.
make all other determinations deemed necessary or advisable for administering the Plan.
c.
Effect of Administrator’s Decision. The Administrator’s decisions, determinations and interpretations will be final and binding on all Participants and any other holders of Awards and will be given the maximum deference permitted by Applicable Laws.
5.
Eligibility. Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares and Performance Units may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.
6.
Limitations.
a.
No Exchange Program. Notwithstanding the powers of the Administrator set forth herein, the Administrator may not institute an Exchange Program.
b.
Dividends. Dividends or other distributions payable with respect to Shares subject to Awards will not be paid before and unless the underlying Shares vest. No dividends or other distributions will be paid with respect to Shares that are subject to unexercised Options or Stock Appreciation Rights.
c.
Minimum Vesting Requirements.
i.
General. Except as specified in Section 6(c)(ii), no portion of an Award, other than an Initial Award or an Annual Award (as such terms are defined in the Company’s Outside Director Compensation Policy, as may be amended from time to time), may vest earlier than the one-year anniversary of such Award’s date of grant, except if accelerated by reason of the Participant’s death or Disability.
ii.
Exception. Awards may be granted to any Service Provider (or Awards may be modified) without regard to the minimum vesting requirements set forth in Section 6(c)(i) to the extent such grants (or modifications) would not result in the issuance of an aggregate of more than 5% of the Shares reserved for issuance under Section 3(a) (the “5% Limit”). For purposes of clarification, an Award granted in substitution for an equity award of an acquired entity in connection with a transaction described in Section 424(a) of the Code (a “Substituted Award”) shall not count against the 5% Limit. The 5% Limit applies in the aggregate to Awards (other than Substituted Awards) that do not satisfy the minimum vesting requirements set forth in Section 6(c)(i).
d.
Outside Director Limitations. In any Fiscal Year, no Outside Director may be granted equity awards (including any Awards granted under this Plan), the value of which will be based on their grant date fair value determined in accordance with U.S. generally accepted accounting principles, and be provided any cash retainers or annual or meeting fees for service as an Outside Director in amounts that, in the aggregate, exceed $750,000, provided that such amount is increased to $1,000,000 in the Fiscal Year of his or her initial service as an Outside Director. Any Awards or other compensation provided to an individual for his or her services as an Employee, or for his or her services as a Consultant other than as an Outside Director, will be excluded for purposes of this Section 6(d).
7.
Stock Options.
a.
Grant of Options. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Options to Service Providers in such amounts as the Administrator, in its sole discretion, will determine.
b.
Stock Option Agreement. Each Award of an Option will be evidenced by an Award Agreement that will specify the exercise price, the number of Shares subject to the Option, the exercise restrictions, if any, applicable to the Option, and such other terms and conditions as the Administrator, in its sole discretion, will determine.
c.
$100,000 Limitation for Incentive Stock Options. Notwithstanding any designation of an Option as an Incentive Stock Option, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds one hundred thousand dollars ($100,000), such Options will be treated as Nonstatutory Stock Options. For purposes of this Section 7(c), Incentive Stock Options will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted.
d.
Term of Option. The term of each Option will be stated in the Award Agreement. In the case of an Incentive Stock Option, the term will be ten (10) years from the date of grant or such shorter term as may be provided in the Award Agreement. Moreover, in the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option will be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement.
e.
Option Exercise Price and Consideration.
i.
Exercise Price. The per Share exercise price for the Shares to be issued pursuant to exercise of an Option will be determined by the Administrator, subject to the following:
1.
In the case of an Incentive Stock Option granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price will be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant.
2.
In the case of any other Option, the per Share exercise price will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

3.
Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code.
ii.
Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator will fix the period within which the Option may be exercised and will determine any conditions that must be satisfied before the Option may be exercised.
iii.
Form of Consideration. The Administrator will determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator will determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of, without limitation: (1) cash (including cash equivalents); (2) check; (3) promissory note, to the extent permitted by Applicable Laws; (4) other Shares, provided that such Shares have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option will be exercised and provided further that accepting such Shares will not result in any adverse accounting consequences to the Company, as the Administrator determines in its sole discretion; (5) consideration received by the Company under a broker-assisted (or other) cashless exercise program (whether through a broker or otherwise) implemented by the Company in connection with the Plan; (6) by reduction in the amount of any Company liability to the Participant; (7) by net exercise; (8) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws; or (9) any combination of the foregoing methods of payment.
f.
Exercise of Option.
i.
Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share.

An Option will be deemed exercised when the Company receives: (i) notice of exercise (in accordance with the procedures that the Administrator may specify from time to time) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised (together with any applicable tax withholdings). Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option will be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares subject to an Option, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 14 of the Plan.

Exercising an Option in any manner will decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

ii.
Cessation of Relationship as a Service Provider. If a Participant ceases to be a Service Provider, other than upon the cessation of the Participant’s Service Provider status as the result of the Participant’s death or Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of cessation of the Participant’s Service Provider status (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for three (3) months following cessation of the Participant’s Service Provider status. Unless otherwise provided by the Administrator, if on the date of cessation of the Participant’s Service Provider status the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan.

If, after cessation of the Participant’s Service Provider status, the Participant does not exercise his or her Option within the time specified by the Administrator, the Option will terminate, and the Shares covered by such Option will revert to the Plan.
iii.
Disability of Participant. If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent the Option is vested on the date of cessation of the Participant’s Service Provider status (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following cessation of the Participant’s Service Provider status. Unless otherwise provided by the Administrator, if on the date of cessation of the Participant’s Service Provider status the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If, after cessation of the Participant’s Service Provider status, the Participant does not exercise his or her Option within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.
iv.
Death of Participant. If a Participant dies while a Service Provider, the Option may be exercised following the Participant’s death within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of death (but in no event may the Option be exercised later than the expiration of the term of such Option as set forth in the Award Agreement), by the Participant’s designated beneficiary, provided such beneficiary has been designated prior to the Participant’s death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following the Participant’s death. Unless otherwise provided by the Administrator, if at the time of death, the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will immediately revert to the Plan. If the Option is not so exercised within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.
v.
Tolling Expiration. A Participant’s Award Agreement may also provide that:
1.
if the exercise of the Option following the cessation of the Participant’s status as a Service Provider (other than upon the Participant’s death or Disability) would result in liability under Section 16(b), then the Option will terminate on the earlier of (A) the expiration of the term of the Option set forth in the Award Agreement, or (B) the tenth (10th) day after the last date on which such exercise would result in liability under Section 16(b); or
2.
if the exercise of the Option following the cessation of the Participant’s status as a Service Provider (other than upon the Participant’s death or Disability) would be prohibited at any time solely because the issuance of Shares would violate the registration requirements under the Securities Act, then the Option will terminate on the earlier of (A) the expiration of the term of the Option or (B) the expiration of a period of thirty (30) days after the cessation of the Participant’s status as a Service Provider during which the exercise of the Option would not be in violation of such registration requirements.
8.
Restricted Stock.
a.
Grant of Restricted Stock. Subject to the terms and conditions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, will determine.
b.
Restricted Stock Agreement. Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction (if any), the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine. Unless the Administrator determines otherwise, the Company as escrow agent will hold Shares of Restricted Stock until the restrictions on such Shares have lapsed.
c.
Transferability. Except as provided in this Section 8 or as the Administrator determines, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of any applicable Period of Restriction.
d.
Other Restrictions. The Administrator, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate. The Administrator may set restrictions based upon continued employment or service, the achievement of specific performance objectives (Company-wide, departmental, divisional, business unit, or individual), applicable federal or state securities laws, or any other basis determined by the Administrator in its discretion.
e.
Removal of Restrictions. Except as otherwise provided in this Section 8, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan will be released from escrow as soon as practicable after the last day of any applicable Period of Restriction or at such other time as the Administrator may determine. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.
f.
Voting Rights. During any applicable Period of Restriction, Service Providers holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.
g.
Return of Restricted Stock to Company. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed will revert to the Company and, subject to Section 3, again will become available for grant under the Plan.
9.
Restricted Stock Units.
a.
Grant. Subject to the terms and conditions of the Plan, the Administrator, at any time and from time to time, may grant Restricted Stock Units to Service Providers in such amounts as the Administrator, in its sole discretion, will determine. After the Administrator determines that it will grant Restricted Stock Units under the Plan, it will advise the Participant in an Award Agreement of the terms, conditions, and restrictions related to the grant, including the number of Restricted Stock Units.
b.
Vesting Criteria and Other Terms. The Administrator will set vesting criteria (if any) in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant. The Administrator may set vesting criteria based upon continued employment or service, the achievement of specific performance objectives (Company-wide, departmental, divisional, business unit, or individual goals (including, but not limited to, continued employment or service)), applicable federal or state securities laws or any other basis determined by the Administrator in its discretion.
c.
Earning Restricted Stock Units. Upon meeting the applicable vesting criteria, the Participant will be entitled to receive a payout as determined by the Administrator. Notwithstanding the foregoing, at any time after the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout.
d.
Form and Timing of Payment. Payment of earned Restricted Stock Units will be made as soon as practicable at the time(s) determined by the Administrator and set forth in the Award Agreement. The Administrator, in its sole discretion, may settle earned Restricted Stock Units in cash, Shares, or a combination of both.
e.
Cancellation. On the date set forth in the Award Agreement, all unearned Restricted Stock Units will be forfeited to the Company and, subject to Section 3, again will become available for grant under the Plan.
10.
Stock Appreciation Rights.

a.
Grant of Stock Appreciation Rights. Subject to the terms and conditions of the Plan, a Stock Appreciation Right may be granted to Service Providers at any time and from time to time as will be determined by the Administrator, in its sole discretion.
b.
Number of Shares. Subject to the terms and conditions of the Plan, the Administrator will have complete discretion to determine the number of Stock Appreciation Rights granted to any Service Provider.
c.
Exercise Price and Other Terms. The per Share exercise price for the Shares to be issued pursuant to exercise of a Stock Appreciation Right will be determined by the Administrator and will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant. Otherwise, the Administrator, subject to the provisions of the Plan, will have complete discretion to determine the terms and conditions of Stock Appreciation Rights granted under the Plan.
d.
Stock Appreciation Right Agreement. Each Stock Appreciation Right grant will be evidenced by an Award Agreement that will specify the exercise price, the term of the Stock Appreciation Right, the conditions of exercise (if any), and such other terms and conditions as the Administrator, in its sole discretion, will determine.
e.
Term and Expiration of Stock Appreciation Rights. A Stock Appreciation Right granted under the Plan will expire upon the date as determined by the Administrator, in its sole discretion, and set forth in the Award Agreement. Notwithstanding the foregoing, the rules of Section 7(f) relating to exercise also will apply to Stock Appreciation Rights.
f.
Payment of Stock Appreciation Right Amount. Upon exercise of a Stock Appreciation Right, a Participant will be entitled to receive payment from the Company in an amount determined as the product of:
i.
The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; and
ii.
The number of Shares with respect to which the Stock Appreciation Right is exercised.

At the discretion of the Administrator, the payment upon exercise of a Stock Appreciation Right may be in cash, in Shares of equivalent value, or in some combination of both.

11.
Performance Units and Performance Shares.
a.
Grant of Performance Units/Shares. Subject to the terms and conditions of the Plan, Performance Units and Performance Shares may be granted to Service Providers at any time and from time to time, as will be determined by the Administrator, in its sole discretion. Subject to the terms and conditions of the Plan, the Administrator will have complete discretion in determining the number of Performance Units and Performance Shares granted to each Participant.
b.
Value of Performance Units/Shares. Each Performance Unit will have an initial value that is established by the Administrator on or before the date of grant. Each Performance Share will have an initial value equal to the Fair Market Value of a Share on the date of grant.
c.
Performance Objectives and Other Terms. The Administrator will set performance objectives or other vesting provisions (including, without limitation, continued status as a Service Provider) (if any) in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units/Shares that will be paid out to the Service Providers. The time period during which the performance objectives or other vesting provisions must be met will be called the “Performance Period.” Each Award of Performance Units/Shares will be evidenced by an Award Agreement that will specify the Performance Period, and such other terms and conditions as the Administrator, in its sole discretion, will determine. The Administrator may set vesting criteria based upon continued employment or service, the achievement of specific performance objectives (Company-wide, departmental, divisional, business unit, or individual goals (including, but not limited to, continued employment or service)), applicable federal or state securities laws or any other basis determined by the Administrator in its discretion.

d.
Earning of Performance Units/Shares. After the applicable Performance Period has ended, the holder of Performance Units/Shares will be entitled to receive a payout of the number of Performance Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives or other vesting provisions have been achieved. After the grant of a Performance Unit/Share, the Administrator, in its sole discretion, may reduce or waive any performance objectives or other vesting provisions for such Performance Unit/Share.
e.
Form and Timing of Payment of Performance Units/Shares. Payment of earned Performance Units/Shares will be made as soon as practicable after the expiration of the applicable Performance Period. The Administrator, in its sole discretion, may pay earned Performance Units/Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period) or in a combination thereof.
f.
Cancellation of Performance Units/Shares. On the date set forth in the Award Agreement, all unearned or unvested Performance Units/Shares will be forfeited to the Company, and, subject to Section 3, again will be available for grant under the Plan.
12.
Leaves of Absence/Transfer Between Locations. Unless the Administrator provides otherwise or as otherwise required by Applicable Laws, vesting of Awards granted hereunder will be suspended during any unpaid leave of absence. A Participant will not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, or any of its Subsidiaries. For purposes of Incentive Stock Options, no such leave may exceed three (3) months, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then six (6) months following the first (1st) day of such leave any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option.
13.
Transferability of Awards. Unless determined otherwise by the Administrator (and subject to the provisions of Section 6(a)), an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent and distribution, and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, such Award will contain such additional terms and conditions as the Administrator deems appropriate.
14.
Adjustments; Dissolution or Liquidation; Merger or Change in Control.
a.
Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, reclassification, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs (other than any ordinary dividends or other ordinary distributions), the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, will adjust the number and class of shares of stock that may be delivered under the Plan and/or the number, class, and price of shares of stock covered by each outstanding Award and the numerical Share limits in Section 3 of the Plan. Notwithstanding the preceding, the number of Shares subject to any Award always will be a whole number.
b.
Dissolution or Liquidation. In the event of a proposed dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised (with respect to an Option or a Stock Appreciation Right) or vested (with respect to an Award other than an Option or a Stock Appreciation Right), an Award will terminate immediately prior to the consummation of such proposed action.
c.
Merger or Change in Control. In the event of a merger of the Company with or into another corporation or other entity or a Change in Control, each outstanding Award will be treated as the Administrator determines (subject to the provisions of the following paragraph) without a Participant’s consent, including, without limitation, that (i) Awards will be assumed, or substantially equivalent awards will be substituted, by the acquiring or succeeding corporation (or an affiliate thereof) with appropriate adjustments as to the number and kind of shares and prices; (ii) upon written notice to a Participant, that the Participant’s Awards will terminate upon or immediately prior to the consummation of such merger or Change in Control; (iii) outstanding Awards will vest and become exercisable, realizable, or payable, or restrictions applicable to an Award will lapse, in whole or in part prior to or upon consummation of such merger or Change in Control, and, to the extent the Administrator determines, terminate upon or immediately prior to the effectiveness of such merger or Change in Control; (iv) (A) the termination of an Award in exchange for an amount of cash and/or property, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant’s rights as of the date of the occurrence of the transaction (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction the Administrator determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights, then such Award may be terminated by the Company without payment), or (B) the replacement of such Award with other rights or property selected by the Administrator in its sole discretion; or (v) any combination of the foregoing. In taking any of the actions permitted under this Section 14(c), the Administrator will not be obligated to treat all Awards, all Awards held by a Participant, all Awards of the same type, or all portions of Awards, similarly.

In the event that the successor corporation does not assume or substitute for the Award (or portion thereof), the Participant will fully vest in and have the right to exercise the Participant’s outstanding Option and Stock Appreciation Right (or portion thereof) that is not assumed or substituted for, including Shares as to which such Award would not otherwise be vested or exercisable, all restrictions on Restricted Stock, Restricted Stock Units, Performance Shares and Performance Units (or portions thereof) not assumed or substituted for will lapse, and, with respect to such Awards with performance-based vesting (or portions thereof) not assumed or substituted for, all performance goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met, in each case, unless specifically provided otherwise by the Administrator or under the applicable Award Agreement or other written agreement authorized by the Administrator between the Participant and the Company or any of its Subsidiaries or Parents, as applicable. In addition, unless specifically provided otherwise by the Administrator or under the applicable Award Agreement or other written agreement authorized by the Administrator between the Participant and the Company or any of its Subsidiaries or Parents, as applicable, if an Option or Stock Appreciation Right (or portion thereof) is not assumed or substituted for in the event of a merger or Change in Control, the Administrator will notify the Participant in writing or electronically that such Option or Stock Appreciation Right (or its applicable portion) will be exercisable for a period of time determined by the Administrator in its sole discretion, and the Option or Stock Appreciation Right (or its applicable portion) will terminate upon the expiration of such period.

For the purposes of this subsection 14(c), an Award will be considered assumed if, following the merger or Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the merger or Change in Control, the consideration (whether stock, cash, or other securities or property) received in the merger or Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of an Option or Stock Appreciation Right or upon the payout of a Restricted Stock Unit, Performance Unit or Performance Share, for each Share subject to such Award, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or Change in Control. For the avoidance of doubt, the Administrator may determine that, for purposes of this Section 14(c), the Company is the successor corporation with respect to some or all Awards.

Notwithstanding anything in this Section 14(c) to the contrary, in the event of an Involuntary Termination (as defined below) of a Participant as a Service Provider on or within twelve (12) months following a Change in Control, the Participant will fully vest in and have the right to exercise all of his or her outstanding Options and Stock Appreciation Rights, including Shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on Restricted Stock and Restricted Stock Units will lapse, and, with respect to Awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met, in each case, unless specifically provided otherwise by the Administrator or under the applicable Award Agreement or other written agreement authorized by the Administrator between the Participant and the Company or any of its Subsidiaries or Parents, as applicable.

Notwithstanding anything in this subsection 14(c) to the contrary, and unless otherwise provided by the Administrator or under an Award Agreement or other written agreement authorized by the Administrator between the Participant and the Company or any of its Subsidiaries or Parents, as applicable, an Award that vests, is earned or paid-out upon the satisfaction of one or more performance goals will not be considered assumed if the Company or its successor modifies any of such performance goals without the Participant’s consent; provided, however, a modification to such performance goals only to reflect the successor corporation’s post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

Notwithstanding anything in this subsection 14(c) to the contrary, if a payment under an Award Agreement is subject to Section 409A and if the change in control definition contained in the Award Agreement or other written agreement related to the Award does not comply with the definition of “change in control” for purposes of a distribution under Section 409A, then any payment of an amount that otherwise is accelerated under this Section will be delayed until the earliest time that such payment would be permissible under Section 409A without triggering any penalties applicable under Section 409A.

d.
Outside Director Awards. With respect to Awards granted to an Outside Director while such individual was an Outside Director, in the event of a Change in Control, the Outside Director will fully vest in and have the right to exercise Options and/or Stock Appreciation Rights as to all of the Shares underlying such Award, including those Shares which would not otherwise be vested or exercisable, all restrictions on Restricted Stock and Restricted Stock Units will lapse, and, with respect to Awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met, in each case, unless specifically provided otherwise by the Administrator or under the applicable Award Agreement or other written agreement authorized by the Administrator between the Participant and the Company or any of its Subsidiaries or Parents, as applicable.
15.
Tax.
a.
Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof) or such earlier time as any tax withholding obligations are due, the Company (or any of its Subsidiaries, Parents or affiliates employing or retaining the services of a Participant, as applicable) will have the power and the right to deduct or withhold, or require a Participant to remit to the Company (or any of its Subsidiaries, Parents or affiliates, as applicable), an amount sufficient to satisfy U.S. federal, state, and local, non-U.S., and other taxes (including the Participant’s FICA obligation) required to be withheld with respect to such Award (or exercise thereof).
b.
Withholding Arrangements. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax withholding obligation, in whole or in part by (without limitation) (i) paying cash, check or other cash equivalents; (ii) electing to have the Company withhold otherwise deliverable cash or Shares having a fair market value equal to the minimum statutory amount required to be withheld or such greater amount as the Administrator may determine if such amount would not have adverse accounting consequences, as the Administrator determines in its sole discretion; (iii) delivering to the Company already-owned Shares having a fair market value equal to the statutory amount required to be withheld or such greater amount as the Administrator may determine, in each case, provided the delivery of such Shares will not result in any adverse accounting consequences, as the Administrator determines in its sole discretion; (iv) selling a sufficient number of Shares otherwise deliverable to the Participant through such means as the Administrator may determine in its sole discretion (whether through a broker or otherwise) equal to the amount required to be withheld or such greater amount as the Administrator may determine, in each case, provided the delivery of such Shares will not result in any adverse accounting consequences, as the Administrator determines in its sole discretion; (v) such other consideration and method of payment for the meeting of tax withholding obligations as the Administrator may determine to the extent permitted by Applicable Laws; or (vi) any combination of the foregoing methods of payment. The withholding amount will be deemed to include any amount which the Administrator agrees may be withheld at the time the election is made, not to exceed the amount determined by using the maximum federal, state or local marginal income tax rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined or such greater amount as the Administrator may determine if such amount would not have adverse accounting consequences, as the Administrator determines in its sole discretion. The fair market value of the Shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.
c.
Compliance With Section 409A. Awards will be designed and operated in such a manner that they are either exempt from the application of, or comply with, the requirements of Section 409A such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Section 409A, except as otherwise determined in the sole discretion of the Administrator. Each payment or benefit under this Plan and under each Award Agreement is intended to constitute a separate payment for purposes of Section 1.409A-2(b)(2) of the Treasury Regulations. The Plan, each Award and each Award Agreement under the Plan is intended to be exempt from or otherwise meet the requirements of Section 409A and will be construed and interpreted including but not limited with respect to ambiguities and/or ambiguous terms, in accordance with such intent, in accordance with such intent, except as otherwise specifically determined in the sole discretion of the Administrator. To the extent that an Award or payment, or the settlement or deferral thereof, is subject to Section 409A the Award will be granted, paid, settled or deferred in a manner that will meet the requirements of Section 409A, such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Section 409A. In no event will the Company or any of its Subsidiaries or Parents have any responsibility, obligation or liability under the terms of this Plan to reimburse, indemnify, or hold harmless any Participant or any other person in respect of Awards, for any taxes, interest or penalties imposed, or other costs incurred, as a result of Section 409A.
16.
No Effect on Employment or Service. Neither the Plan nor any Award will confer upon a Participant any right with respect to continuing the Participant’s relationship as a Service Provider, nor interfere in any way with the Participant’s right or the right of the Company and its Subsidiaries or Parents, as applicable, to terminate such relationship at any time, with or without cause, to the extent permitted by Applicable Laws.
17.
Date of Grant. The date of grant of an Award will be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination will be provided to each Participant within a reasonable time after the date of such grant.
18.
Term of Plan. Subject to Section 23 of the Plan, the Plan will become effective upon the third (3rd) business day following the date of its approval by the Company’s stockholders. It will continue in effect for a term of ten (10) years from the date of the initial Board (or its designated Committee) action to adopt the Plan unless terminated earlier under Section 19 of the Plan.
19.
Amendment and Termination of the Plan.
a.
Amendment and Termination. The Administrator may at any time amend, alter, suspend or terminate the Plan.
b.
Stockholder Approval. The Company will obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.
c.
Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan will materially impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan will not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

20.
Conditions Upon Issuance of Shares.
a.
Legal Compliance. Shares will not be issued pursuant to an Award, including without limitation upon exercise or vesting thereof, as applicable, unless the issuance and delivery of such Shares and exercise or vesting of the Award, as applicable, will comply with Applicable Laws. If required by the Administrator, issuance will be further subject to the approval of counsel for the Company with respect to such compliance. If the Company determines it to be impossible or impractical to obtain authority from any regulatory body having jurisdiction or to complete or comply with the requirements of any Applicable Laws, registration or other qualification of the Shares under any state, federal or foreign law or under the rules and regulations of the U.S. Securities and Exchange Commission, the stock or share exchange on which Shares of the same class are then listed, or any other governmental or regulatory body, which authority, registration, qualification or rule compliance is deemed by the Company’s counsel to be necessary or advisable for the issuance and sale of any Shares hereunder, the Company will be relieved of any liability regarding the failure to issue or sell such Shares as to which such authority, registration, qualification or rule compliance was not obtained and the Administrator reserves the authority, without the consent of a Participant, to terminate or cancel Awards with or without consideration in such a situation.
b.
Investment Representations. As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

21.
Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction or to complete or comply with the requirements of any registration or other qualification of the Shares under any U.S. state or federal law or non-U.S. law or under the rules and regulations of the Securities and Exchange Commission, the stock exchange on which Shares of the same class are then listed, or any other governmental or regulatory body, which authority, registration, qualification or rule compliance is deemed by the Company’s counsel to be necessary or advisable for the issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority, registration, qualification or rule compliance will not have been obtained.
22.
Forfeiture Events. The Administrator may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award will be subject to reduction, cancellation, forfeiture, recoupment, reimbursement, or reacquisition upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Notwithstanding any provisions to the contrary under this Plan, all Awards granted under the Plan will be subject to reduction, cancellation, forfeiture, recoupment, reimbursement, or reacquisition under any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other Applicable Laws (the “Clawback Policy”). The Administrator may require a Participant to forfeit, return or reimburse the Company all or a portion of the Award and any amounts paid thereunder pursuant to the terms of the Clawback Policy or as necessary or appropriate to comply with Applicable Laws. Unless this Section 22 specifically is mentioned and waived in an Award Agreement or other document, no recovery of compensation under a Clawback Policy or otherwise will constitute an event that triggers or contributes to any right of a Participant to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company or any Parent or Subsidiary of the Company.
23.
Stockholder Approval. The Plan will be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted by the Board. Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws.

officers. Ye

INOGEN, INC.
301 COROMAR DRIVE
GOLETA, CA 93117

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

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SCAN TO VIEW MATERIALS & VOTE

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Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Time on May 30, 2023 for shares held directly. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

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Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

NAME	
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

CONTROL # → 0000000000000000

SHARES

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Class III Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

Nominees

01) Glenn Boehnlein 02) Thomas A. West

02 0000000000

The Board of Directors recommends you vote FOR proposals 2 and 3.

The Board of Directors recommends you vote 1 YEAR on the following proposal:

	1 year	2 years	3 years	Abstain
4. To approve on an advisory and non-binding basis the frequency of future advisory votes on the compensation of our named executive officers.	☐	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposal:

	For	Against	Abstain
5. To approve the Inogen, Inc. 2023 Equity Incentive Plan.	☐	☐	☐

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

0000605855_1 R1.0.0.6

TREET ANY CITY, ONA1A 1A1 SHARES CUSIP # Signature [PLEASE SIGN WITHIN BOX] Date JOB # Signature (Joint Owners) Date SEQUENCE #

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com 0000554846_2 R1.0.0.24 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com INOGEN, INC. Annual Meeting of Stockholders June 8, 2022 10:00 AM PDT This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Nabil Shabshab and Jason Somer, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of INOGEN, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held virtually at 10:00 AM, PDT on June 8, 2022 via the Internet at www.virtualshareholdermeeting.com/INGN2022, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side